UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

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Filed by a Party other than the Registrant ☐
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☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

TYCO ELECTRONICS LTD.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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☒	No fee required.
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January [    •    ], 2010

Dear Shareholder,

        You are invited to attend the 2010 Annual General Meeting of Shareholders of Tyco Electronics Ltd., to be held on March 10, 2010 at 2:00 p.m., Central European Time (8:00 a.m., Eastern Standard Time), at the Radisson Blu Hotel, Zurich Airport, Zurich, Switzerland. Details of the business to be presented at the meeting can be found in the accompanying Invitation to Annual General Meeting of Shareholders and Proxy Statement.

        If you cannot attend, you can ensure that your shares are represented at the meeting by promptly completing, signing, and dating your proxy card and returning it in the enclosed envelope.

        We look forward to seeing you at the meeting.

Sincerely,

Frederic M. Poses
Chairman of the Board

Tyco Electronics Ltd.
Rheinstrasse 20
CH-8200 Schaffhausen, Switzerland

Tel: +41 (0)52 633 66 61
Fax: +41 (0)52 633 66 99

2010 Annual General Meeting Proxy Statement            i

TYCO ELECTRONICS LTD.
Rheinstrasse 20
CH-8200 Schaffhausen, Switzerland

Invitation to Annual General Meeting of Shareholders

Time and Date:	2:00 p.m., Central European Time (8:00 a.m., Eastern Standard Time), on March 10, 2010
Place:	The Radisson Blu Hotel, Zurich Airport, Zurich, Switzerland
Agenda Items:	1. Election of eleven (11) directors proposed by the Board of Directors;

2. Approval of (i) the 2009 Annual Report of Tyco Electronics Ltd. (excluding the statutory financial statements for the period ended September 25, 2009 and the consolidated financial statements for the fiscal year ended September 25, 2009), (ii) the statutory financial statements of Tyco Electronics Ltd. for the period ended September 25, 2009 and (iii) the consolidated financial statements of Tyco Electronics Ltd. for the fiscal year ended September 25, 2009;

3. Approval of the equivalent of a dividend payment in the form of a distribution to shareholders through a reduction of the par value of our shares, such payment to be made in four equal quarterly installments on or before March 25, 2011 (the end of the second fiscal quarter of 2011);

4. Release of the members of the Board of Directors and executive officers of Tyco Electronics for activities during fiscal year 2009;
5. Approval of an increase in the number of shares available for awards under the Tyco Electronics Ltd. 2007 Stock and Incentive Plan;

6. Election of (i) Deloitte & Touche LLP as our independent registered public accounting firm for fiscal year 2010, (ii) Deloitte AG, Zurich, Switzerland, as our Swiss registered auditor until our next annual general meeting, and (iii) PricewaterhouseCoopers AG, Zurich, Switzerland, as our special auditor until our next annual general meeting;

7. Approval of any adjournments or postponements of the meeting; and
8. Transaction of any other business properly brought at the meeting.
Persons Who Will Receive Proxy Materials:

A copy of the proxy materials, including a proxy card, has been sent to each shareholder registered in our share register as of the close of business (Eastern Standard Time) on January 21, 2010. A copy of the proxy materials will also be sent to any additional shareholders who are registered in our share register as shareholders with voting rights, or who become beneficial owners through a nominee registered in our share register as a shareholder with voting rights, as of the close of business (Eastern Standard Time) on February 18, 2010.

2010 Annual General Meeting Proxy Statement            1

Admission to Meeting and Persons Eligible to Vote:

Shareholders who are registered with voting rights in our share register as of the close of business (Eastern Standard Time) on February 18, 2010 have the right to attend the Annual General Meeting and vote their shares, or may grant a proxy to vote on each of the agenda items in this invitation and any other matter properly presented at the meeting for consideration.

Shareholders who hold their shares in the name of a bank, broker or other nominee should follow the instructions provided by their bank, broker or nominee. Beneficial owners who have not obtained a proxy from their bank, broker or nominee are not entitled to vote in person at the Annual General Meeting.

Granting of Proxy:

Shareholders of record with voting rights who do not wish to attend the Annual General Meeting have the right to appoint as proxy the Tyco Electronics officers named in the enclosed proxy card. Alternatively, they may appoint Dr. Jvo Grundler, Ernst & Young AG, as independent proxy, pursuant to article 689c of the Swiss Code of Obligations with full rights of substitution by marking the appropriate box on and submitting the enclosed proxy card, or grant a written proxy to any person, who does not need to be a shareholder.

The proxies granted to the Tyco Electronics officers named in the proxy card or the independent proxy must be received no later than 5:00 p.m., Central European Time (11:00 a.m., Eastern Standard Time) on March 9, 2010. A shareholder of record who gives a proxy may revoke it at any time before it is exercised by voting in person at the meeting, or, subject to timing restrictions, by delivering a subsequent proxy or by notifying the Secretary of Tyco Electronics or the independent proxy in writing of such revocation.

With regard to the items listed on the agenda and without any explicit instructions to the contrary, the Tyco Electronics officers acting as proxy and the independent proxy will vote according to the recommendation of the Board of Directors of Tyco Electronics. If new agenda items (other than those on the agenda) or new proposals or motions regarding agenda items set out in the Invitation to Annual General Meeting are being put forth at the meeting, the Tyco Electronics officers acting as proxy will vote in accordance with the recommendation of the Board of Directors, as will the independent proxy.

Proxy Holders of Deposited Shares:

Institutions subject to the Swiss Federal Law on Banks and Savings Banks as well as professional asset managers who hold proxies for holders of record with voting rights who did not grant proxies to Tyco Electronics officers or the independent proxy must inform Tyco Electronics of the number of shares they represent by mail so that we receive notice no later than 5:00 p.m., Central European Time (11:00 a.m., Eastern Standard Time), on March 9, 2010. This information must be mailed to: Tyco Electronics Ltd., Attention: Secretary, Rheinstrasse 20, CH-8200 Schaffhausen, Switzerland.

2            2010 Annual General Meeting Proxy Statement

Date of Mailing:

This Invitation to Annual General Meeting of Shareholders and Proxy Statement and the enclosed proxy card are first being sent on or about [•], 2010 to each shareholder of record of Tyco Electronics registered shares at the close of business (Eastern Standard Time) on January 21, 2010.

By order of the Board of Directors,

Harold G. Barksdale
Corporate Secretary

January [    •    ], 2010

2010 Annual General Meeting Proxy Statement            3

PROXY STATEMENT
FOR THE ANNUAL GENERAL MEETING OF SHAREHOLDERS OF
TYCO ELECTRONICS LTD.
TO BE HELD ON WEDNESDAY, MARCH 10, 2010

QUESTIONS AND ANSWERS ABOUT THIS PROXY STATEMENT AND VOTING

Why am I receiving these materials?

        Tyco Electronics' Board of Directors is soliciting your proxy to vote at the Annual General Meeting to be held at 2:00 p.m., Central European Time (8:00 a.m., Eastern Standard Time), on March 10, 2010, at the Radisson Blu Hotel, Zurich Airport, Zurich, Switzerland. The information provided in this proxy statement is for your use in determining how you will vote on the agenda items described within.

        We have sent this proxy statement and proxy card to each person who is registered as a holder of our shares in the register of shareholders (such owners are often referred to as "holders of record") as of the close of business (Eastern Standard Time) on January 21, 2010. We will also send a copy of this proxy statement and proxy card to any additional shareholders who become registered in our share register after the close of business (Eastern Standard Time) on January 21, 2010 and continue to be registered in our share register at the close of business (Eastern Standard Time) on February 18, 2010. Distribution of this proxy statement and a proxy card to shareholders is scheduled to begin on or about [    •    ], 2010.

        We have requested that banks, brokerage firms and other nominees who hold Tyco Electronics shares on behalf of the owners of the shares (such owners are often referred to, and we refer to them below, as "beneficial shareholders" or "street name holders") as of the close of business (Eastern Standard Time) on January 21, 2010 forward these materials, together with a proxy card or voting instruction card, to those beneficial shareholders. We have also requested that banks, brokerage firms and other nominees who hold Tyco Electronics shares on behalf of beneficial owners forward these materials, together with a proxy card or voting instruction card, to any additional beneficial owners who acquire their shares after January 21, 2010 and continue to hold them at the close of business (Eastern Standard Time) on February 18, 2010. We have agreed to pay the reasonable expenses of the banks, brokerage firms and other nominees for forwarding these materials. We also have provided for these materials to be sent to persons who have interests in our shares through participation in our employee share purchase plans. These individuals are not eligible to vote directly at the Annual General Meeting, but they may instruct the trustees of these plans how to vote the shares represented by their interests. The enclosed proxy card also will serve as voting instructions for the trustees of the plans.

Are proxy materials available on the Internet?

        Yes.

        Important Notice Regarding the Availability of Proxy Materials for the Annual General Meeting to be Held on March 10, 2010.

        Our proxy statement for the Annual General Meeting to be held on March 10, 2010, other proxy material and our annual report to shareholders for fiscal year 2009 is available at [    •    ].

4            2010 Annual General Meeting Proxy Statement

What agenda items are scheduled to be voted on at the meeting?

        The seven agenda items scheduled for a vote are:

    •
    Agenda Item No. 1: To elect eleven (11) nominees proposed by the Board of Directors as directors to hold office until the next annual general meeting of shareholders;

    •
    Agenda Item No. 2: To approve (i) the 2009 Annual Report of Tyco Electronics Ltd. (excluding the statutory financial statements for the period ended September 25, 2009 and the consolidated financial statements for the fiscal year ended September 25, 2009), (ii) the statutory financial statements of Tyco Electronics Ltd. for the period ended September 25, 2009 and (iii) the consolidated financial statements of Tyco Electronics Ltd. for the fiscal year ended September 25, 2009;

    •
    Agenda Item No. 3: To approve the equivalent of a dividend payment in the form of a distribution to shareholders through a reduction of the par value of our shares, such payment to be made in four equal quarterly installments on or before March 25, 2011 (the end of the second fiscal quarter of 2011);

    •
    Agenda Item No. 4: To release the members of the Board of Directors and executive officers of Tyco Electronics for activities during fiscal year 2009;

    •
    Agenda Item No. 5: To approve an increase in the number of shares available for awards under the Tyco Electronics Ltd. 2007 Stock and Incentive Plan;

    •
    Agenda Item No. 6: To elect (i) Deloitte & Touche LLP as our independent registered public accounting firm for fiscal year 2010, (ii) Deloitte AG, Zurich, Switzerland, as our Swiss registered auditor until our next annual general meeting, and (iii) PricewaterhouseCoopers AG, Zurich, Switzerland, as our special auditor until our next annual general meeting; and

    •
    Agenda Item No. 7: To approve any adjournments or postponements of the meeting.

What is the recommendation of the Board of Directors on each of the agenda items scheduled to be voted on at the meeting? How do the Board of Directors and executive officers intend to vote with respect to the agenda items?

        Tyco Electronics' Board of Directors recommends that you vote FOR each of the agenda items listed above. Our directors and executive officers have indicated that they intend to vote their shares in favor of each of the agenda items, except for Agenda Item No. 4 (Release the Members of the Board of Directors and Executive Officers of Tyco Electronics for Activities during Fiscal Year 2009), where they are by law precluded from voting their shares. On November 24, 2009, our directors and executive officers and their affiliates beneficially owned less than one percent of the outstanding shares.

What is the difference between being a shareholder of record and a beneficial owner?

        If your shares are registered directly in your name in our share register operated by our stock transfer agent, you are considered the "shareholder of record" of those shares.

        If your shares are held in a stock brokerage account or by a bank or other nominee on your behalf and the broker, bank or nominee is registered in our share register as a shareholder with voting rights, your broker, bank or other nominee is considered the shareholder of record and you are considered the "beneficial owner" or "street name holder" of those shares. In this case, the shareholder of record that is registered as a shareholder with voting rights has forwarded these proxy materials, and separate voting instructions, to you. As the beneficial owner, you have the right to direct the shareholder of record how to vote your shares by following the voting instructions they have provided with these

2010 Annual General Meeting Proxy Statement            5

materials. Because you are not the shareholder of record, you may not vote your shares in person at the meeting unless you receive a valid proxy from your broker, bank or other nominee that holds your shares giving you the right to vote the shares in person at the meeting.

Who is entitled to vote?

        Shareholders of record

        All shareholders registered in our share register at the close of business (Eastern Standard Time) on February 18, 2010 are entitled to vote on the matters set forth in this proxy statement and any other matter properly presented at the meeting for consideration, provided such shareholders will have become registered as shareholders with voting rights by that time. See "—I am a shareholder of record. How do I become registered as a shareholder with voting rights?"

        Beneficial owners

        Beneficial owners whose banks, brokers or nominees are shareholders registered in our share register with respect to the beneficial owners' shares at the close of business (Eastern Standard Time) on February 18, 2010 are entitled to vote on the matters set forth in this proxy statement and any other matter properly presented at the meeting for consideration, provided such banks, brokers or nominees become registered as shareholders with voting rights. See "—I am a shareholder of record. How do I become registered as a shareholder with voting rights?"

  What if I am the record holder or beneficial owner of shares at the close of business (Eastern Standard Time) on January 21, 2010 but sell or otherwise transfer those shares before the close of business (Eastern Standard Time) on February 18, 2010?

        Holders of record and beneficial owners will not be entitled to vote their shares or provide instructions to vote with respect to their shares if they hold shares at the close of business (Eastern Standard Time) on January 21, 2010 but sell or otherwise transfer those shares before the close of business (Eastern Standard Time) on February 18, 2010.

I am a shareholder of record. How do I become registered as a shareholder with voting rights?

        If you are a shareholder of record, you have been registered as a shareholder with voting rights in our share register, unless in certain circumstances (such as failure to comply with particular disclosure requirements set forth in our Articles of Association) we have specifically advised you that you are registered as a shareholder without voting rights.

How do I attend the Annual General Meeting?

        For admission to the meeting, shareholders of record with voting rights should bring the admission ticket attached to the enclosed proxy card to the check-in area, where their ownership will be verified. Those who have beneficial ownership of registered shares held by a bank, brokerage firm or other nominee which has voting rights must bring to the check-in area account statements or letters from their banks, brokers or nominees showing that they own Tyco Electronics registered shares as of the close of business (Eastern Standard Time) on February 18, 2010. Registration will begin at 1:00 p.m., Central European Time (7:00 a.m., Eastern Standard Time), and the meeting will begin at 2:00 p.m., Central European Time (8:00 a.m., Eastern Standard Time). See "—How do I vote?—At the Annual General Meeting" for a discussion of how to vote in person at the Annual General Meeting.

6            2010 Annual General Meeting Proxy Statement

How do I vote?

        You can vote in the following ways:

        At the Annual General Meeting:    If you are a shareholder of record with voting rights of Tyco Electronics registered shares who plans to attend the Annual General Meeting and wishes to vote your shares in person, we will give you a ballot at the meeting. Shareholders who own their shares in street name are not entitled to vote in person at the Annual General Meeting unless they have a proxy, executed in their favor, from the bank, broker or nominee holder of record of their shares.

  Even if you plan to be present at the Annual General Meeting, we encourage you to complete and mail the enclosed card to vote your shares by proxy. If you are a holder of record, you may still attend the Annual General Meeting and vote in person.

        By Mail:    If you are a holder of record with voting rights, you may vote by marking, dating and signing the enclosed proxy card and returning it by mail for receipt by no later than indicated below. You may appoint the officers of Tyco Electronics named in the proxy card as your proxy. Alternatively, you may authorize the independent proxy, Dr. Jvo Grundler, Ernst & Young AG, with full rights of substitution, to vote your shares on your behalf. If you appoint officers of Tyco Electronics as your proxy, you will need to send your proxy card to Tyco Electronics Ltd., c/o BNY Mellon Shareowner Services, P. O. Box 3550, South Hackensack, NJ 07606-9250, United States of America. If you appoint the independent proxy, you will need to send your proxy card directly to the independent proxy at the following address: Dr. Jvo Grundler, Ernst & Young AG, Legal, Bleicherweg 21, P.O. Box, CH-8022, Zurich, Switzerland.

        If you hold your shares in street name, you can provide instructions to vote by following the instructions on your voting instruction card.

  In order to assure that your votes are tabulated in time to be voted at the Annual General Meeting, you must submit your proxy card so that it is received by 5:00 p.m., Central European Time (11:00 a.m., Eastern Standard Time) on March 9, 2010.

        If you have timely submitted a properly executed proxy card and clearly indicated your votes, your shares will be voted as indicated. If you have timely submitted a properly executed proxy card and have not clearly indicated your votes, your shares will be voted FOR all of the agenda items. If any other matters are properly presented at the meeting, the Tyco Electronics officers or the independent proxy, as applicable, will vote the shares represented by all properly executed proxies in accordance with the recommendation of the Board of Directors.

        Can I vote by telephone or via the Internet?

        If you are a shareholder of record, you cannot vote by telephone or via the Internet. If you are a beneficial owner, you may instruct your broker, bank or other nominee by telephone or via the Internet by following the instructions on your voting instruction card.

How do I appoint Tyco Electronics officers as my proxy?

        If you properly fill in your proxy card and mark the appropriate box so as to appoint officers of Tyco Electronics as your proxy, with full rights of substitution, and send it to us in time to vote, your proxy, meaning one of the individuals named on your proxy card, will vote your shares as you have directed. If you sign the proxy card but do not make specific choices, you will be deemed to appoint officers of Tyco Electronics as your proxy and your proxy will vote your shares FOR each of the agenda items listed above as recommended by the Board of Directors. Alternatively, you can grant a proxy to the independent proxy as described below.

2010 Annual General Meeting Proxy Statement            7

        If a new agenda item or a new motion or proposal for an existing agenda item is properly presented to the Annual General Meeting, the Tyco Electronics officers acting as your proxy will vote in accordance with the recommendation of our Board of Directors. At the time of printing this proxy statement, we know of no matters to be acted on at the Annual General Meeting other than those discussed in this proxy statement.

How do I appoint the independent proxy as my proxy?

        If you are a shareholder of record with voting rights, you may authorize the independent proxy, Dr. Jvo Grundler, with full rights of substitution, to vote your shares on your behalf by marking the box corresponding to the independent proxy on the enclosed proxy card. If you authorize the independent proxy to vote your shares without giving instructions, your shares will be voted in accordance with the recommendations of the Board of Directors with regard to the items listed in the meeting invitation. If new agenda items (other than those in the meeting invitation) or new proposals or motions with respect to those agenda items set forth in the meeting invitation are properly being put forth at the Annual General Meeting, the independent proxy will vote in accordance with the recommendation of the Board of Directors. Proxy forms authorizing the independent proxy to vote shares on your behalf must be sent by mail directly to the independent proxy at the following address: Dr. Jvo Grundler, Ernst & Young AG, Legal, Bleicherweg 21, P.O. Box, CH-8022, Zurich, Switzerland. These forms must be received no later than 5:00 p.m., Central European Time (11:00 a.m., Eastern Standard Time), on March 9, 2010.

If my shares are held in "street name" by my broker, will my broker vote my shares for me?

        We recommend that you contact your broker. Your broker can give you directions on how to instruct the broker to vote your shares. If you have not provided instructions to the broker, your broker will be able to vote your shares with respect to "routine" matters but not "non-routine" matters pursuant to New York Stock Exchange ("NYSE") rules. We believe the following agenda items will be considered non-routine under NYSE rules and therefore your broker will not be able to vote your shares with respect to these agenda items unless the broker receives appropriate instructions from you: Agenda Item No. 1 (Election of Directors), Agenda Item No. 3 (Approval of a Distribution to Shareholders in the Form of a Capital Reduction) and Agenda Item No. 5 (Approval of an Increase in the Number of Shares Available for Awards Under the Tyco Electronics Ltd. 2007 Stock and Incentive Plan). Because of a change in NYSE rules, we note that, unlike at our previous annual general meetings, your broker will not be able to vote your shares with respect to the election of directors if you have not provided instructions to your broker.

What if I am a proxy holder of deposited shares?

        Institutions subject to the Swiss Federal Law on Banks and Savings Banks as well as professional asset managers who hold proxies for holders of record with voting rights who did not grant proxies to Tyco Electronics officers or the independent proxy must inform Tyco Electronics of the number of shares they represent by mail so that we receive notice no later than 5:00 p.m., Central European Time (11:00 a.m., Eastern Standard Time), on March 9, 2010. This information must be mailed to: Tyco Electronics Ltd., Attention: Secretary, Rheinstrasse 20, CH-8200 Schaffhausen, Switzerland.

How many shares can vote at the Annual General Meeting?

        Our registered shares are our only class of voting stock. As of January 21, 2010, there were [    •    ] registered shares issued and outstanding and entitled to vote; however, shareholders who are not registered in our share register as shareholders as of the close of business (Eastern Standard Time) on February 18, 2010 or do not become registered as shareholders with voting rights will not be entitled to attend, vote or grant proxies to vote at, the Annual General Meeting. See "—I am a

8            2010 Annual General Meeting Proxy Statement

shareholder of record. How do I become registered as a shareholder with voting rights?" Shares duly represented at the Annual General Meeting will be entitled to one vote per share for each matter presented at the Annual General Meeting. Shareholders who are registered in our share register as of the close of business (Eastern Standard Time) on February 18, 2010 and who are registered with voting rights may vote in person at the Annual General Meeting as discussed under "—How do I vote?—At the Annual General Meeting."

What quorum is required for the Annual General Meeting?

        The presence, in person or by proxy, of at least the majority of the registered shares entitled to vote constitutes a quorum for the conduct of business at the Annual General Meeting.

What vote is required for approval of each agenda item and what is the effect of broker non-votes and abstentions?

        Agenda Item No. 1:    The election of each director nominee requires the affirmative vote of an absolute majority of the votes of registered shares with voting rights that are represented at the Annual General Meeting in person or by proxy. An absolute majority means at least half plus one additional vote represented at a general meeting of shareholders.

        Agenda Item No. 4:    The release of the members of the Board of Directors and executive officers for activities during fiscal year 2009 requires the affirmative vote of an absolute majority of the votes of registered shares with voting rights that are represented at the Annual General Meeting in person or by proxy, not counting the votes of any member of the Board of Directors or any executive officer of Tyco Electronics.

        Agenda Item No. 5:    The approval of an increase in the number of shares available for awards under the Tyco Electronics Ltd. 2007 Stock and Incentive Plan requires the affirmative vote of an absolute majority of the votes of registered shares with voting rights that are represented at the Annual General Meeting in person or by proxy. In addition, under rules of the NYSE, Agenda Item No. 5 also requires the affirmative vote of the majority of the votes cast on the agenda item, provided that the total votes cast on the agenda item represent over 50% of the voting power of the total outstanding registered shares with voting rights.

        Approval of all other agenda items requires the affirmative vote of an absolute majority of the votes of registered shares with voting rights that are represented at the Annual General Meeting in person or by proxy.

        Registered shares which are represented by broker non-votes (which occur when a broker holding shares for a beneficial owner does not vote on a particular agenda item because the broker does not have discretionary voting power for that particular item and has not received instructions from the beneficial owner) and registered shares which are cast as abstentions on any matter, are counted towards the determination of a majority required to approve such agenda item and will therefore have the effect of an AGAINST vote on that item. Abstentions and broker non-votes are counted for quorum purposes.

Who will count the votes and certify the results?

        An independent vote tabulator will count the votes. BNY Mellon Shareowner Services has been appointed by the Board of Directors as the independent Inspector of Election and will determine the existence of a quorum, validity of proxies and ballots, and certify the results of the voting.

2010 Annual General Meeting Proxy Statement            9

If I vote and then want to change or revoke my vote, may I?

        If you are a shareholder of record and have granted a proxy to designated officers of Tyco Electronics, you may revoke or change your proxy at any time before it is exercised at the meeting by submitting a later dated proxy card at or before the meeting, by notifying our Secretary in writing that you have revoked your proxy, or by attending the meeting and giving notice of revocation in person. If you wish to revoke your proxy, you must do so in sufficient time to permit the necessary examination and tabulation of the subsequent proxy or revocation before the vote is taken. Written revocations should be directed to:

        Secretary
        Tyco Electronics Ltd.
        Rheinstrasse 20
        CH-8200 Schaffhausen, Switzerland

        If you are a shareholder of record and have granted a proxy to the independent proxy, Dr. Jvo Grundler, you may revoke or change your proxy at any time before it is exercised at the meeting by submitting a revocation letter, and new proxy, if applicable, directly to the independent proxy so that it is received by no later than 5:00 p.m., Central European Time (11:00 a.m., Eastern Standard Time) on March 9, 2010. Written revocations should be directed to the following address: Dr. Jvo Grundler, Ernst & Young AG, Legal, Bleicherweg 21, P.O. Box, CH-8022, Zurich, Switzerland.

        Your presence without voting at the meeting will not automatically revoke your proxy, and any revocation during the meeting will not affect votes previously taken at the meeting.

        If your shares are held in a stock brokerage account or by a bank or other nominee on your behalf, follow the voting instructions provided to you with these materials to determine how you may change your vote.

Can I sell my shares before the meeting if I have voted?

        Yes. Tyco Electronics does not block the transfer of shares before the meeting. However, unless you are a shareholder of record with voting rights at the close of business (Eastern Standard Time) on February 18, 2010, your vote will not be counted.

Are shareholders permitted to ask questions at the meeting?

        During the Annual General Meeting, shareholders may ask questions or make comments relating to agenda items following the second of the motion and prior to the taking of the vote by the moderator, in addition to questions or comments relating to the review of the operations of Tyco Electronics for fiscal year 2009.

Whom may I contact for assistance?

        You should contact the following:

    Innisfree M&A Incorporated
    501 Madison Avenue, 20th Floor
    New York, New York 10022, United States of America
    Shareholders call toll free 877-750-9497 (U.S. and Canada)
        or collect +1-412-232-3651 (international)
    Banks and brokerage firms call collect 212-750-5834

10            2010 Annual General Meeting Proxy Statement

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth the number of outstanding shares of Tyco Electronics beneficially owned as of November 24, 2009 by each current director, each executive officer named in the Summary Compensation Table and all of our executive officers and directors as a group. All current directors are nominees for director. The address of our executive officers and directors is c/o Tyco Electronics, 1050 Westlakes Drive, Berwyn, Pennsylvania 19312.

Beneficial Owner	Number of Shares Beneficially Owned(1)
Directors and Executive Officers:
Thomas J. Lynch(2)(3)(4)	1,412,527
Terrence R. Curtin(2)(4)	266,568
Robert A. Scott(2)(4)	196,604
Minoru Okamoto(2)(4)	354,305
Alan C. Clarke(2)(4)	183,002
Pierre R. Brondeau(3)(5)	16,855
Ram Charan(3)(5)	15,360
Juergen W. Gromer(3)(4)(5)	601,226
Robert M. Hernandez(3)(5)(6)	50,360
Daniel J. Phelan(3)(5)	15,360
Frederic M. Poses(3)(5)	214,301
Lawrence S. Smith(3)(5)(7)	21,974
Paula A. Sneed(3)(5)	19,035
David P. Steiner(3)(5)	15,360
John C. Van Scoter(3)(5)	11,804
All current directors and executive officers as a group (25 persons)(4)(5)	4,119,736

(1)
The number shown reflects the number of shares owned beneficially as of November 24, 2009, based on information furnished by the persons named, public filings and Tyco Electronics records. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission ("SEC") and generally includes voting or investment power with respect to securities. Except as otherwise indicated in the notes below and subject to applicable community property laws, each owner has sole voting and sole investment power with respect to all shares beneficially owned by such person. To the extent indicated in the notes below, shares beneficially owned by a person include shares of which the person has the right to acquire beneficial ownership within 60 days after November 24, 2009. All current directors and executive officers as a group beneficially own less than 1% of outstanding shares as of November 24, 2009.

(2)
The named person is an executive officer.

(3)
The named person is a director and nominee for director.

(4)
Includes shares issuable upon the exercise of stock options presently exercisable or exercisable within 60 days after November 24, 2009 as follows: Mr. Lynch—1,284,246; Mr. Curtin—242,611; Mr. Scott—169,820; Mr. Okamoto—333,852; Mr. Clarke—163,891; Dr. Gromer—506,934; all current directors and executive officers as a group—3,349,666. Also includes for all current directors and executive officers as a group 5,271 shares issuable upon the vesting of restricted stock units vesting within 60 days after November 24, 2009.

2010 Annual General Meeting Proxy Statement            11

(5)
Includes vested deferred stock units (DSUs) as follows: Dr. Brondeau—10,876; Dr. Charan—10,876; Dr. Gromer—16,815; Mr. Hernandez—10,876; Mr. Phelan—10,876; Mr. Poses—12,191; Mr. Smith—14,555; Ms. Sneed—13,351; Mr. Steiner—10,876; Mr. Van Scoter—5,825. Distribution of DSUs will occur upon the termination of the individual's service on the Board of Directors. Upon such termination, Tyco Electronics will issue the number of shares equal to the aggregate number of DSUs credited to the individual, including DSUs received through the accrual of dividend equivalents.

(6)
Includes 35,000 shares held in a trust over which Mr. Hernandez has dispositive power.

(7)
Includes 1,860 shares held in a trust over which Mr. Smith has dispositive power. Mr. Smith disclaims beneficial ownership of such shares.

        The following table sets forth the information indicated for persons or groups known to us to be beneficial owners of more than 5% of our outstanding shares beneficially owned as of November 24, 2009.

Name and Address of Beneficial Owner	Number of Shares	Percentage of Class
T. Rowe Price Associates, Inc.(1) 100 East Pratt Street Baltimore, MD 21202	36,439,465	7.9%
Dodge & Cox(2) 555 California Street, 40th Floor San Francisco, CA 94104	27,570,442	6.0%
FMR LLC(3) 82 Devonshire Street Boston, MA 02109	23,888,612	5.2%

(1)
This information is based on a Schedule 13G filed with the SEC on February 12, 2009 by T. Rowe Price Associates, Inc., which reported sole voting and dispositive power as follows: sole voting power—7,148,651 and sole dispositive power—36,439,465.

(2)
This information is based on a Schedule 13G filed with the SEC on February 11, 2009 by Dodge & Cox, which reported sole and shared voting power and sole dispositive power as follows: sole voting power—26,240,692, shared voting power—68,225 and sole dispositive power—27,570,442.

(3)
The amount shown for the number of shares over which FMR LLC exercises voting power was provided to the company by FMR LLC.

12            2010 Annual General Meeting Proxy Statement

 AGENDA ITEM NO. 1—ELECTION OF DIRECTORS

        At the 2010 Annual General Meeting of Shareholders, upon the recommendation of the Nominating, Governance and Compliance Committee, the Board of Directors has named eleven nominees for election as directors to hold office until the 2011 Annual General Meeting. The eleven nominees are current directors of Tyco Electronics Ltd. and are listed below with brief biographies.

Vote Requirement to Elect Directors

        The approval of a majority of our shares present and voting at the meeting, whether in person or by proxy, is required for approval of the election of each of the eleven (11) nominees for director.

Recommendation

        The Board of Directors recommends a vote "FOR" the election of each of the eleven (11) nominees for director. Proxies will be so voted unless shareholders specify otherwise in their proxies.

NOMINEES FOR ELECTION

        Pierre R. Brondeau, 52, joined our Board of Directors in June 2007, immediately following our separation from Tyco International Ltd. ("Tyco International"). Dr. Brondeau has been named President, Chief Executive Officer and a director of FMC Corporation, a global chemical company, effective January 1, 2010. Prior to joining FMC Corporation, he was President and Chief Executive Officer of Rohm & Haas Company, a U.S. based manufacturer of specialty materials and a wholly owned subsidiary of the Dow Chemical Company, upon the April 2009 merger of Rohm & Haas Company and Dow Chemical Company until September 2009. From 2006 to 2009, Dr. Brondeau served as Executive Vice President of electronics materials and specialty materials of Rohm & Haas Company. He also has served as Vice-President, Business Group Executive, Electronic Materials, President and Chief Executive Officer, Rohm & Haas Electronic Materials LLC, and Regional Director, Europe, from 2003 to 2006, and previously as Vice-President, Business Group Director, Electronic Materials, President and Chief Executive Officer, Shipley Company, LLC, from 1999 to 2003. Dr. Brondeau received a masters degree from Universite de Montpellier and a Doctorate from Institut National des Sciences appliquees de Toulouse.

        Ram Charan, 69, joined our Board of Directors in June 2007, immediately following our separation from Tyco International. Since 1978, Dr. Charan has served as an advisor to executives and corporate boards and provides expertise in corporate governance, global strategy and succession. Dr. Charan received a bachelor's degree from Banaras Hindu University and an MBA and a DBA from Harvard Business School.

        Juergen W. Gromer, 64, joined our Board of Directors in June 2007, immediately following our separation from Tyco International. Dr. Gromer was President of Tyco Electronics from April 1999 until he retired from that position on December 31, 2007. From September 2006 until our separation from Tyco International, he also held the position of President of the Electronic Components Business segment of Tyco International. Dr. Gromer held a number of senior executive positions over the previous 10 years with AMP Incorporated, which was acquired by Tyco International in 1999. Dr. Gromer received his undergraduate degree and doctorate in physics from the University of Stuttgart. Dr. Gromer is a Director of WABCO Holdings Inc. and Marvell Technology Group Ltd. He is also Chairman of the Board of the Society for Economic Development of the District Bergstrasse/Hessen, a member of the Advisory Board of Commerzbank, and a Director of the Board and Vice President of the American Chamber of Commerce Germany.

2010 Annual General Meeting Proxy Statement            13

        Robert M. Hernandez, 65, joined our Board of Directors in June 2007, immediately following our separation from Tyco International. Mr. Hernandez has served as Chairman of the Board of RTI International Metals, Inc., a producer of titanium mill products and fabricated metal components, from 1990 to the present. From 1994 to 2001, he served as Vice Chairman and Chief Financial Officer of USX Corporation and prior to that served in a variety of positions during his career at USX, beginning in 1968. Mr. Hernandez received a bachelor's degree from the University of Pittsburgh and an MBA from the Wharton Graduate School of the University of Pennsylvania. Mr. Hernandez is Lead Director of ACE Ltd., a Director of Eastman Chemical Company and Chairman of the Board of Trustees of the Equity-Bond Complex of the BlackRock Mutual Funds.

        Thomas J. Lynch, 55, serves on our Board of Directors and has been Chief Executive Officer of Tyco Electronics since January 2006 and was previously President of Tyco Engineered Products and Services since joining Tyco International in September 2004. Prior to joining Tyco International, Mr. Lynch was at Motorola where he was Executive Vice President and President and Chief Executive Officer, Personal Communications Sector from August 2002 to September 2004; Executive Vice President and President, Integrated Electronic Systems Sector from January 2001 to August 2002; Senior Vice President and General Manager, Satellite & Broadcast Network Systems, Broadband Communications Sector from February 2000 to January 2001; and Senior Vice President and General Manager, Satellite & Broadcast Network Systems, General Instrument Corporation from May 1998 to February 2000. Mr. Lynch holds a bachelor of science degree in commerce from Rider University. Mr. Lynch is a Director of Thermo Fisher Scientific Inc.

        Daniel J. Phelan, 60, joined our Board of Directors in June 2007, immediately following our separation from Tyco International. Mr. Phelan has served as Chief of Staff of GlaxoSmithKline, a manufacturer of pharmaceuticals and consumer health-related products, from May 2008 to the present and previously was Senior Vice President, Human Resources from 1994. Mr. Phelan is responsible for information technology, human resources, corporate strategy and development, world wide real estate and facilities, environmental health and safety, and global security. Mr. Phelan received bachelor's and law degrees from Rutgers University and a master's degree from Ohio State University.

        Frederic M. Poses, 67, joined our Board of Directors as Chairman in June 2007, immediately following our separation from Tyco International. Mr. Poses is Chief Executive Officer and Partner of Ascend Performance Materials, a private manufacturer of nylon related chemicals, resins and fibers for commercial and industrial products, since June 2009. He previously was Chairman and Chief Executive Officer of Trane Inc. (formerly American Standard Companies Inc.), a manufacturer and provider of air conditioning systems and services, vehicle control systems and bath and kitchen products, from 1999 until its acquisition by Ingersoll Rand in 2008. From 1998 to 1999, Mr. Poses was President and Chief Operating Officer of AlliedSignal, Inc., where he served in various capacities over his career, beginning in 1969. Mr. Poses holds a bachelor's degree in business administration from New York University. Mr. Poses is a Director of Raytheon Company.

        Lawrence S. Smith, 62, joined our Board of Directors in June 2007, immediately following our separation from Tyco International. Mr. Smith was named Executive Vice President in 1995 and Co-Chief Financial Officer in 2002 of Comcast Corporation, a broadband cable provider, from which he retired in March 2007. He presently consults for Comcast Corporation. He served in finance and administration positions at Comcast from 1988 to 1995. Prior to joining Comcast, Mr. Smith was the Chief Financial Officer of Advanta Corporation. He also worked for Arthur Andersen LLP for 18 years, where he was a tax partner. Mr. Smith has a bachelor's degree from Ithaca College. Mr. Smith is a Director of Air Products and Chemicals, Inc. and GSI Commerce Inc.

        Paula A. Sneed, 62, joined our Board of Directors in June 2007, immediately following our separation from Tyco International. Ms. Sneed is Chair and Chief Executive Officer of Phelps Prescott Group, LLC, a strategy and management consulting firm, since 2008. Previously she was Executive Vice

14            2010 Annual General Meeting Proxy Statement

President of Global Marketing Resources and Initiatives for Kraft Foods, Inc., a worldwide producer of branded food and beverage products, until her retirement in December 2006. She served as Group Vice President and President of Electronic-Commerce and Marketing Services for Kraft Foods North America, part of Kraft Foods, Inc., from 2000 until 2004, and Senior Vice President, Global Marketing Resources and Initiatives from December 2004 to July 2005. She joined General Foods Corporation (which later merged with Kraft Foods) in 1977 and has held a variety of management positions. Ms. Sneed received a bachelor's degree from Simmons College and an MBA from Harvard Graduate School of Business. Ms. Sneed is a Director of Airgas Inc. and Charles Schwab Corporation.

        David P. Steiner, 49, joined our Board of Directors in June 2007, immediately following our separation from Tyco International. Since March 2004, Mr. Steiner has served as Chief Executive Officer and a director of Waste Management, Inc., a provider of integrated waste management services. His previous positions at Waste Management included Executive Vice President and Chief Financial Officer from 2003 to 2004, Senior Vice President, General Counsel and Corporate Secretary from 2001 to 2003 and Vice President and Deputy General Counsel from 2000 to 2001. Mr. Steiner received a bachelor's degree from Louisiana State University and a law degree from the University of California, Los Angeles. Mr. Steiner is a Director of FedEx Corporation.

        John C. Van Scoter, 48, joined our Board of Directors on December 1, 2008. Mr. Van Scoter has served as Senior Vice President of Texas Instruments Incorporated, a global semiconductor company, since 2005. During his 25 year career at Texas Instruments, he also served as General Manager of the Digital Light Processing (DLP®) Products Division and various Digital Signal Processor business units, manager of application specific integrated circuit (ASIC) product development and engineering, product engineer and technical sales engineer. Mr. Van Scoter holds a bachelor of science degree in mechanical engineering from the University of Vermont.

2010 Annual General Meeting Proxy Statement            15

 CORPORATE GOVERNANCE

Governance Principles

        The Board of Directors' Governance Principles, which include guidelines for determining director independence and qualifications for directors, can be found on the company's website at http://www.tycoelectronics.com/aboutus/boardofdirectors.asp. The Principles are available in print to any shareholder upon request. Corporate governance developments are regularly reviewed by the Board in order to appropriately modify the Board's Governance Principles, committee charters and policies.

Director Independence

        Nine of the eleven directors nominated for re-election have been determined by the Board to be independent directors. For a director to be considered independent, the Board must make an affirmative determination that a director meets the stringent guidelines for independence set by the Board. These guidelines either meet or exceed the NYSE listing standards' independence requirements. The guidelines include a determination that the director has no current or prior material relationships with Tyco Electronics (either directly or as a partner, shareholder or officer of an organization that has a relationship with the company), aside from his or her directorship, that could affect his or her judgment.

        The independence guidelines also include the determination that certain limits to annual sales to or purchases from entities for which a director serves as an executive officer, and limits on direct compensation from the company for directors and certain family members (other than fees paid for board or committee service), are not exceeded and other restrictions.

        Based on the review and recommendation by the Nominating, Governance and Compliance Committee, the Board of Directors analyzed the independence of each director and determined that the following director nominees meet the standards of independence under our director independence guidelines and applicable NYSE listing standards, and that each of the following director nominees is free of any relationship that would interfere with his or her individual exercise of independent judgment: Pierre R. Brondeau, Ram Charan, Robert M. Hernandez, Daniel J. Phelan, Frederic M. Poses, Lawrence S. Smith, Paula A. Sneed, David P. Steiner and John C. Van Scoter. The Board had also determined that Sandra S. Wijnberg, who left the Board effective January 31, 2009, met the standards of independence during the period of her service on the Board.

Guide to Ethical Conduct

        All directors, officers and employees of Tyco Electronics review and affirm that they understand and are in compliance with the policies and principles contained in Tyco Electronics' code of ethical conduct set forth in the company's manual, "The Power of Integrity: Guide to Ethical Conduct." The guide is published in the Board of Directors section of Tyco Electronics' website at http://www.tycoelectronics.com/aboutus/EthicalConduct.asp and is available in print to any shareholder upon request.

        Directors are required to promptly inform the chair of the Nominating, Governance and Compliance Committee of actual or potential conflicts of interest.

        Tyco Electronics' Audit Committee has established an Office of the Ombudsman which ensures a direct, confidential and impartial avenue to raise any concern or issue with compliance or ethics, including concerns about the company's accounting, internal accounting controls or auditing matters, with the Board. The office is designed to field compliance concerns from external constituencies—investors, suppliers and customers—as well as Tyco Electronics employees.

16            2010 Annual General Meeting Proxy Statement

        Reporting directly to the Audit Committee of the Board of Directors, the Ombudsman's office is independent of functional management. It seeks the fair, timely and impartial resolution of all compliance and ethics issues. Employees have a number of vehicles to raise issues within Tyco Electronics, including a confidential, toll-free phone number and a confidential submission system via the Internet. Concerns also may be sent directly to the Board by mail.

        All concerns are received and promptly reviewed by the Ombudsman and are responded to as quickly as possible. All accounting, audit or control concerns are sent to, and will be addressed by, the Board's Audit Committee.

Communicating Concerns to Directors

        Any shareholder or interested party who wishes to contact members of the Tyco Electronics Board of Directors, including the chairman or the non-management directors as a group, may do so by mailing written communications to:

    Tyco Electronics Board of Directors
    Attn: Ombudsman
    1050 Westlakes Drive
    Berwyn, PA 19312

        Inquiries and concerns also can be submitted anonymously and confidentially through the Ombudsman to the Tyco Electronics Board of Directors through the Internet at http://www.tycoelectronics.com/aboutus/contact_board.asp.

Voting Standards for the Election of Directors

        Directors are elected by an affirmative vote of a majority of the votes present, in person or by proxy, at a general meeting of shareholders and serve until the next annual general meeting of shareholders. Any nominee for director who does not receive a majority of votes present at the meeting is not elected to the Board.

Voting Standards for Amendments to the Articles of Association

        The Articles of Association may be amended, in whole or in part, by the Board, subject to approval by the affirmative vote of the holders of record:

  •
  in the case of article 1 (with respect to domicile), article 2 (purpose), article 4 (with respect to the creation of preferred shares and an increase in capital out of equity, against contributions in kind, or for the purpose of acquisition of assets, or the granting of special privileges), article 5 (with respect to an increase in authorized share capital and the limitation or withdrawal of preemptive rights) and article 6 (with respect to an increase in conditional share capital and the limitation or withdrawal of advance subscription rights), of at least two-thirds of the share votes represented and the absolute majority of the par value of the share votes represented, in person or by proxy, at a general meeting of shareholders (an "absolute majority" means at least half plus one additional vote represented at a general meeting of shareholders);

  •
  in the case of article 17, paragraph 5 (no shareholder action by written consent), article 18, paragraphs 3 and 4 and article 34 (provisions relating to "freeze-out" of business combinations with "interested shareholders" (as defined in the Articles of Association)), and article 18, paragraph 6 (80% vote requirement for certain article amendments), of 80% of the total votes of shares outstanding and entitled to vote on the relevant record date with respect thereto; and

        in the case of all other articles, of an absolute majority of the votes represented, in person or by proxy, at a general meeting of shareholders.

2010 Annual General Meeting Proxy Statement            17

 THE BOARD OF DIRECTORS AND BOARD COMMITTEES

Board of Directors

        The Board of Directors currently consists of eleven directors, all of whom are nominees for election. Frederic Poses serves as Chairman of the Board. During fiscal 2009 there were no changes in the composition of the Board, except that John Van Scoter joined the Board on December 1, 2008 and Sandra Wijnberg left the Board effective January 31, 2009. The Board held eight meetings in fiscal year 2009 and all of our current directors attended at least 75% of the total number of meetings of the Board and committees on which they served in fiscal year 2009. It is the policy of the Board that directors are expected to attend the Annual General Meeting of Shareholders. All directors attended the 2009 Annual General Meeting of Shareholders.

Board Committees

        The Board has adopted written charters for each of its three standing committees: the Audit Committee, the Management Development and Compensation Committee and the Nominating, Governance and Compliance Committee. The charters can be found on the company's website at http://www.tycoelectronics.com/aboutus/boardofdirectors.asp and are available in print to any shareholder upon request. Each Board committee reports to the Board on their activities at each regular Board meeting.

        The Board has determined that all members of the Audit, Management Development and Compensation and Nominating, Governance and Compliance Committees are independent and satisfy the relevant SEC, NYSE and Tyco Electronics additional independence requirements for the members of such committees.

Board Advisors

        Consistent with their respective charters, the Board and its committees may retain their own advisors as they determine necessary to carry out their responsibilities.

Audit Committee

        The members of the Audit Committee are directors Lawrence Smith, who chairs the committee, Pierre Brondeau and Paula Sneed. Ms. Wijnberg was chair of the committee through January 13, 2009 prior to leaving the Board effective January 31, 2009. Ms. Sneed joined the committee on January 14, 2009. The Board has determined that each of Mr. Smith and Ms. Sneed is an "audit committee financial expert," as defined under SEC rules. The Board had determined that Ms. Wijnberg was an "audit committee financial expert" for the period during which she served on the committee. The Audit Committee primarily is concerned with the quality and integrity of the company's annual and quarterly financial statements, including its financial and accounting principles, policies and practices, and its internal control over financial reporting; the qualifications, independence and performance of the company's independent auditor and lead audit partner; review and oversight of the company's internal audit function; compliance with legal and regulatory requirements; review of financial and accounting risk exposure; assisting the Board in fulfilling its oversight responsibilities regarding the company's policies and guidelines with respect to risk assessment and risk management; and procedures for handling complaints regarding accounting or auditing matters. The committee also oversees the company Ombudsman and the company's Guide to Ethical Conduct. The Audit Committee met ten times in fiscal year 2009. The committee's report appears on page 77.

18            2010 Annual General Meeting Proxy Statement

Management Development and Compensation Committee

        The members of the Management Development and Compensation Committee are directors David Steiner, who chairs the committee, Robert Hernandez and Daniel Phelan. Frederic Poses served as a member and the chair of the committee throughout fiscal year 2009 and until December 3, 2009, the date on which Mr. Steiner joined the committee and was appointed its chair. The Board determined that as a result of Mr. Poses' relationship with Ascend Performance Materials (see "Certain Relationships and Related Transactions—Related Party Transactions"), although he remained independent for NYSE purposes, he ceased to meet the additional criteria required to be an "outside director" for purposes of Section 162(m) of the Internal Revenue Code and a "non-employee director" for purposes of Rule 16b-3 of the Securities Exchange Act of 1934 ("Securities Exchange Act"), as required for service on the committee, and accepted Mr. Poses' resignation from the committee. This committee is responsible to ensure succession of senior leadership; review plans for the development of the organization; review and approve compensation, benefits and human resources policies and objectives and whether the company's officers, directors and employees are compensated in accordance with these policies and objectives; review and approve compensation of the company's executive officers other than the Chief Executive Officer and recommend the Chief Executive Officer's compensation for approval by the independent members of the Board; and review and approve management incentive compensation policies and programs and equity compensation programs for employees. This committee met seven times in fiscal year 2009. The committee's report appears on page 37. Additional information on the committee's processes and procedures for consideration of executive compensation are addressed in the Compensation Discussion and Analysis which follows.

Nominating, Governance and Compliance Committee

        The members of the Nominating, Governance and Compliance Committee are directors Frederic Poses, who chairs the committee, Ram Charan and John Van Scoter. David Steiner served as a member and the chair of the committee throughout fiscal year 2009 and until December 3, 2009, the date on which Mr. Poses joined the Committee and was appointed its chair. Mr. Van Scoter was appointed to the committee effective January 14, 2009. Paula Sneed served on the committee through January 13, 2009. This committee's responsibilities include the selection of director nominees for the Board and the development and review of our Board Governance Principles. The committee annually reviews director compensation and benefits in conjunction with the Management Development and Compensation Committee; oversees the annual self-evaluations of the Board and its committees, as well as director performance; and makes recommendations to the Board concerning the structure and membership of the Board committees. The committee also oversees our environmental, health and safety management system and compliance programs. This committee held five meetings in fiscal year 2009.

        The Nominating, Governance and Compliance Committee will consider all shareholder recommendations for candidates for the Board, which should be sent to the Nominating, Governance and Compliance Committee, c/o Harold G. Barksdale, Secretary, Tyco Electronics, Rheinstrasse 20, CH-8200 Schaffhausen, Switzerland. The general qualifications and specific qualities and skills established by the committee for directors are set forth in the "Director Candidates" section of the Board's Governance Principles, which can be found on the company's website at http://www.tycoelectronics.com/aboutus/boardofdirectors.asp. In addition to considering candidates suggested by shareholders, the committee considers candidates recommended by current directors, company officers, employees and others. The committee screens all candidates in the same manner regardless of the source of the recommendation. The committee's review is typically based on any written materials provided with respect to the candidate. The committee determines whether the candidate meets the company's general qualifications and specific qualities and skills for directors and whether requesting additional information or an interview is appropriate.

2010 Annual General Meeting Proxy Statement            19

Meetings of Non-Management Directors

        The non-management directors met without any management directors or employees present five times in fiscal year 2009. The non-executive chairman of the Board presided at these meetings.

Non-Management Directors' Compensation in Fiscal 2009

        Non-management directors' compensation is established collaboratively by the Nominating, Governance and Compliance and the Management Development and Compensation Committees. Compensation of non-management directors in fiscal year 2009 is described under "Compensation of Non-Employee Directors."

Non-Management Directors' Stock Ownership

        To help align Board and shareholder interests, directors are encouraged to own, at a minimum, Tyco Electronics' stock or stock units equal to three times their annual cash retainer (a total of $240,000, based on the current $80,000 annual cash retainer) within three years of joining the Board. Once a director satisfies the minimum stock ownership recommendation, the director will remain qualified, regardless of market fluctuations, under the guidelines as long as the director does not sell any stock. In fiscal year 2009, a majority of the directors' annual compensation was provided as equity in the form of deferred stock units which cannot be transferred until the director leaves the Board. In fiscal year 2010 and thereafter, it is anticipated that a majority of the directors' annual compensation will be provided as equity in the form of shares. Directors will normally attain the minimum guideline after two years.

20            2010 Annual General Meeting Proxy Statement

EXECUTIVE OFFICERS

        The following table presents information with respect to our executive officers as of November 24, 2009.

Name	Age	Position(s)
Thomas J. Lynch	55	Chief Executive Officer and Director
Mario Calastri	52	Senior Vice President and Treasurer
Alan C. Clarke	56	President, Network Solutions
Terrence R. Curtin	41	Executive Vice President and Chief Financial Officer
Cuong V. Do	43	Senior Vice President, Corporate Strategy and Business Development
Joseph B. Donahue	51	President, Global Automotive Division
Jane A. Leipold	49	Senior Vice President, Global Human Resources
Minoru Okamoto	60	President, Communications & Industrial Solutions
Robert J. Ott	48	Senior Vice President and Corporate Controller
Jeffrey G. Rea	44	President, Specialty Products Group
Eric J. Resch	52	Senior Vice President and Chief Tax Officer
Michael Robinson	53	Senior Vice President, Operations
Robert A. Scott	59	Executive Vice President and General Counsel
Robert N. Shaddock	51	Senior Vice President and Chief Technology Officer
Joan E. Wainwright	49	Senior Vice President, Marketing and Communications

        See "Nominees for Election" for additional information concerning Mr. Lynch who is also a nominee for director.

        Mario Calastri has been Senior Vice President and Treasurer of Tyco Electronics since our separation from Tyco International in June 2007 and he served on the Tyco Electronics Board prior to the separation. He was Vice President and Assistant Treasurer of Tyco International between 2005 and June 2007. Prior to joining Tyco International, Mr. Calastri was Vice President, Finance and Planning for IBM Global Financing EMEA in 2004 and Assistant Treasurer of IBM Corporation from 1999 to 2003.

        Alan C. Clarke has been President of Network Solutions of Tyco Electronics since September 2006 and served as a Vice President of Tyco Electronics since 1999. Prior to that, Mr. Clarke worked for Raychem Corporation, which was acquired by Tyco International in 1999, for 17 years in various senior management positions.

        Terrence R. Curtin has been Executive Vice President and Chief Financial Officer of Tyco Electronics since October 2006 and he served on the Tyco Electronics Board prior to the separation. Mr. Curtin previously served as Vice President and Corporate Controller since 2001. Prior to joining Tyco Electronics, Mr. Curtin worked for Arthur Andersen LLP.

2010 Annual General Meeting Proxy Statement            21

        Cuong V. Do has been Senior Vice President, Corporate Strategy and Business Development of Tyco Electronics since June 2009. Prior to that, he was Senior Vice President and Chief Strategy Officer at Lenovo, a global leader in personal computers, since December 2008. Previously, he was a director with McKinsey & Company from 1989 to 2008.

        Joseph B. Donahue has been President, Global Automotive Division, for Tyco Electronics since July 2008 and was Senior Vice President from August 2007 until then. From 2006 to August 2007, he was Group Vice President, Woodcoatings Division for Valspar Corporation, a manufacturer of commercial and industrial coating. Over the prior 16 years, Mr. Donahue held a variety of senior management roles at Tyco Electronics and AMP Incorporated, leading the North America automotive business from 2001 to 2006.

        Jane A. Leipold has been Senior Vice President, Global Human Resources for Tyco Electronics since 2006 and was previously Vice President, Global Human Resources since 2001. She has a total of 28 years of Tyco Electronics and AMP Incorporated experience and has held various human resources, purchasing and engineering positions.

        Minoru Okamoto has been President, Communications & Industrial Solutions of Tyco Electronics since November 2008. Previously, he was President, Communications, Computer and Consumer Electronics ("CC&CE") from July 2008 and was Vice President of CC&CE since March 2001. He has a total of 34 years of Tyco Electronics and AMP Incorporated experience and has held a variety of positions covering sales, marketing, operations and general management.

        Robert J. Ott has been Senior Vice President and Corporate Controller of Tyco Electronics since our separation from Tyco International in June 2007. Prior to that, he was Vice President, Corporate Audit of Tyco International from March 2003 to June 2007 and Vice President of Finance-Corporate Governance of Tyco International from August 2002 until March 2003. Prior to joining Tyco International, Mr. Ott was Chief Financial Officer of Multiplex, Inc. from 2001 to 2002 and Chief Financial Officer of SourceAlliance, Inc. from 2000 to 2001.

        Jeffrey G. Rea joined Tyco Electronics in December 2008 and has been President of the Specialty Products Group since January 1, 2009. Prior to joining Tyco Electronics, Mr. Rea was Senior Vice President, JM Building Products group for Johns Mansville, a Berkshire Hathaway company, from 2002. Prior to 2002, Mr. Rea held various leadership positions with General Electric Company where he began his career in 1987.

        Eric J. Resch has been Senior Vice President and Chief Tax Officer of Tyco Electronics since our separation from Tyco International in June 2007 and he served on the Tyco Electronics Board prior to the separation. He was Vice President, Tax Reporting of Tyco International from 2003 until June 2007. Prior to joining Tyco International, Mr. Resch was Director, Tax Reporting for United Technologies Corporation from 2001 to 2003.

        Michael Robinson has been Senior Vice President, Operations of Tyco Electronics since August 2007. Prior to that, he spent 27 years at United Technologies Corporation where he most recently was Vice President of Operations for the Residential and Light Commercial International business at Carrier Corporation.

        Robert A. Scott has been Executive Vice President and General Counsel of Tyco Electronics since 2006 and prior to that was Senior Vice President, Corporate Planning for Tyco International from January 2006 and Vice President of Strategy and Business Planning for Engineered Products and Services from May 2004 to January 2006. He also served on the Tyco Electronics Board prior to our separation from Tyco International in June 2007. Prior to joining Tyco International, Mr. Scott was Senior Vice President and Chief of Staff of Motorola's Integrated Electronics sector during 2002 and 2003 and Motorola's Senior Vice President of Business Integration in 2001. Prior to joining Motorola,

22            2010 Annual General Meeting Proxy Statement

Mr. Scott was Senior Vice President, General Counsel and Corporate Secretary of General Instrument Corporation.

        Robert N. Shaddock has been Senior Vice President and Chief Technology Officer of Tyco Electronics since September 2008. Previously, he was Senior Vice President of the Consumer Products business at Motorola from August 2007 to August 2008 and prior to that he was Chief Technology Officer for Motorola's Mobile Devices business since January 2004.

        Joan E. Wainwright has been Senior Vice President, Marketing and Communications at Tyco Electronics since February 2008, and she previously was Senior Vice President, Communications and Public Affairs since joining us in June 2006. Previously, she served as Vice President, Public Affairs and Vice President, Corporate Communications for Merck & Co., Inc. from June 2000 to June 2006. Ms. Wainwright also served as Deputy Commissioner of Communications for the U.S. Social Security Administration and in the communications and public relations departments of the University Health System of New Jersey, the Children's Hospital of Philadelphia, the University of Delaware and Villanova University.

2010 Annual General Meeting Proxy Statement            23

 COMPENSATION DISCUSSION AND ANALYSIS

Introduction

        As discussed in our Compensation Discussion and Analysis ("CD&A") for the fiscal year ended September 26, 2008 ("Fiscal Year 2008"), the Management Development and Compensation Committee ("MDCC" or "Committee") has adopted an executive compensation philosophy that serves as the guiding principles in the development of executive compensation levels and programs for executive officers of Tyco Electronics Ltd. ("Tyco Electronics" or the "Company"). In addition, the Committee has established a disciplined process for the adoption of executive compensation actions, which includes Board approval of executive compensation actions for the Chief Executive Officer and Committee approval of compensation actions for all other executive officers. All proposed compensation actions are to be reviewed for alignment with the Company's executive compensation policy and with consideration of competitive market data (the Committee reviews competitive data from two separate peer groups) and other relevant factors discussed below. In considering proposed compensation actions, the Committee relies on a compensation consultant (who is independent from management) for advice, information and an objective point of view.

        As a result of the global economic downturn, our fiscal year ended September 25, 2009 ("Fiscal Year 2009") was particularly challenging from many perspectives, including the establishment of appropriate compensation levels. In Fiscal Year 2009, the Committee again conducted a comprehensive analysis of the competitive position of our executive pay levels and compensation programs relative to our two talent market peer groups. Overall, we continue to believe that our executive pay levels and compensation programs are competitive relative to our peer companies and are consistent with our executive compensation philosophy. In 2009, we:

  •
  continued to structure our executive compensation programs to rely heavily on performance through the use of annual and long-term incentive programs

  •
  continued to emphasize equity (in the form of long-term incentive awards granted primarily in the form of stock options) as the primary component of long-term compensation for our executive officers, ensuring that pay opportunities are linked to shareholder return and maximize share ownership by our executive officers

  •
  placed a freeze on base salary increases for executive officers in light of the volatile economic environment

        As we proceed into our fiscal year ending September 24, 2010 ("Fiscal Year 2010"), the Committee will continue to follow the disciplined executive compensation review process that it has established in order to assure that executive compensation levels remain competitive and meet the objectives of our executive compensation philosophy.

Executive Compensation Philosophy

        Our executive compensation philosophy is designed to deliver competitive total compensation, upon the achievement of individual and/or corporate performance objectives, which will attract, motivate and retain leaders who will drive the creation of shareholder value. The executive compensation philosophy has also been designed to align with the Company's organization-wide total rewards strategy. The Committee reviews and administers the Company's compensation and benefit programs for executive officers, including the named executive officers. (For purposes of this CD&A, "executive officer" means the Chief Executive Officer, his direct reports and any other executive officers of the Company subject to Section 16 of the Securities Exchange Act.) In determining total compensation, the Committee considers the following key objectives and attributes:

        Shareholder alignment    Executive compensation programs will be designed to create shareholder value. Long-term incentive awards, which make up a significant percentage of our executives' total

24            2010 Annual General Meeting Proxy Statement

compensation, will closely align the interests of executives with the long-term interest of our shareholders.

        Performance based    Many components of our executive compensation package are linked to performance. Annual cash incentive awards are tied to overall corporate, segment or business unit measures that allow for differentiation among our highest and lowest performing business units. Long-term incentive awards, granted primarily in the form of stock options, are designed to reward our executive officers for the creation of long-term shareholder value.

        Competitive with external talent markets    Our executive compensation programs are designed to be competitive within the various talent markets in which the Company competes for executive talent. Compensation programs are designed with reference to both a general peer group of companies that compete with us for executive talent and an electronics industry peer group.

        Focus on executive stock ownership    The Company has adopted the Tyco Electronics Share Ownership and Retention Requirement Plan which, together with long-term equity awards, drives executive stock ownership.

        Simple and transparent    Our executive compensation programs are designed to be readily understood by our executives and transparent to our investors.

Role of the Management Development & Compensation Committee

        The MDCC administers the Company's compensation policies and programs for executive officers, including the named executive officers. The Committee reviews, analyzes and approves the design of the Company's executive compensation policies and programs, administers the Company's stock incentive plans (including reviewing and approving equity incentive awards for executive officers) and reviews and approves all compensation decisions relating to the named executive officers and other executive officers of the Company.

        The Committee is comprised exclusively of members who meet the independence requirements of the NYSE. Each MDCC member is also a "non-employee director" for purposes of Rule 16b-3 of the Securities Exchange Act and an "outside director" for purposes of Section 162(m) of the Internal Revenue Code. As a result of Frederic Poses' relationship with Ascend Performance Materials (see "Certain Relationships and Related Transactions—Related Party Transactions"), the Board determined that he ceased to be a "non-employee director" for purposes of Rule 16b-3 of the Securities Exchange Act and an "outside director" for purposes of Section 162(m) of the Internal Revenue Code, and accepted Mr. Poses' resignation from the Committee effective December 3, 2009. David Steiner was appointed as a member and chair of the Committee on that date, and the Board and the new Committee reaffirmed relevant actions of the Committee that had been taken in the first quarter of Fiscal Year 2010 prior to the Board's determination that, although he remained independent for NYSE purposes, Mr. Poses no longer met the additional criteria for service on the Committee.

Role of Management

        The MDCC has established a process with management to support the development and review of executive officer compensation, as described below.

  Chief Executive Officer Compensation

        The MDCC will make recommendations to the independent members of the Board regarding Chief Executive Officer compensation actions. The recommendations will be based on factors deemed appropriate by the Committee, including Chief Executive Officer performance and competitive market data provided by the Committee's independent compensation consultant. The MDCC will discuss and evaluate Chief Executive Officer compensation recommendations in an executive session attended only by the Committee members, its independent compensation consultant, and the Senior Vice President

2010 Annual General Meeting Proxy Statement            25

Global Human Resources, who attends primarily to provide contextual information. The Chief Executive Officer will not attend the executive session when Chief Executive Officer compensation actions are discussed. The MDCC does not anticipate that management will have any role in the development of Chief Executive Officer compensation except for providing to the MDCC or the Committee's independent compensation consultant relevant data relating to the Chief Executive Officer's performance and compensation history.

  Other Named Executive Officer Compensation

        The Chief Executive Officer will make recommendations to the MDCC relating to compensation actions for the other executive officers. The recommendations will be made based on each executive officer's performance, as assessed by the Chief Executive Officer, competitive market data provided by the Committee's independent compensation consultant and other factors deemed relevant by the Chief Executive Officer, including but not limited to differences in the executive's responsibilities versus the role reflected in the competitive market analysis; internal pay equity and relative importance of the executive's role with the Company; individual performance and contributions to strategic initiatives; level of experience; and compensation history. The Senior Vice President, Global Human Resources also will be present for the discussion of compensation actions for the other named executive officers.

Role of Compensation Consultant

        Under its charter, the MDCC has the sole authority to retain consultants, counsel, accountants and others to assist it in the performance of its duties, including the evaluation of executive compensation levels and programs. The MDCC has engaged Towers Perrin to serve as the Committee's compensation consultant. Towers Perrin reports directly to the MDCC and provides assistance to the Committee in developing the Company's executive compensation programs and executive pay levels and generally provides advice to the Committee on executive compensation issues. The MDCC independently retained Towers Perrin and has the ability to terminate Towers Perrin's services at the Committee's discretion. Outside of the services performed for the MDCC, Towers Perrin provides no services to the Company except with prior notification to the MDCC chair. The specific Towers Perrin consultants to the Committee are precluded from any involvement in any work for management not expressly authorized by the MDCC. In Fiscal Year 2009, Towers Perrin provided no additional services to the Company outside of its services to the MDCC.

        Towers Perrin performed the following services for the MDCC in Fiscal Year 2009:

  •
  Evaluated the competitive position of the Company's executive officers' total compensation packages relative to the Company's peer groups for purposes of assisting the MDCC in determining compensation actions for Fiscal Year 2009 and beyond

  •
  Reviewed and revised the Company's peer groups to reflect divestitures of certain Company businesses during the fiscal year

  •
  Provided advice to the Committee in the establishment of annual and long-term incentive guidelines for executive officers

  •
  Provided ongoing advice on the design of Tyco Electronics' annual cash and long-term equity incentive programs

  •
  Assisted with the development of competitive global long-term incentive grant guidelines for the Company's global participant population, including both executives and non-executives

  •
  Briefed the MDCC on executive compensation trends among the Company's peer groups

  •
  Provided advice to the MDCC and Nominating, Governance and Compliance Committee on director compensation levels

  •
  Provided advice to the MDCC on the Chief Executive Officer's compensation.

26            2010 Annual General Meeting Proxy Statement

Executive Compensation Benchmarks

        For purposes of benchmarking market practices on compensation levels for senior executives, the Company has adopted a peer group framework that includes the use of a primary talent market peer group and a secondary reference group.

        The primary talent market peer group is comprised of companies across a range of industries in which Tyco Electronics competes for executive talent—as opposed to being limited to companies only in the electronics industry. Since Tyco Electronics typically competes for executive talent with companies in industries other than the electronics industry, the Company and Committee believe that it is appropriate to establish a benchmark peer group that sufficiently covers companies in those industries. The industries included in the primary talent market peer group are aerospace and defense, electronics and scientific equipment and industrial manufacturing. The primary talent market peer group consists of approximately 80 companies, listed in Appendix B, with fiscal-annual revenues ranging from $400.3 million to $180.9 billion. Data obtained from this group is adjusted to reflect the relative size of Tyco Electronics within the group.

        The secondary reference group is comprised of companies within the electronics industry. We use the secondary reference group as a benchmark to identify any differences in compensation practices between our industry peers and the broader primary talent market peer companies. As shown below, there are currently 17 companies in the secondary industry reference group with fiscal-annual revenues ranging from $2.6 billion to $33.1 billion, with a median of $11.2 billion.

3M Company Agilent Technologies Inc. Amphenol Corporation Cooper Industries, Ltd. Corning Incorporated Danaher Corporation Eaton Corporation EMC Corporation Emerson Electric Co.	General Dynamics Corporation Harris Corporation Honeywell International Inc. ITT Corporation Johnson Controls, Inc. Molex Incorporated Parker Hannifin Corporation SPX Corporation

        The benchmark data is compiled by the Committee's consultant and is used by the MDCC as a reference to ensure that our compensation levels and programs are competitive with the compensation paid by the companies that may compete with Tyco Electronics for executive talent. As explained below, the benchmark data is just one of the factors that are used in setting executive compensation levels.

Tax Deductibility of Executive Compensation

        In evaluating compensation programs covering our executive officers, the Committee considers the potential impact on the Company of Internal Revenue Code Section 162(m). The Committee generally intends to maximize deductibility of compensation under Section 162(m) to the extent consistent with our overall compensation program objectives, while also maintaining maximum flexibility in the design of our compensation programs and in making appropriate payments to executive officers. However, the Committee reserves the right to use its independent judgment to approve nondeductible compensation, while taking into account the financial effects such action may have on the Company. Section 162(m) limits the tax deduction available to public companies for annual compensation that is paid to certain of the Company's executive officers in excess of $1 million, unless the compensation qualifies as performance-based or is otherwise exempt from Section 162(m). Annual incentive bonuses, stock options and other performance based awards made to executive officers under the Company's 2007 Stock and Incentive Plan are intended to qualify as performance-based compensation under Section 162(m).

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Compensation Overview—Process

        The Company's total compensation package for executive officers, including named executive officers, is currently comprised of the following elements:

  •
  Base salary

  •
  Annual cash incentives

  •
  Long-term equity incentives

  •
  Executive benefits and perquisites

  •
  Broad-based retirement and health and welfare benefits

        As discussed above, the MDCC is responsible for the review and establishment of each executive officer's compensation level, except for the Chief Executive Officer. (The MDCC makes recommendations to the Board of Directors and the independent members are responsible for decisions regarding the Chief Executive Officer's compensation.) In determining the appropriate total compensation level for each executive officer, the MDCC first determines a market reference point for the executive officer, based on the 50th percentile of our primary talent market peer group for the executive officer's particular role. (The market reference point is determined for total direct compensation and for each component of compensation—base salary, target bonus and target long-term incentive awards.) Using the reference point as the starting point in the analysis, the MDCC then considers other factors in establishing the executive's compensation level. Those factors include: differences in the executive's responsibilities versus the benchmark role; internal pay equity and relative importance of the executive's role with the Company; individual performance and contributions to strategic initiatives; level of experience; and compensation history. As a result of the consideration of all relevant factors, actual pay positioning for each executive officer may be below or above the market reference point for total compensation and/or for one or more of the component elements of total compensation.

        In addition, in order to attract highly qualified external candidates to fill critical management roles, the MDCC may approve a total compensation package and/or individual compensation components that are above the market reference point for that candidate's position.

        In addition to base pay, annual cash incentives and long-term equity incentives, executive officers in the United States receive limited perquisites (as described below). Perquisites for executive officers outside the U.S. are based on local market practice. Broad-based employee benefit programs are also provided to executive officers on the same basis as all other employees.

        In order to assist it in setting executive compensation levels, the MDCC conducts a comprehensive assessment of total compensation at least annually, with the assistance of its compensation consultant. The assessment is completed for each executive officer and analyzes current base salary, target annual incentive opportunity, target long-term incentive opportunity, target total cash compensation (base salary and target incentive), and total direct compensation (base salary, target annual incentive opportunity and target long-term incentive opportunity) in light of current market practices, which includes comparative data from the Company's primary talent market peer group. In addition to the total compensation assessment, the Committee utilizes tally sheets that are assembled for each executive officer, showing the officer's compensation history, job responsibilities and tenure with the Company. The tally sheets enable the MDCC to understand how changes in one element of an executive officer's compensation could impact the value of other elements of the executive officer's compensation. Finally, as discussed above, the Chief Executive Officer provides the Committee with a performance assessment for each executive officer and makes his recommendations concerning compensation actions.

28            2010 Annual General Meeting Proxy Statement

        With the information provided in the total compensation assessment and tally sheets as a reference, and with the input of its compensation consultant and the Chief Executive Officer (with respect to actions taken for the other executive officers), the Committee will make executive compensation determinations for our executive officers based on the analysis discussed above. The Committee and Board will follow a similar process in making determinations regarding the Chief Executive Officer's compensation.

        Differences in compensation levels between our executive officers are driven by a number of factors, including the applicable market reference points specific to each executive officer's role and consideration of the factors described above (such as differences in the executive's responsibilities versus the benchmark role, internal pay equity and relative importance of the executive's role with the Company, individual performance and contributions to strategic initiatives, level of experience and compensation history). An executive officer's compensation can change materially from year to year based on Company performance, business unit performance, individual performance, or a role change, including promotion.

        In September 2009, the Committee, with the assistance of its compensation consultant, conducted a compensation assessment to determine the competitive position of each executive officer's base salary, annual incentive target, long-term incentive value and total direct compensation relative to the Company's primary and secondary talent market peer groups. (The assessment assumed each executive officer's current base salary, target annual incentive award level and long-term incentive equity award value based on Fiscal Year 2009 award value.) The competitive assessment indicated that the compensation levels for our executive officers, including our named executive officers, fell both below and above the applicable market reference points. The Committee reviewed the compensation levels for each executive officer in light of the relevant factors discussed above—such as the executive's level of experience, the additional responsibilities of a particular executive's role versus the benchmark, individual performance considerations and the executive's compensation history—and determined that the compensation levels were reasonable and consistent with our executive compensation philosophy. The results of the September 2009 competitive compensation assessment assisted the Committee in considering whether to make base salary pay adjustments, and in setting annual and long-term incentive targets for the executive officer group for Fiscal Year 2010. As discussed below, based on the information provided to the Committee and in consideration of the volatility of current economic conditions, no named executive officer received a base salary increase in Fiscal Year 2009. In addition, the Committee determined to maintain for Fiscal Year 2010 the individual annual incentive award targets for the named executive officers, except for Mr. Lynch, and the long-term equity grant ranges that were in effect in Fiscal Year 2009 for each named executive officer. For Fiscal Year 2010, the Board approved an increase in Mr. Lynch's annual incentive award target from 100% to 125%. The Board supported and approved the increase in order to better align Mr. Lynch's annual incentive target and total cash compensation levels with peer group levels and in recognition of Mr. Lynch's strong leadership of the Company through the global economic downturn. The Board believes that the increase in the incentive award target is appropriate in light of competitive data, and is consistent with the Company's objective to have a majority of our executive officers' compensation be performance-based.

Elements of Compensation

  Base salary

        Base salary provides a fixed compensation for the performance of the executive's core duties and responsibilities. As reported in last year's proxy statement, a number of base salary increases were approved for named executive officers in Fiscal Year 2008. No base salary increases were granted for the named executive officers in Fiscal Year 2009 nor in Fiscal Year 2010 through the date of this proxy statement.

2010 Annual General Meeting Proxy Statement            29

  Annual Incentive Awards

        Annual incentive awards provide executive officers with a bonus opportunity if certain financial performance goals are achieved. The annual incentive program is intended to reward executive officers upon the achievement of fiscal year financial performance goals (at the corporate, segment and/or business unit level), with some limited discretion applied for individual performance. The MDCC intends the Company's annual incentive award program to provide market competitive awards relative to our talent market peer companies for performance achieved at the predetermined target levels. Award opportunities above the target award levels will be available to the extent that performance exceeds the predetermined target levels. Payments at levels below the target award levels will be awarded to the extent that performance is below the pre-determined target levels. No annual incentive payments will be made if threshold performance levels are not achieved, absent the occurrence of extenuating circumstances that, in the discretion of the Committee, merit an exception to the threshold performance requirement.

        The annual incentive awards will typically be structured as cash payments. Within 90 days of the start of each fiscal year, the Committee will establish the applicable performance criteria, which will include minimum performance thresholds required to earn an award, target performance goals required to earn a payment of 100%, and a maximum performance level required to earn the maximum bonus permitted. If the Company attains the established financial goals, executive officers will receive an award based on a target bonus percentage which will be set at the beginning of each fiscal year and expressed as a percentage of the executive's base salary. Incentive target bonus percentages for executive officers generally range from 50% to 100% of base salary. The target bonus percentages for our named officers for Fiscal Year 2009 were as follows: Mr. Lynch—100%; Mr. Scott—75%; Mr. Curtin—75%; Mr. Clarke—75%; and Mr. Okamoto—75%.

        For Fiscal Year 2009, the Company established the following financial measures for the annual incentive award program:

  Corporate Level:

Measure	Weighting
Earnings per Share ("EPS")	25%
Operating Income	25%
Free Cash Flow	25%
Operating Income Margin ("OI Margin")	25%

  Business Unit Level

Measure	Weighting
EPS	25%
Business Unit Operating Income	25%
Business Unit Free Cash Flow	25%
Business Unit OI Margin	25%

        For purposes of the annual incentive award program, all of the financial measures are adjusted financial measures that exclude the effects of events deemed not reflective of the actual performance of the eligible participants. For Fiscal Year 2009, the adjustments are as follows: (i) exclusion of gains and losses from divestitures, (ii) exclusion of pre-separation tax matters and charges and income related to pre-separation shareholder litigation, and (iii) restructuring and asset impairment charges.

30            2010 Annual General Meeting Proxy Statement

        The performance range for payouts under the Fiscal Year 2009 annual incentive award program was set at 80%-100%-120% for the EPS, Operating Income and Free Cash Flow measures. (For the OI Margin measures, the performance range was set at 90%-100%-110%.) At 80% performance against the established performance measures (90% for OI Margin), the earned payout would be 50% of target, and at 120% performance against the established performance measures (110% for OI Margin), the earned payout would be 150% of target. For performance between 80% and 120% (or 90% and 110% for OI Margin), the earned payout would be calculated ratably between 50% and 150%, with a 100% target payout being earned at 100% performance. In addition, as a result of the volatile economic environment in Fiscal Year 2009, the Committee added a new minimum performance threshold of 70% performance (80% for OI Margin), at which a 20% payout would be earned. Performance below the 70% performance level (80% for OI margin) would result in a 0% earned payout under the program. The maximum payout available under the Fiscal Year 2009 annual incentive program is 150% of target.

        For the Fiscal Year 2009 annual incentive award program, the Committee reserved the discretion to adjust individual or business unit award amounts upward or downward by up to 25% based on its subjective evaluation of the individual or business unit performance during the fiscal year. However, any discretionary adjustments would be required to net out to zero. (In other words, any such adjustment cannot increase the total earned annual incentive award pool available for payout.) In addition, as a result of the volatile economic environment, the Committee reserved an additional discretionary award pool of $13.7 million (20% of the total target annual incentive award pool amount, i.e., the total amount that would be paid if all participants received a payout at 100% of target) which, with the Committee's approval, could be used in whole or part to reward exceptional performance (at either the business unit or individual level) regardless of the performance results against the established financial measures.

        Fiscal Year 2009 performance targets, actual attainment and corresponding annual incentive award results at the corporate level and for the Communications & Industrial Solutions and Network Solutions business units (for Mr. Okamoto and Mr. Clarke, respectively) were as follows:

Corporate Level: Messrs. Lynch, Scott and Curtin

Performance Measure	Target		Results		Performance % to Target	Bonus Score
EPS (25%)	$2.40		$0.84		35.0%	0.0%
Operating Income (25%)	$1,705	M	$643	M	37.7%	0.0%
Free Cash Flow (25%)	$1,135	M	$1,219	M	107.4%	118.5%
OI Margin (25%)	12.8%		6.1%		47.7%	0.0%
Corporate Level Earned Award:						29.6%

Communications & Industrial Solutions: Mr. Okamoto

Performance Measure	Target		Results		Performance % to Target	Bonus Score
EPS (25%)	$2.40		$0.84		35.0%	0.0%
Business Unit Operating Income (25%)	$698	M	$241	M	34.5%	0.0%
Business Unit Free Cash Flow (25%)	$664	M	$689	M	103.8%	109.3%
Business Unit OI Margin (25%)	17.1%		7.8%		45.6%	0.0%
CIS Earned Award:						27.3%

2010 Annual General Meeting Proxy Statement            31

Network Solutions: Mr. Clarke

Performance Measure	Target		Results		Performance % to Target	Bonus Score
EPS (25%)	$2.40		$0.84		35.0%	0.0%
Business Unit Operating Income (25%)	$371	M	$248	M	66.8%	0.0%
Business Unit Free Cash Flow (25%)	$336	M	$409	M	121.7%	154.3%
Business Unit OI Margin (25%)	16.8%		13.3%		79.2%	0.0%
Network Solutions Earned Award:						38.6%

        No adjustments were made to the Corporate Level, Communications & Industrial Solutions or Network Solutions bonus scores in determining the final annual incentive program payouts for the named executive officers.

  Long-Term Incentive Awards

        The MDCC intends to use long-term incentive awards in the form of stock options, restricted stock units and other forms of equity and/or cash to deliver competitive compensation that recognizes employees for their contributions to the Company and aligns executive officers with shareholders in focusing on long-term growth and stock performance. As part of the Company's compensation philosophy, the MDCC concluded that annual grants of long-term incentive awards to executive officers typically should be competitive relative to our primary talent market peer group, but should have the ability to deliver compensation at the high end of the market for superior performance and at the low end of the market for weak performance. The Company does not have a specific policy for the allocation of long-term equity incentive awards among the different forms of equity, but determines on a year-to-year basis what forms of equity are appropriate in light of the then-current circumstances. However, consistent with its policy that a majority of an executive officer's compensation be performance-based, long-term equity incentive awards for executive officers will be weighted heavily in the form of stock options or some other form of performance-based award.

        The Committee intends that long-term equity incentive awards will be granted on an annual basis, typically in the first fiscal quarter of each year. In general, the factors used to determine the number of shares subject to long-term incentive equity awards in any year will include (i) target grant ranges established by the Committee for each executive officer and based on competitive data from our benchmark companies and other factors discussed above (internal pay equity and relative importance of the executive's role with the Company; individual performance and contributions to strategic initiatives; level of experience; and compensation history), (ii) the Company's stock price, (iii) the mix of stock options and full value shares to be granted, (iv) total share utilization and dilution, (v) the incentive and retentive value deemed appropriate for the grant, (vi) prior grant history, and (vii) anticipated equity-related expense. (As discussed above, the Committee set Fiscal Year 2010 long-term incentive target ranges based on the September 2009 competitive compensation assessment.)

        As discussed more fully in our Fiscal Year 2008 CD&A, the Company issued a Founders' Grant to executive officers and other employees on July 2, 2007 that consisted of a mix of stock options and restricted stock units. (Executive officers received an award mix of 75% stock options and 25% restricted stock units.)

        In the first quarter of Fiscal Year 2009, Fiscal Year 2009 long-term equity incentive awards were granted to executive officers and other employees. (These equity awards are reflected in the Summary Compensation and Grants of Plan-Based Awards Tables.) To support our philosophy that long-term incentive awards be performance based and be designed to reward the creation of shareholder value, the Fiscal Year 2009 long-term equity incentive awards for executive officers were made in the form of stock options (70%) and restricted stock unit awards (30%). The grant values were based on the long-term equity incentive ranges adopted by the Committee in July 2008. For purposes of establishing

32            2010 Annual General Meeting Proxy Statement

the long-term incentive ranges for the Fiscal Year 2009 long-term equity incentive awards, the Committee grouped certain executives together (except for Mr. Lynch) based on an evaluation of the importance of each executive's role to the organization and a review of competitive market data. Roles were grouped accordingly and ranges established based on the relevant market data. For example, Messrs. Scott and Curtin were grouped together in the same long-term incentive range reflecting their roles as Executive Vice Presidents of the Company. Messrs. Okamoto and Clarke were grouped together with other executives leading large business units. All grants made in Fiscal Year 2009 to the named executive officers, except for Mr. Lynch, were within the established grant ranges. In determining its annual long-term equity incentive award recommendation for Mr. Lynch, which is presented to the full Board for approval, the Committee reviews the applicable market reference data and competitive compensation analysis performed by its independent compensation consultant (and any additional input from the consultant), and also conducts an assessment of Mr. Lynch's performance. The Committee's recommendation is then presented to the full Board for its consideration. Mr. Lynch's Fiscal Year 2009 long-term equity incentive grant was based on a review of the applicable market reference data and the assessment of Mr. Lynch's performance during Fiscal Year 2008.

        The long-term incentive award values for the Fiscal Year 2009 long-term equity incentive grants for the named executive officers were as follows: Mr. Lynch—$6,700,000; Mr. Curtin—$1,600,000; Mr. Scott—$1,600,000; Mr. Okamoto—$1,300,000; and Mr. Clarke—$1,200,000.

        In the first quarter of Fiscal Year 2010, Fiscal Year 2010 long-term equity incentive awards were granted to executive officers and employees. (These equity awards are not reflected in the Summary Compensation Table because they were granted in Fiscal Year 2010.) As in Fiscal Year 2009, the Fiscal Year 2010 equity incentive awards for executive officers were made in the form of stock options (70%) and restricted stock units (30%). As discussed above, the equity grant ranges established in Fiscal Year 2009 remain unchanged for Fiscal Year 2010, and the executive groupings within the ranges were also maintained for purposes of determining the value of the Fiscal Year 2010 long-term equity incentive awards for the named executive officers. The Fiscal Year 2010 long-term equity incentive awards for the named executive officers were made at the same or lower grant values as in Fiscal Year 2009, with the exception of Mr. Curtin. The value of Mr. Curtin's Fiscal Year 2010 long-term equity incentive award was increased from $1,600,000 to $1,800,000 in recognition of Mr. Curtin's significant contributions and financial leadership during the economic downturn.

        In establishing the Fiscal Year 2010 long-term equity incentive award value for Mr. Lynch, the Committee considered Mr. Lynch's leadership of the Company through the global economic downturn and the competitive total direct compensation and long-term incentive data from the Company's two peer groups. As a result, the Committee recommended and the Board determined to set Mr. Lynch's Fiscal Year 2010 long-term equity incentive award value at the same value as his Fiscal Year 2009 award.

  Pay Mix

        The Company does not maintain a defined policy with respect to the allocation between fixed versus performance-based compensation or annual versus long-term compensation. Our mix for each named executive officer is largely driven by our stated philosophy to have compensation delivered primarily through performance-based components that align the named executive officer's interests with those of our shareholders and to deliver a competitive pay mix relative to our peer benchmark companies. Management and the MDCC periodically review our pay mix in relation to market practices and in relation to our desired objective of providing the majority of our named executive officers' compensation through performance-based components. The following table shows our mix of fixed compensation versus performance-based compensation and annual versus long-term compensation, based on the data shown in the Summary Compensation Table. As indicated by the table below, our

2010 Annual General Meeting Proxy Statement            33

actual mix is consistent with our objective to deliver the majority of executive compensation through short-term and long-term performance-based incentives.

	Base Salary	Long-Term Incentives	Non-Equity Incentive	Other Compensation
Lynch	15.9%	75.8%	4.7%	3.6%
Curtin	29.7%	56.1%	6.6%	7.6%
Scott	31.1%	55.3%	6.9%	6.7%
Okamoto	30.3%	53.5%	6.2%	10.0%
Clarke	28.5%	61.8%	8.2%	1.5%

  Risk Profile of Compensation Programs

        The Committee believes that the Company's executive compensation program has been designed to provide the appropriate level of incentives that do not encourage our executive officers to take unnecessary risks in managing their businesses. As discussed above, a majority of our executive officers' compensation is performance-based, consistent with our executive compensation policy. Our annual incentive award program is designed to reward annual financial and/or strategic performance in areas considered critical to the short and long-term success of the Company, and features a cap (150% of target in Fiscal Year 2009) on the maximum amount that can be earned in any year. Our long-term equity incentive awards are directly aligned with long-term stockholder interests through their link to our stock price and multi-year vesting schedules, and our executive stock ownership guidelines further support a long-term focus by requiring our executives to personally own significant levels of the Company's stock. In combination, the Committee believes that the various elements of our executive compensation program sufficiently tie our executives' compensation opportunities to the Company's sustained long-term performance.

  Retirement and Deferred Compensation Benefits

        The Company maintains various retirement plans to assist our executive officers with retirement income planning and increase the attractiveness of employment with the Company.

        The Company provides a defined contribution plan, the Tyco Electronics Retirement Savings and Investment Plan ("RSIP"), that is available to all eligible United States employees, and a nonqualified supplemental retirement plan, the Tyco Electronics Supplemental Savings and Retirement Plan ("SSRP"), in which executive officers may participate.

        Under the RSIP, the Company match level is based on years of service, as follows:

Years of Service	Employee Contribution*	Company Contribution*
0–9	1%	5%
10–19	2%	6%
20–24	3%	7%
25–29	4%	8%
30 or more	5%	9%

*
Represents the percentage of the employee's compensation, which for purposes of the RSIP, generally includes base salary and annual incentive awards paid to the employee.

        Company contributions for the named executive officers are shown in the "All Other Compensation" column of the Summary Compensation Table and the related table of All Other Compensation that follow this CD&A. Executive officers are fully vested in Company matching contributions upon completion of three years of vesting service under the RSIP and SSRP.

34            2010 Annual General Meeting Proxy Statement

        Under the SSRP, executive officers may defer up to 50% of their base salary and 100% of their annual incentive awards. The Company provides matching contributions to the SSRP based on the executive officer's deferred base salary and annual incentive awards at the same rate such officer is eligible to receive matching contributions under the RSIP and on any cash compensation (i.e., base salary and annual incentive awards) the executive officer earns that year in excess of Internal Revenue Service limits. This plan was filed as an exhibit to Tyco Electronics' Annual Report on Form 10-K for the fiscal year ended September 25, 2009.

        All of the Company's U.S. retirement, deferred compensation, incentive and other executive and broad-based plans are intended to comply with Section 409A of the Internal Revenue Code.

        Mr. Okamoto is eligible to receive retirement benefits under the Directors' Retirement Allowance Regulation, a defined benefit pension plan maintained by the Company in Japan. Mr. Okamoto is entitled to receive either a single lump sum payment or a monthly life annuity commencing at normal retirement age 60, or upon earlier retirement after age 50 with 15 years of service. Annuities for retirement after age 60 are payable for Mr. Okamoto's lifetime, with ten years guaranteed. Annuities for earlier retirement are payable for ten years only. The lump sum is based upon the product of specified plan factors that vary by service, multiplied by the average annual pensionable salary during the ten-year period prior to termination. This amount is offset by the employee retirement lump sum previously received and increased at a specified interest rate. Death benefits will be paid to the survivor for a ten-year period upon the death of the individual who attained age 50 and 15 years of service. Projected pension benefits for Mr. Okamoto are disclosed in the Pension Benefits table that follows this CD&A.

        Mr. Clarke participates in the Tyco Electronics UK Ltd. Pension scheme on the same basis as all other eligible Tyco Electronics UK Ltd. employees. Projected pension benefits for Mr. Clarke are disclosed in the Pension Benefits table that follows this CD&A.

  Welfare Benefits

        We provide welfare benefits to executive officers on the same basis as all other employees. These arrangements include medical, dental, life insurance and disability coverage and are offered to all our eligible U.S.-based employees. The various benefit plans are part of our overall total compensation offering and are intended to be competitive with peer companies.

        Outside of the United States, the Company provides welfare benefits based on local country practices.

  Perquisites

        The Company's perquisite program provides for the payment to U.S. executive officers of a cash allowance equal to an additional ten percent (10%) of base salary, in lieu of perquisites typically provided by other companies. The executive is permitted to apply the allowance as he or she deems appropriate. Other than the allowance, there are no perquisites provided to U.S. executive officers.

        Outside of the United States, perquisite benefits are paid to executive officers based on local country practice. (See the Summary Compensation Table that follows this CD&A for more information on the perquisite benefits paid to our non-U.S. named executive officers.)

  Change in Control and Termination Payments

        The Company maintains the Tyco Electronics Severance Plan for U.S. Officers and Executives ("Severance Plan") and the Tyco Electronics Change in Control Severance Plan for Certain U.S. Officers and Executives ("CIC Plan"). These plans were filed as exhibits to Tyco Electronics' Annual Report on Form 10-K for the fiscal year ended September 25, 2009. The Company believes that the

2010 Annual General Meeting Proxy Statement            35

maintenance of severance and change in control benefits is appropriate in order to attract and retain executive talent (given the fact that such benefits are standard benefits provided by peer companies), to avoid costly and potentially protracted separation negotiations, to ensure continuity of management in the event of an actual or threatened change in control and to protect our executive officers' investment in the Company. The Committee performed a competitive analysis of both plans when they were adopted in Fiscal Year 2007 and determined that the benefits provided under both plans were standard in the marketplace.

        Under the Company's Severance Plan, benefits are payable to an executive officer only upon an involuntary termination of employment for any reason other than cause, permanent disability or death, and are conditioned upon the executive officer executing a release (including confidentiality, one year non-competition, two year non-solicitation and non-disparagement covenants) in favor of the Company. Under the Severance Plan, an eligible executive will be paid cash severance upon termination of employment equal to: two times base salary plus two times target bonus for the Chief Executive Officer, one and one-half times base salary plus one and one-half times target bonus for Section 16 officers who are direct reports to the Chief Executive Officer, and one times base salary plus one times target bonus for other executive officers. Cash severance payments are made in monthly installments. In addition, the terminated executive will be eligible to receive a pro rata annual incentive payment for the year in which the termination occurs and continued health and welfare benefits for the length of the severance period. The Severance Plan does not provide any special treatment for outstanding equity awards. The severance benefits provided under the Severance Plan, including the cash severance multiples, were set by the Committee at levels deemed consistent with market practice. "Cause" is defined as substantial failure or refusal to perform duties and responsibilities of the executive's job, violation of fiduciary duty, conviction of a felony or misdemeanor, dishonesty, theft, violation of our rules or policies, or other egregious conduct that has or could have a serious and detrimental impact on Tyco Electronics and its employees.

        Severance benefits for non-U.S. executives will generally be based on local statutory requirements.

        The Company's CIC Plan incorporates a "double trigger" concept before benefits become payable. In other words, benefits are payable to an executive officer under the CIC Plan only upon an involuntary termination of employment by the Company or "good reason resignation" that occurs during a period shortly before and continuing after a change in control (a "qualifying termination") and are conditioned upon the executive officer executing a release (including confidentiality, non-competition, non-solicitation and non-disparagement covenants) in favor of the Company. For purposes of the CIC Plan, "good reason resignation" generally means assignment of duties materially inconsistent with the executive's position, a material adverse change in the executive's position, Company actions that would cause the executive to violate his or her ethical or professional obligations, relocation to a place of employment greater than 60 miles from the executive's current place of employment, a reduction in the executive's base salary or annual bonus, a reduction in the aggregate of the executive's benefits or failure by the Company to have its obligations under the CIC Plan assumed by a successor.

        No benefits are payable under the CIC Plan if the executive officer is terminated for "cause." "Cause" is defined as a violation of fiduciary duty, conviction of a felony or misdemeanor, dishonesty, theft or other egregious conduct likely to have a materially detrimental impact on Tyco Electronics and its employees.

        Under the CIC Plan, an eligible executive will be paid cash severance in the event of a qualifying termination equal to: three times base salary plus three times target bonus for the Chief Executive Officer, two times base salary plus two times target bonus for Section 16 officers who are direct reports to the Chief Executive Officer, and one and one-half times base salary plus one and one-half times target bonus for other Section 16 officers and Band 1 employees. Cash severance payments will be

36            2010 Annual General Meeting Proxy Statement

made in the form of a lump sum payment. In addition, the terminated executive will be eligible to receive a pro rata annual incentive payment for the year in which the termination occurs and continued health and welfare benefits for the length of the severance period (i.e., 36, 24 or 18 months). Outstanding equity awards will become fully vested in the event of a qualifying termination. Cash severance and other benefits payable as a result of a qualifying termination will be limited to the greater after-tax amount resulting from (i) payment of the full benefits provided under the CIC Plan and imposition of all taxes, including any applicable excise taxes under Internal Revenue Code Section 280G, or (ii) payment of the benefits capped at the Section 280G limit with no excise tax imposed. Benefits payable under the CIC Plan will not be grossed up for the imposition of Section 280G or any other taxes. The severance benefits provided under the CIC Plan, including the cash severance multiples, were set by the Committee at levels deemed consistent with market practice.

  Executive Stock Ownership Requirements

        The Company maintains a Share Ownership and Retention Requirement Plan applicable to the Company's executive officers, including the named executive officers. Under the plan, the Chief Executive Officer is required to own Tyco Electronics common shares in an amount equal to five times base salary, while the direct reports to the Chief Executive Officer are required to own shares in an amount equal to two times base salary. All covered executive officers are required to meet the share ownership requirements within five years of the effective date of the plan (July 9, 2007), or within five years of the officer's date of employment, if later. The following shares count towards the ownership requirements: wholly owned shares, shares in stock units or deferred compensation plans, shares in 401(k) plans and employee stock ownership plans, unvested restricted stock and shares held by immediate family members that are considered beneficially owned by the executive officer. As of fiscal year end 2009, four of the five named executive officers met their stock ownership requirements.

MANAGEMENT DEVELOPMENT AND COMPENSATION COMMITTEE REPORT

        The Management Development and Compensation Committee has reviewed the Compensation Discussion and Analysis and discussed that Analysis with management. Based on its review and discussions with management, the Committee recommended to our Board of Directors that the Compensation Discussion and Analysis be included in the company's Annual Report on Form 10-K for the fiscal year ended September 25, 2009 and the company's proxy statement for the 2010 Annual General Meeting of Shareholders. This report is provided by the following independent directors, who comprise the Committee:

The Management Development and Compensation Committee:

David P. Steiner, Chair (as of December 3, 2009)
Robert M. Hernandez
Daniel J. Phelan
Frederic M. Poses (until December 3, 2009)

December 3, 2009

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

        None of our executive officers serves as a member of the board of directors or compensation committee of any entity that has one or more of its executive officers serving as a member of our Management Development and Compensation Committee. In addition, none of our executive officers serves as a member of the compensation committee of any entity that has one or more of its executive officers serving as a member of our Board of Directors.

2010 Annual General Meeting Proxy Statement            37

EXECUTIVE OFFICER COMPENSATION

Summary Compensation Table

        The following table summarizes the compensation of the named executive officers for the fiscal year ended September 25, 2009 ("fiscal 2009"). The named executive officers are the company's principal executive officer, principal financial officer and the three other most highly compensated executives.

Name and Principal Position (a)	Year (b)	Salary(2) ($) (c)	Bonus(3) ($) (d)	Stock Awards(4) ($) (e)	Option Awards(5) ($) (f)	Non-Equity Incentive Plan Compen- sation(6) ($) (g)	Change in Pension Value and Nonqualified Deferred Compen- sation Earnings(7) ($) (h)		All Other Compen- sation(8) ($) (i)	Total ($) (j)
Thomas J. Lynch,	2009	$950,000	—	$1,481,461	$3,044,993	$281,485	—		$215,673	$5,973,612
Chief Executive Officer	2008	$950,000	—	$1,865,289	$3,191,118	$1,425,000	—		$185,097	$7,616,504
(PEO)	2007	$891,375	—	$3,262,895	$4,051,446	$836,000	—		$258,437	$9,300,153
Terrence R. Curtin,	2009	$505,875	—	$317,216	$636,914	$112,418	—		$129,329	$1,701,752
EVP & Chief Financial	2008	$490,319	—	$344,197	$591,837	$569,109	—		$101,530	$2,096,992
Officer (PFO)	2007	$437,500	$325,000	$358,236	$451,556	$360,525	—		$103,697	$2,036,514
Robert A. Scott,	2009	$525,000	—	$308,830	$624,645	$116,668	—		$114,028	$1,689,171
EVP & General Counsel	2008	$512,404	—	$369,487	$590,444	$590,625	—		$146,050	$2,209,010
	2007	$468,750	$281,250	$553,181	$577,688	$448,521	—		$100,235	$2,429,625
Minoru Okamoto,	2009	$573,803	—	$317,113	$697,164	$117,529	$687,866	(7)	$189,579	$1,895,188
President	2008	$498,926	—	$412,693	$801,944	$170,621	$370,254	(7)	$167,421	$2,051,605
Communications &	2007	$442,432	—	$440,006	$690,958	$221,478	$308,607	(7)	$153,961	$1,948,835
Industrial Solutions(1)
Alan C. Clarke,	2009	$394,058	—	$289,319	$566,472	$114,020	$8,514	(7)	$20,311	$1,384,180
President Network	2008	$488,963	—	$511,454	$458,500	$188,651	$200,846	(7)	$28,556	$1,676,124
Solutions(1)

(1)
Salary and bonus for Messrs. Lynch, Curtin and Scott are paid in U.S. dollars (USD). Mr. Okamoto's salary and bonus are paid in Japanese yen (JPY). Mr. Clarke's salary and bonus are paid in Great Britain pounds (GBP). To convert compensation values to USD, the average monthly conversion rates as determined by Tyco Electronics finance were used. The following are the conversion rates for the above table.

USD 0.01049: JPY 1
USD 1.55447: GBP 1

(2)
Amounts shown are not reduced to reflect the named executive officers' elections, if any, to defer receipt of salary into the SSRP.

(3)
Amounts paid to Messrs. Curtin and Scott in 2007 represent dollar amounts outside of Tyco Electronics' Annual Incentive Plan ("AIP"). Mr. Curtin's bonus represents a retention payment paid pursuant to the terms of an agreement with Tyco International entered into in order to retain Mr. Curtin's services during the transition period and prior to the time at which he was appointed Chief Financial Officer to recognize the critical role he played in the successful operation of the Tyco Electronics business during separation from Tyco International. Mr. Scott's bonus reflected the work he did on behalf of Tyco International on the separation. Both bonuses were paid shortly after July 2, 2007, after the completion of the separation. Amounts paid under the company's AIP are reported in column (g) as "Non-Equity Incentive Plan Compensation."

(4)
Represents the compensation costs of restricted stock units ("RSUs") for financial reporting purposes for fiscal 2009 under Accounting Standards Codification ("ASC") 718 (Compensation—Stock Compensation), rather than an amount paid to or realized by the named executive officer. See Note 23 (Share Plans) to the notes to consolidated and combined financial statements ("Note 23") set forth in Tyco Electronics' Annual Report on Form 10-K for the fiscal year ended September 25, 2009 (the "10-K") for the assumptions made in determining ASC 718 values. For grants that vest through the passage of time, the fair market value of the award at the time of the grant (grant date closing market price) is allocated as an expense over the period of vesting. There can be no assurance that the ASC 718 amounts will ever be realized.

38            2010 Annual General Meeting Proxy Statement

(5)
Represents the compensation costs of stock options for financial reporting purposes for fiscal 2009 under ASC 718, rather than an amount paid to or realized by the named executive officer. See Note 23 in the 10-K for the assumptions made in determining ASC 718 values. There can be no assurance that the ASC 718 amounts will ever be realized.

(6)
Represents amounts earned under the AIP. Amounts shown are not reduced to reflect the named executive officers' elections, if any, to defer receipt of awards into the SSRP.

(7)
Represents the aggregate change in actuarial present value of the accumulated benefits for Mr. Okamoto and Mr. Clarke under their pension plans as described in "CD&A—Elements of Compensation—Retirement and Deferred Compensation Benefits." Messrs. Lynch, Curtin and Scott do not participate in a pension plan.

(8)
See the All Other Compensation table below for amounts which include perquisites and company match on employee contributions to the employee stock purchase plan, the company's 401(k) plan and nonqualified defined contribution plan, and other amounts. The amounts reflected in the table for perquisites are the company's incremental cost. The company also provides group life, health, hospitalization and medical reimbursement plans which do not discriminate in scope, terms or operation in favor of officers and are available to all full-time employees.

All Other Compensation

Name	Year	Perquisites ($)		Insurance Premiums(d) ($)	ESPP Company Match(e) ($)	Company Contributions to DC Plans(f) ($)	Total All Other Compensation ($)
Thomas J. Lynch	2009	$95,000	(a)	—	$3,750	$116,923	$215,673
Terrence R. Curtin	2009	$50,588	(a)	—	—	$78,741	$129,329
Robert A. Scott	2009	$52,500	(a)	—	$465	$61,063	$114,028
Minoru Okamoto	2009	$181,496	(b)	$8,083	—	—	$189,579
Alan C. Clarke	2009	$20,311	(c)	—	—	—	$20,311

(a)
Amounts reflect a cash perquisite allowance under the executive flexible perquisites allowance program which provides executives a cash allowance of 10% of base salary.

(b)
Outside of the United States, the company provides a company car to certain senior executives. Mr. Okamoto's perquisites included $40,802, which reflects the incremental cost to the company of the lease value of a company car along with any associated taxes or maintenance costs. The amounts also included a housing allowance of $139,758, annual physical exam of $716, and the cost of a club membership totaling $220, all consistent with Japanese practice.

(c)
Mr. Clarke's perquisites included $19,110, which reflects the incremental cost to the company of the lease value of a company car along with associated taxes or maintenance costs. In addition, Mr. Clarke was provided with a car allowance of $1,201.

(d)
The amount for Mr. Okamoto reflects the combination of premiums paid for ordinary accident and income indemnity insurance.

(e)
Represents the company matching contribution made under the Tyco Electronics Employee Stock Purchase Plan.

(f)
Reflects contributions made on behalf of the named executive officers under Tyco Electronics' qualified defined contribution plan and accruals on behalf of the named executive officers under the SSRP (also a defined contribution plan), as follows:

Name	Year	Company Matching Contribution (Qualified Plan)	Company Contribution (Non-Qualified Plan)(*)
Mr. Lynch	2009	$12,250	$104,673
Mr. Curtin	2009	$7,750	$70,991
Mr. Scott	2009	$12,250	$48,813

(*)
Mr. Scott's number includes an adjustment to correct an administrative error that occurred in fiscal year 2008 (Mr. Scott was credited with an excessive company match in fiscal year 2008). The error was not discovered until fiscal year 2009 and the subsequent adjustment occurred.

2010 Annual General Meeting Proxy Statement            39

Grants of Plan-Based Awards in Fiscal 2009

        The following table discloses the actual numbers of stock options and restricted stock unit awards granted during fiscal 2009 and the grant date fair value of these awards. It also captures potential future payouts under the company's non-equity and equity incentive plans.

	Grant Date	Estimated Possible Payouts Under Non-Equity Incentive Plan Awards(1)			All Other Stock Awards: Number of Shares of Stock or Units(2)	All Other Option Awards: Number of Securities Underlying Options(3)	Exercise or Base Price of Option Awards(4)	Grant Date Fair Value of Stock and Option Awards(5)
Name (a)	(b)	Threshold ($) (c)	Target ($) (d)	Maximum ($) (e)	(#) (i)	(#) (j)	($/Sh) (k)	($) (l)
Thomas J. Lynch	11/18/08	475,000	950,000	1,425,000	97,504	820,150	$14.56	4,643,832
Terrence R. Curtin	11/17/08	189,703	379,406	569,109	23,281	195,850	$14.11	1,074,625
Robert A. Scott	11/17/08	196,875	393,750	590,625	23,281	195,850	$14.11	1,074,625
Minoru Okamoto(6)	11/17/08	215,176	430,352	645,528	18,915	159,150	$14.11	873,204
Alan C. Clarke(6)	11/17/08	147,772	295,544	443,315	17,466	146,900	$14.11	806,090

(1)
The "Threshold" column represents the minimum amount payable (50% of target payout) when threshold performance is met. The "Target" column represents the amount payable (100% of target payout) if the specified performance targets are reached. The "Maximum" column represents the maximum amount payable (150% of target payout) under the plan. As discussed in "CD&A—Elements of Compensation—Annual Incentive Awards," the fiscal 2009 AIP also incorporated a special threshold performance level which would have resulted in a payout equal to 20% of target.

(2)
This column shows the number of RSUs granted in fiscal 2009 to the named executive officers. The grants made in November 2008 vest equally over four years starting on the first anniversary date. Any dividend equivalents issued in fiscal 2009 as a result of this grant have been included in the number of units reflected above.

(3)
This column shows the number of stock options granted in fiscal 2009 to the named executive officers. Stock options issued in November 2008 have a ten-year term and vest ratably over a four-year period, with 25% becoming vested and exercisable on each anniversary of the grant date.

(4)
This column shows the exercise price for the stock options granted, which was the closing price of Tyco Electronics common shares on November 17, 2008 or November 18, 2008, as applicable, the dates the options were granted.

(5)
This column shows the full grant date fair value of RSUs and stock options under ASC 718 granted to the named executive officers in fiscal 2009. Generally, the full grant date fair value is the amount that the company would expense in its financial statements over the award's vesting schedule. For additional information on the valuation assumptions, see Note 23 in the 10-K. These amounts reflect the company's accounting expense, and do not correspond to the actual value that will be recognized by the named executive officers. The difference in the values shown in this column and the long-term incentive award values approved by the Committee/Board (and described under "CD&A—Elements of Compensation—Long-Term Incentive Awards") is due to the stock value used in determining the number of stock option shares and restricted stock units to be awarded to each named executive officer. In determining the number of stock options and restricted stock units that are awarded to eligible equity award participants, including each named executive officer, the company follows an established policy under which it uses the average daily closing price in the month preceding grant as the applicable value. For purposes of the Fiscal Year 2009 equity awards reflected in the Table above, the applicable stock value used to determine the number of stock option shares and restricted stock units awarded to each named executive officer was $21.18 per share. The value of the award shown in this column, however, is based on the grant date closing price, $14.56 per share or $14.11 per share, as applicable.

(6)
In calculating estimated possible payouts under non-equity incentive plan award numbers, the foreign currency translation rates were used as described in footnote (1) to the Summary Compensation Table.

40            2010 Annual General Meeting Proxy Statement

Outstanding Equity Awards at 2009 Fiscal Year-End

        The following table shows the number of Tyco Electronics shares covered by exercisable and unexercisable options and unvested RSUs held by the company's named executive officers on September 25, 2009. Each equity grant is shown separately for each named executive officer. The vesting schedule for each grant is shown following the table, based on the option or stock award grant date.

	Option Awards					Stock Awards
		Number of Securities Underlying Unexercised Options					Number of Shares or Units of Stock That Have Not Vested(1)(2) (#) (g)	Market Value of Shares or Units of Stock That Have Not Vested(3) ($) (h)
				Option Exercise Price ($) (e)
					Option Expiration Date (f)
Name (a)	Grant Date	Exercisable (#) (b)	Unexercisable(1) (#) (c)			Grant Date
Thomas J. Lynch	09/27/04	359,007	0	$34.48	09/26/14
	03/10/05	173,015	0	$41.38	03/09/15
	11/22/05	121,111	0	$33.52	11/21/15
	11/21/06	108,134	108,135	$35.03	11/20/16	11/21/06	48,988	$1,105,169
	07/02/07	263,875	263,875	$39.97	07/01/17	07/02/07	59,227	$1,336,161
	11/18/08	0	820,150	$14.56	11/17/18	11/18/08	97,504	$2,199,690
Terrence R. Curtin	03/26/01	17,301	0	$51.75	03/25/11
	07/12/01	17,301	0	$58.38	07/11/11
	10/01/01	17,301	0	$51.67	09/30/11
	03/26/04	14,360	0	$32.13	03/25/14
	03/10/05	21,626	0	$41.38	03/09/15
	11/22/05	17,301	0	$33.52	11/21/15
	11/21/06	23,789	23,790	$35.03	11/20/16	11/21/06	10,776	$243,107
	07/02/07	52,775	52,775	$39.97	07/01/17	07/02/07	11,848	$267,291
	11/17/08	0	195,850	$14.11	11/16/18	11/17/08	23,281	$525,219
Robert A. Scott	05/03/04	22,387	0	$32.25	05/02/14
	03/10/05	7,462	0	$41.38	03/09/15
	11/22/05	5,795	0	$33.52	11/21/15
	11/21/06	21,626	21,627	$35.03	11/20/16	11/21/06	9,797	$221,020
	07/02/07	52,775	52,775	$39.97	07/01/17	07/02/07	11,848	$267,291
	11/17/08	0	195,850	$14.11	11/16/18	11/17/08	23,281	$525,219
Minoru Okamoto	10/18/99	25,952	0	$47.62	10/17/09
	01/10/00	6,488	0	$42.08	01/09/10
	10/03/00	31,142	0	$58.57	10/02/10
	07/12/01	31,142	0	$58.38	07/11/11
	10/01/01	34,603	0	$51.67	09/30/11
	02/05/02	34,603	0	$27.55	02/04/12
	03/26/04	35,814	0	$32.13	03/25/14
	03/10/05	35,814	0	$41.38	03/09/15
	11/22/05	18,166	0	$33.52	11/21/15
	11/21/06	14,879	14,879	$35.03	11/20/16	11/21/06	6,734	$151,919
	07/02/07	43,975	43,975	$39.97	07/01/17	07/02/07	9,869	$222,645
	11/17/08	0	159,150	$14.11	11/16/18	11/17/08	18,915	$426,722

2010 Annual General Meeting Proxy Statement            41

	Option Awards					Stock Awards
		Number of Securities Underlying Unexercised Options					Number of Shares or Units of Stock That Have Not Vested(1)(2) (#) (g)	Market Value of Shares or Units of Stock That Have Not Vested(3) ($) (h)
				Option Exercise Price ($) (e)
					Option Expiration Date (f)
Name (a)	Grant Date	Exercisable (#) (b)	Unexercisable(1) (#) (c)			Grant Date
Alan C. Clarke	01/10/00	8,650	0	$42.08	01/09/10
	04/18/00	17,301	0	$50.43	04/17/10
	10/03/00	16,550	0	$58.57	10/02/10
	10/03/00	750	0	$58.57	10/03/10
	11/21/06	20,761	20,761	$35.03	11/20/16	11/21/06	9,429	$212,718
	07/02/07	52,775	52,775	$39.97	07/01/17	07/02/07	11,848	$267,291
	11/17/08	0	146,900	$14.11	11/16/18	11/17/08	17,466	$394,033

(1)
Option and stock vesting schedule:

Grant Date	Option Vesting Schedule	Restricted Stock Awards Vesting Schedule
11/21/06	1/4 vesting each year starting on 1st anniversary	1/3 vesting each year starting on 2nd anniversary
07/02/07	1/4 vesting each year starting on 1st anniversary	1/2 vesting each year starting on 3rd anniversary
11/17/08	1/4 vesting each year starting on 1st anniversary	1/4 vesting each year starting on 1st anniversary
11/18/08	1/4 vesting each year starting on 1st anniversary	1/4 vesting each year starting on 1st anniversary
(2)
Any dividend equivalents issued have been included in the number of units reflected above.

(3)
Value represents the market value of Tyco Electronics common shares (based on the closing price of $22.56 per share on September 25, 2009).

Option Exercises and Stock Vested in Fiscal 2009

        The following table sets forth certain information regarding Tyco Electronics options and stock awards exercised and vested, respectively, during fiscal 2009 for the named executive officers.

	Option Awards		Stock Awards
Name (a)	Number of Shares Acquired on Exercise (#) (b)	Value Realized on Exercise ($) (c)	Number of Shares Acquired on Vesting (#) (d)	Value Realized on Vesting(1) ($) (e)
Thomas J. Lynch	—	—	65,271	$1,302,779
Terrence R. Curtin	—	—	11,162	$210,989
Robert A. Scott	—	—	8,869	$142,190
Minoru Okamoto	—	—	9,556	$192,834
Alan C. Clarke	—	—	17,284	$330,467

(1)
We computed the aggregate dollar amount realized upon vesting by multiplying the number of units vested by the market value of the underlying shares on the vesting date.

42            2010 Annual General Meeting Proxy Statement

Pension Benefits for Fiscal 2009

        The following table provides details regarding the present value of accumulated benefits under the plans described in "CD&A—Elements of Compensation—Retirement and Deferred Compensation Benefits" for the named executive officers in fiscal 2009.

Name(1) (a)	Plan Name (b)	Number of Years Credited Service(2) (#) (c)	Present Value of Accumulated Benefit(3) ($) (d)	Payments During Last Fiscal Year ($) (e)
Minoru Okamoto	AMP Japan Plan for Directors	12.5	$2,773,056	—
Alan C. Clarke	Tyco Electronics UK Pension Scheme	28.2	$2,039,927	—

(1)
Messrs. Lynch, Curtin and Scott do not participate in any pension plan sponsored by Tyco Electronics.

(2)
In calculating Mr. Okamoto's pension benefit, the number of years credited service reflects the number of years since Mr. Okamoto's appointment as a director, and eligibility to receive retirement benefits under the Directors' Retirement Allowance Regulation in Japan.

(3)
The present value of accumulated benefit amounts has been measured as of September 25, 2009 (the measurement date was changed to match the fiscal year-end reporting date, where in previous years the measurement date was August 31st) and are based on a number of assumptions, including:
    •
    A discount rate of 2.25% was used for Mr. Okamoto; and 5.50% was used for Mr. Clarke;

    •
    Mortality rates based on standard actuarial tables; and

    •
    No retirements prior to normal retirement age or withdrawals for disability or otherwise prior to retirement.

  With respect to: Mr. Okamoto, the dollar amount shown has been converted from JPY using a conversion rate of 0.0110 USD to 1 JPY; and for Mr. Clarke, the dollar amount shown has been converted from GBP using a conversion rate of 1.6066 USD to 1 GBP.

Nonqualified Deferred Compensation for Fiscal 2009

        The following table discloses contributions, earnings and balances to each of the named executive officers in the table under the SSRP (Supplemental Savings and Retirement Plan) that provides for compensation deferral on a non-tax-qualified basis. See "CD&A—Elements of Compensation—Retirement and Deferred Compensation Benefits" for information regarding the plan. Pursuant to the SSRP, executive officers may defer up to 50% of their base salary and 100% of their annual bonus. We provide matching contributions based on the executive's deferred base salary and bonus the executive earns in excess of the Internal Revenue Code Section 401(a)(17) limit ($245,000 in 2009) as follows: $5 for every $1 the executive officer contributes up to the first 1% of the executive officer's eligible pay or, if the executive officer is credited with more than ten years of service, $6 for every $1 the executive officer contributes up to the first 2% of the executive officer's eligible pay. The SSRP is offered only in

2010 Annual General Meeting Proxy Statement            43

the U.S., so that Mr. Okamoto and Mr. Clarke did not participate in the SSRP, nor did they have any deferred compensation for fiscal 2009.

Name (a)	Executive Contributions in Last FY(1) ($) (b)	Registrant Contributions in Last FY(2) ($) (c)	Aggregate Earnings in Last FY(3)(4) ($) (d)	Aggregate Withdrawals/ Distributions ($) (e)	Aggregate Balance at Last FYE(4) ($) (f)
Thomas J. Lynch	$347,116	$104,673	$(109,138)	—	$1,607,755
Terrence R. Curtin	$381,807	$70,991	$82,154	—	$1,022,243
Robert A. Scott	$56,959	$48,813	$(22,611)	—	$454,653

(1)
The amounts shown in column (b) represent deferrals of cash and bonuses by the named executive officers under the SSRP, the amounts of which are included in the Summary Compensation Table in the Salary or Non-Equity Incentive Plan Compensation column, as applicable.

(2)
The amounts shown in column (c) represent matching contributions by the company, the amounts of which are included in the Summary Compensation Table in the All Other Compensation column.

(3)
No portion of these earnings shown in column (d) were included in the Summary Compensation Table because the SSRP does not provide for "above-market" or preferential earnings as defined in applicable SEC rules.

(4)
For Messrs. Curtin and Scott, the balance shown includes amounts credited under the Tyco Electronics Supplemental Executive Retirement Plan, the predecessor to the SSRP that was frozen to new contributions effective December 31, 2004. The SSRP became effective on January 1, 2005.

Termination and Change in Control Payments

        The table below outlines the potential payments to our Chief Executive Officer and other named executive officers upon the occurrence of certain termination triggering events. For the purpose of the table, below are definitions generally applicable for the various types of terminations under the Tyco Electronics Severance Plan for U.S. Officers and Executives (referred to in this proxy statement as the "Severance Plan") and/or the Tyco Electronics Change in Control Severance Plan for Certain U.S. Officers and Executives (referred to in this proxy statement as the "CIC Plan"). See "CD&A—Elements of Compensation—Change in Control and Termination Payments" for information regarding the terms of the plans.

•
"Voluntary Resignation" means any retirement or termination of employment that is not initiated by the company or any subsidiary other than a Good Reason Resignation (defined below).

•
"Good Reason Resignation" means any retirement or termination of employment by a participant that is not initiated by the company or any subsidiary and that is caused by any one or more of the following events which occurs during the period beginning 60 days prior to the date of a Change in Control (defined below) and ending two years after the date of such Change in Control:

        (1)   without the participant's written consent, the company (a) assigns or causes to be assigned to the participant any duties inconsistent in any material respect with his or her position as in effect immediately prior to the Change in Control, (b) makes or causes to be made any material adverse change in the participant's position (including titles and reporting relationships and level), authority, duties or responsibilities, or (c) takes or causes to be taken any other action which, in the reasonable judgment of the participant, would cause him or her to violate his or her ethical or professional obligations (after written notice of such judgment has been provided by the participant to the Management Development and Compensation Committee and the company has been given a 15-day

44            2010 Annual General Meeting Proxy Statement

period within which to cure such action), or which results in a significant diminution in such position, authority, duties or responsibilities;

        (2)   without the participant's written consent, the participant's being required to relocate to a principal place of employment more than 60 miles from his or her existing principal place of employment;

        (3)   without the participant's written consent, the company (a) reduces the participant's base salary or annual bonus, or (b) reduces the participant's retirement, welfare, stock incentive, perquisite and other benefits, taken as a whole; or

        (4)   the company fails to obtain a satisfactory agreement from any successor to assume and agree to perform the company's obligations to the participant under the CIC Plan.

•
"Involuntary Termination" means a termination of the participant initiated by the company or a subsidiary for any reason other than Cause (defined below), Permanent Disability (defined below) or death, subject to the conditions specified in the applicable plan.

•
"Cause" means any misconduct identified as a ground for termination in company policy or other written policies or procedures, including among other things, misconduct, dishonesty, criminal activity, or egregious conduct that has or could have a serious and detrimental impact on the company and its employees.

•
"Permanent Disability" means that a participant has a permanent and total incapacity from engaging in any employment for the employer for physical or mental reasons. A "Permanent Disability" will be deemed to exist if the participant meets the requirements for disability benefits under the employer's long-term disability plan or under the requirements for disability benefits under the U.S. social security laws (or similar laws outside the United States, if the participant is employed in that jurisdiction) then in effect, or if the participant is designated with an inactive employment status at the end of a disability or medical leave.

•
"Change in Control" means any of the following events:

        (1)   any "person" (as defined in Section 13(d) and 14(d) of the Securities Exchange Act), excluding for this purpose, (i) the company or any subsidiary company (wherever incorporated) of the company, or (ii) any employee benefit plan of the company or any such subsidiary company (or any person or entity organized, appointed or established by the company for or pursuant to the terms of any such plan that acquires beneficial ownership of voting securities of the company), is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Securities Exchange Act) directly or indirectly of securities of the company representing more than 30 percent of the combined voting power of the company's then outstanding securities; provided, however, that no Change in Control will be deemed to have occurred as a result of a change in ownership percentage resulting solely from an acquisition of securities by the company;

        (2)   persons who, as of July 1, 2007 (the "effective date"), constitute the Board (the "Incumbent Directors") cease for any reason (including without limitation, as a result of a tender offer, proxy contest, merger or similar transaction) to constitute at least a majority thereof, provided that any person becoming a director of the company subsequent to the effective date shall be considered an Incumbent Director if such person's election or nomination for election was approved by a vote of at least 50 percent of the Incumbent Directors; but provided further, that any such person whose initial assumption of office is in connection with an actual or threatened proxy contest relating to the election of members of the Board or other actual or threatened solicitation of proxies or consents by or on behalf of a "person" (as defined in Section 13(d) and 14(d) of the Securities Exchange Act) other than the Board, including by reason of agreement intended to avoid or settle any such actual or threatened contest or solicitation, shall not be considered an Incumbent Director;

2010 Annual General Meeting Proxy Statement            45

        (3)   consummation of a reorganization, merger or consolidation or sale or other disposition of at least 80 percent of the assets of the company (a "Business Combination"), in each case, unless, following such Business Combination, all or substantially all of the individuals and entities who were the beneficial owners of outstanding voting securities of the company immediately prior to such Business Combination beneficially own directly or indirectly more than 50 percent of the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the company resulting from such Business Combination (including, without limitation, a company which, as a result of such transaction, owns the company or all or substantially all of the company's assets either directly or through one or more subsidiary companies (wherever incorporated) of the company) in substantially the same proportions as their ownership, immediately prior to such Business Combination, of the outstanding voting securities of the company; or

        (4)   approval by the stockholders of the company of a complete liquidation or dissolution of the Company.

•
"Change in Control Termination" means a participant's Involuntary Termination or Good Reason Resignation that occurs during the period beginning 60 days prior to the date of a Change in Control and ending two years after the date of such Change in Control.

        No named executive officer is entitled to a payment in connection with an Involuntary Termination for Cause.

Executive Benefits and Payments Upon Termination	Retirement(8)	Total Permanent Disability or Death	Involuntary Termination— Not For Cause	Involuntary Termination— Change in Control
Thomas J. Lynch
Compensation
Severance(1)			$3,800,000	$5,700,000
Short-Term Incentive(2)			$950,000	$950,000
Long-Term Incentives
• Stock Options (Unvested and Accelerated or Continued Vesting)(3)	$0	$6,561,200		$6,561,200
• Restricted Stock Units (Unvested and Accelerated or Continued Vesting)(3)	$2,441,330	$4,641,021		$4,641,021
Benefits and Perquisites(4)
Health and Welfare Benefits Continuation(5)			$22,500	$33,700
Outplacement(6)				$26,000
Terrence R. Curtin
Compensation
Severance(1)			$1,327,922	$1,770,563
Short-Term Incentive(2)			$379,406	$379,406
Long-Term Incentives
• Stock Options (Unvested and Accelerated or Continued Vesting)(3)	$0	$1,654,933		$1,654,933
• Restricted Stock Units (Unvested and Accelerated or Continued Vesting)(3)	$510,397	$1,035,617		$1,035,617
Benefits and Perquisites(4)
Health and Welfare Benefits Continuation(5)			$16,900	$22,500
Outplacement(6)				$9,300

46            2010 Annual General Meeting Proxy Statement

Executive Benefits and Payments Upon Termination	Retirement(8)	Total Permanent Disability or Death	Involuntary Termination— Not For Cause	Involuntary Termination— Change in Control
Robert A. Scott
Compensation
Severance(1)			$1,378,125	$1,837,500
Short-Term Incentive(2)			$393,750	$393,750
Long-Term Incentives
• Stock Options (Unvested and Accelerated or Continued Vesting)(3)	$0	$1,654,933		$1,654,933
• Restricted Stock Units (Unvested and Accelerated or Continued Vesting)(3)	$488,311	$1,013,531		$1,013,531
Benefits and Perquisites(4)
Health and Welfare Benefits Continuation(5)			$16,900	$22,500
Outplacement(6)				$9,300
Minoru Okamoto
Compensation
Severance(1)			$190,846	$190,846
Short-Term Incentive
Long-Term Incentives
• Stock Options (Unvested and Accelerated or Continued Vesting)(3)	$0	$1,344,818		$1,344,818
• Restricted Stock Units (Unvested and Accelerated or Continued Vesting)(3)	$374,564	$801,286		$801,286
Benefits and Perquisites(4)
Health and Welfare Benefits Continuation(5)
Outplacement(6)
Pension Value(7)			$0	$0
Alan C. Clarke
Compensation
Severance(1)			$272,809	$272,809
Short-Term Incentive
Long-Term Incentives
• Stock Options (Unvested and Accelerated or Continued Vesting)(3)	$0	$1,241,305		$1,241,305
• Restricted Stock Units (Unvested and Accelerated or Continued Vesting)(3)	$480,009	$874,042		$874,042
Benefits and Perquisites(4)
Health and Welfare Benefits Continuation(5)
Outplacement(6)

(1)
Severance is calculated as follows under Involuntary Termination—Not for Cause for U.S.-based executives: Mr. Lynch—two times base salary plus two times target bonus, Messrs. Curtin and Scott—one and one-half times base salary plus one and one-half times target bonus; and as follows under Involuntary Termination—Change in Control for U.S.-based executives: Mr. Lynch—three times base salary plus three times target bonus, Messrs. Curtin and Scott—two times base salary plus two times target bonus. If the "parachute payment" (severance plus value of accelerated equity) is greater than three times the average W-2 reported compensation for the preceding five years, then an "excise tax" is imposed on the portion of the parachute payment that exceeds the average W-2 reported compensation for the preceding years. In this case, the participant will

2010 Annual General Meeting Proxy Statement            47

  receive the greater of (i) payment of the full benefits provided under the CIC Plan and imposition of all taxes, including any applicable excise taxes under Internal Revenue Code Section 280G, or (ii) payment of the benefits capped at the Section 280G limit with no excise tax imposed. Under the CIC Plan, benefits payable thereunder will not be grossed up for the imposition of Internal Revenue Code Section 280G or any other taxes. Mr. Okamoto and Mr. Clarke are not covered by the Severance Plan or CIC Plan; the termination benefits payable are based on local requirements. Based on our understanding of Japanese law, Mr. Okamoto would be entitled to receive his normal compensation (base salary and allowance) for the remaining term of his service contract. On September 25, 2009, Mr. Okamoto had three months remaining in his then-current directorship. Mr. Clarke is entitled to a redundancy payment based on local statutory requirements, three weeks of base salary per every year of service as well as a notice pay amount. The total maximum redundancy payment cannot exceed 104 weeks' salary and the notice pay amount cannot exceed twelve weeks' salary. Mr. Clarke currently has 28 years of service with the company; however, only nine years of service are included in the calculation because of the lump sum settlement Mr. Clarke received in 2000 related to the acquisition of Raychem by Tyco International in 1999.

(2)
Assumes the effective date of termination is September 25, 2009 and that the pro rata payment under the 2009 AIP is equal to 12/12ths of the target award.

(3)
Assumes the effective date of termination is September 25, 2009 and the price per Tyco Electronics common share on the date of termination equals $22.56. Under Involuntary Termination—Change in Control, all outstanding stock options that are vested and exercisable as of the termination date, as well as the options that vest as a result of the acceleration, will be exercisable for the greater of the period specified in the option agreement or twelve months from the termination date. In no event, however, will an option be exercisable beyond its original expiration date. Amounts disclosed for stock options only reflect options that are in-the-money as of September 25, 2009. Restricted stock units and options granted on November 17, 2008 and November 18, 2008 will be forfeited if the retirement date is prior to the achievement of the grants' one year anniversary date. However, the one-year employment requirement is not applicable in the case of death or permanent disability.

(4)
Payments associated with benefits and perquisites are limited to the items listed. No other benefits or perquisite continuation occurs under the termination scenarios listed.

(5)
Health and welfare benefits continuation is calculated as follows under Involuntary Termination—Not for Cause: Mr. Lynch—24 months, Messrs. Curtin and Scott—18 months; and as follows under Involuntary Termination—Change in Control: Mr. Lynch—36 months, Messrs. Curtin and Scott—24 months. Annual amount is an approximation. In the event that provision of any of the benefits would adversely affect the tax status of the applicable plan or benefits, the company, in its sole discretion, may elect to pay to the participant cash in lieu of such coverage in an amount equal to the company's premium or average cost of providing such coverage.

(6)
Outplacement is calculated as the cost of services for the participant for a period of twelve months from the participant's termination date under Involuntary Termination—Change in Control. The company offers twelve month coverage totaling $26,000 for the Chief Executive Officer and provides $9,300 for executives under the executive program for outplacement services. The company has the right and sole discretion to pay outplacement services under Involuntary Termination—Not for Cause, but is not required to provide such benefits.

(7)
Mr. Okamoto has termination provisions within his pension plan. In the event of an involuntary termination or change in control (termination before attainment of age 60), he will receive an enhanced pension benefit. The amount shown in the table is the value of the enhancement. There is no longer any additional enhancement as Mr. Okamoto attained age 60 during the fiscal year.

(8)
Mr. Okamoto is entitled to the payments listed in the table in connection with a voluntary termination for retirement, as he was the only one to attain retirement age in the fiscal year.

Assumes that all performance based units that were converted to time based awards at separation will have fully vested prior to any officer's retirement and that as a result no awards will be forfeited.

48            2010 Annual General Meeting Proxy Statement

COMPENSATION OF NON-EMPLOYEE DIRECTORS

        Fiscal 2009 compensation of each director who is not a salaried employee of the company or its subsidiaries was set at $200,000 per annum, payable $80,000 in cash and $120,000 in Tyco Electronics Ltd. deferred stock units ("DSUs"). The chair of the Audit Committee received an additional $25,000 cash retainer and the chairs of the Management Development and Compensation Committee and Nominating, Governance and Compliance Committee received an additional $15,000 cash retainer. The chairman of the Board received an additional $100,000 cash retainer. Audit Committee members, including the chair, each received an additional $10,000 in cash compensation. Directors who are employees of the company or its subsidiaries do not receive any compensation for their services as directors.

        Each DSU vested immediately upon grant, and will be paid in common shares within 30 days following a non-employee director's termination (subject to the previously-existing option of deferring the payout as described below). Dividend equivalents or additional DSUs are credited to a non-employee director's DSU account when dividends or capital reduction distributions are paid on our common shares.

        Through December 31, 2008, the company maintained the Tyco Electronics Director Deferred Compensation Plan, under which each non-employee director had the opportunity to make an election to defer some or all of his or her cash remuneration through that period. Non-employee directors also had the opportunity to elect to defer payout of their DSUs to a date later than termination. Each non-employee director had the opportunity to receive a distribution of the amounts credited to his or her deferred compensation account either in a lump sum cash payment or in installments not to exceed ten years with payment made (or commencing) at termination of service or at a fixed date selected by the non-employee director. Two non-employee directors elected to defer their compensation through December 31, 2008. As a result of recent U.S. tax law changes, no deferral elections were permitted after December 31, 2008.

        Commencing in fiscal year 2010, each non-employee director will receive the equity component of their compensation in the form of common shares of Tyco Electronics Ltd., with the exception of Dr. Gromer. The issuance of common shares in lieu of DSUs in the compensation program is due to recent U.S. tax law changes. (Under the new tax law, our directors can no longer defer any portion of their compensation, including DSUs, and therefore, U.S. directors will be issued common shares (which will be immediately taxable) in lieu of DSUs. Because Dr. Gromer is a German citizen, he will continue to receive his equity compensation in the form of DSUs.

        Additionally, for fiscal year 2010, the basic director fee was increased to $215,000 (with the additional $15,000 to be added to the director's equity compensation) and the retainer fee for the chairman of the Board was increased to $130,000 (with the additional $30,000 to be added to the chairman's equity compensation). All other elements of non-employee directors' compensation will remain the same for fiscal year 2010.

        The company reimburses its Board members for expenses incurred in attending Board and committee meetings or performing other services for the company in their capacities as directors. Such expenses include food, lodging and transportation.

        Tyco Electronics and Dr. Gromer had entered into a Consulting Agreement on January 15, 2008, under which Dr. Gromer received a set monthly consulting fee of EUR 11,340 ($14,997, using a three-month average for October—December 2008, when payments were received, of the monthly USD:EUR income statement foreign currency translation rates of $1.32248:1). The agreement with Dr. Gromer ended on December 31, 2008.

2010 Annual General Meeting Proxy Statement            49

        The following table discloses the cash and equity awards paid to each of the company's non-management directors during the fiscal year ended September 25, 2009.

Name (a)	Fees Earned or Paid in Cash(1) ($) (b)	Stock Awards(2) ($) (c)	All Other Compensation ($) (g)		Total ($) (h)
Pierre R. Brondeau	$90,000	$82,555	—		$172,555
Ram Charan	$80,000	$82,555	—		$162,555
Juergen W. Gromer	$80,000	$82,555	—		$162,555
Robert M. Hernandez	$80,000	$82,555	—		$162,555
Daniel J. Phelan	$80,000	$82,555	$4,500	(3)	$167,055
Frederic M. Poses	$195,000	$82,555	—		$277,555
Lawrence S. Smith	$111,875	$82,555	—		$194,430
Paula A. Sneed	$87,500	$82,555	$4,900	(3)	$174,955
David P. Steiner	$95,000	$82,555	—		$177,555
John C. Van Scoter(4)	$66,667	$90,833	9,775	(3)	$167,275
Sandra S. Wijnberg(5)	$76,250	—	—		$76,250

(1)
The amounts shown in column (b) represent the amount of cash compensation earned in fiscal 2009 for Board and committee services. Mr. Poses received additional fees for his work as the Board chair and as the chair of the Management Development and Compensation Committee. Mr. Steiner and Ms. Wijnberg each received additional fees for their roles as chair of the Nominating, Governance and Compliance Committee and the Audit Committee, respectively. Mr. Brondeau and Mr. Smith each received for the full year the additional Audit Committee cash retainer for serving on the committee, while Ms. Wijnberg received a pro-rated amount for her time while serving on the committee. Upon Ms. Wijnberg's departure, Ms. Sneed, who joined the Audit Committee in the beginning of January 2009, started to receive the additional Audit Committee cash retainer. After Ms. Wijnberg's departure, Mr. Smith took over the role as Audit Committee chair. Mr. Smith received half of the chair fee in the first quarter as a result of transitioning into the role and starting in the second quarter began to receive the full chair fee. Ms. Wijnberg was awarded a one time special retainer payment of $40,000 for her work on the Board during fiscal year 2009, as she did not receive the fiscal year 2009 DSU award. Mr. Van Scoter's cash compensation was pro-rated for fiscal 2009 for the time he served as a non-employee director after joining the Board. The amount in the table reflects the USD equivalent for fees earned as Dr. Gromer is paid in euros.

(2)
On November 18, 2008, each director (other than Ms. Wijnberg) received a grant of 5,670 DSUs. In determining the number of DSUs to be issued, the Company used the average daily closing price in the month preceding grant ($21.18 per share), the same methodology used to determine employee equity awards. The grant date fair value of these DSUs, as shown above, was calculated by using the closing price of the common shares on the date of grant ($14.56 per share). At the next Board meeting following Mr. Van Scoter's appointment to the Board of Directors, Mr. Van Scoter also received a grant of 5,670 DSUs. The grant date fair value of these DSUs was $16.02 per share, calculated by using the closing price of the common shares on the date of grant. The DSUs vested immediately and non-employee directors receive dividend equivalents in connection with these awards. The amounts shown in column (c) represent the compensation costs of DSUs for financial reporting purposes for the 2009 fiscal year under ASC 718, rather than an amount paid to or realized by the non-employee director. See Note 23 in the 10-K for the assumptions made in determining ASC 718 values. The fair value of DSUs has been determined based on the market value on the grant date. There can be no assurance that the ASC 718 amount will ever be realized.

50            2010 Annual General Meeting Proxy Statement

  As of fiscal 2009 year-end, the aggregate number of DSUs outstanding for each non-employee director was as follows: Dr. Brondeau—10,876; Dr. Charan—10,876; Dr. Gromer—10,836; Mr. Hernandez—10,876; Mr. Phelan—10,876; Mr. Poses—12,191; Mr. Smith—14,555; Ms. Sneed—13,351; Mr. Steiner—10,876; Mr. Van Scoter—5,825.

(3)
Amounts shown represent amounts reimbursed to Mr. Phelan, Ms. Sneed and Mr. Van Scoter for expenses incurred by them in attending continuing education courses. Tyco Electronics Board Governance Principles encourage directors to attend certain continuing education courses that are related to their duties as directors, and provide that Tyco Electronics will reimburse the costs associated with attending one educational course every two years.

(4)
Mr. Van Scoter joined the Board effective December 1, 2008.

(5)
Ms. Wijnberg left the Board effective January 31, 2009.

Charitable Contributions

        Our board governance principles require that the Board approve all charitable donations by Tyco Electronics to organizations associated with a director. The amount of any such donation is limited to an amount that is less than one percent of that organization's annual charitable receipts and is less than one percent of Tyco Electronics' annual charitable contributions.

        Any matching donation by Tyco Electronics to organizations associated with a director is limited to an amount that is no greater than the amount contributed by the director and is required to be made in a manner consistent with Tyco Electronics' employee matching gift program.

2010 Annual General Meeting Proxy Statement            51

AGENDA ITEM NO. 2—APPROVAL OF ANNUAL REPORT AND FINANCIAL STATEMENTS
FOR THE FISCAL YEAR ENDED SEPTEMBER 25, 2009

Agenda Item No. 2.1    Approval of the 2009 Annual Report of Tyco Electronics Ltd. (excluding the statutory financial statements for the period ended September 25, 2009 and the consolidated financial statements for the fiscal year ended September 25, 2009)

Agenda Item

        Our Board of Directors proposes that the 2009 Annual Report of Tyco Electronics Ltd. (excluding the statutory financial statements for the period ended September 25, 2009 and the consolidated financial statements for the fiscal year ended September 25, 2009) be approved.

Explanation

        Our 2009 Annual Report, which accompanies this proxy statement, includes the statutory financial statements of Tyco Electronics Ltd. (which do not consolidate the results of operations for our subsidiaries) for the period ended September 25, 2009 and the Tyco Electronics Ltd. consolidated financial statements for the fiscal year ended September 25, 2009 and contains the reports of our Swiss registered auditor and our independent registered public accounting firm, as well as information on our business, organization and strategy. Copies of our 2009 Annual Report and this proxy statement are available on the Internet at http://www.tycoelectronics.com.

        Under Swiss law, certain portions of our annual report must be submitted to shareholders for approval or disapproval at each annual general meeting. This agenda item must be submitted to shareholders for approval or disapproval in addition to the statutory financial statements and the consolidated financial statements, which are presented separately for approval as Agenda Items No. 2.2 and No. 2.3, respectively.

        In the event of a negative vote on this agenda item by shareholders, the Board of Directors will call an extraordinary general meeting of shareholders for re-consideration of this agenda item by shareholders.

Vote Requirement to Approve Agenda Item

        The approval of a majority of our shares present and voting at the meeting, whether in person or by proxy, is required for approval of Agenda Item No. 2.1.

Recommendation

        The Board of Directors recommends a vote "FOR" approval of Agenda Item No. 2.1.    Proxies will be so voted unless shareholders specify otherwise in their proxies.

Agenda Item No. 2.2    Approval of the statutory financial statements of Tyco Electronics Ltd. for the period ended September 25, 2009

Agenda Item

        Our Board of Directors proposes that the statutory financial statements of Tyco Electronics Ltd. for the period ended September 25, 2009 be approved.

Explanation

        Tyco Electronics Ltd.'s statutory financial statements for the period ended September 25, 2009 are contained in our 2009 Annual Report, which accompanies this proxy statement. Our 2009 Annual

52            2010 Annual General Meeting Proxy Statement

Report also contains the report of our Swiss registered auditor with respect to the statutory financial statements of Tyco Electronics Ltd.

        Under Swiss law, our statutory financial statements must be submitted to shareholders for approval or disapproval at each annual general meeting.

        In the event of a negative vote on this agenda item by shareholders, the Board of Directors will call an extraordinary general meeting of shareholders for re-consideration of this agenda item by shareholders.

        Deloitte AG, Zurich, Switzerland, as our Swiss registered auditor, has issued an unqualified recommendation to the Annual General Meeting that the statutory financial statements of Tyco Electronics Ltd. for the period ended September 25, 2009 be approved. As our Swiss registered auditor, Deloitte AG has expressed its opinion that the statutory financial statements for the period ended September 25, 2009 comply with Swiss law and our Articles of Association and has reported on other legal requirements. Representatives of Deloitte AG will attend the Annual General Meeting and will have an opportunity to make a statement if they wish. They will also be available to answer appropriate questions at the meeting.

Vote Requirement to Approve Agenda Item

        The approval of a majority of our shares present and voting at the meeting, whether in person or by proxy, is required for approval of Agenda Item No. 2.2.

Recommendation

        The Board of Directors recommends a vote "FOR" approval of Agenda Item No. 2.2.    Proxies will be so voted unless shareholders specify otherwise in their proxies.

Agenda Item No. 2.3    Approval of the consolidated financial statements of Tyco Electronics Ltd. for the fiscal year ended September 25, 2009

Agenda Item

        Our Board of Directors proposes that the consolidated financial statements of Tyco Electronics Ltd. for the fiscal year ended September 25, 2009 be approved.

Explanation

        Our consolidated financial statements for the fiscal year ended September 25, 2009 are contained in our 2009 Annual Report, which accompanies this proxy statement. Our 2009 Annual Report also contains the report of our Swiss registered auditor with respect to the consolidated financial statements.

        Under Swiss law, our consolidated financial statements must be submitted to shareholders for approval or disapproval at each annual general meeting.

        In the event of a negative vote on this agenda item by shareholders, the Board of Directors will call an extraordinary general meeting of shareholders for re-consideration of this agenda item by shareholders.

        Deloitte AG, Zurich, Switzerland, as our Swiss registered auditor, has issued an unqualified recommendation to the Annual General Meeting that the consolidated financial statements of Tyco Electronics Ltd. for the fiscal year ended September 25, 2009 be approved. As our Swiss registered auditor, Deloitte AG has expressed its opinion that the consolidated financial statements present fairly, in all material respects, the financial position, the results of operations and the cash flows of Tyco Electronics in accordance with accounting principles generally accepted in the United States of

2010 Annual General Meeting Proxy Statement            53

America (US GAAP) and comply with Swiss law and has reported on other legal requirements. Representatives of Deloitte AG will attend the Annual General Meeting and will have an opportunity to make a statement if they wish. They will also be available to answer appropriate questions at the meeting.

Vote Requirement to Approve Agenda Item

        The approval of a majority of our shares present and voting at the meeting, whether in person or by proxy, is required for approval of Agenda Item No. 2.3.

Recommendation

        The Board of Directors recommends a vote "FOR" approval of Agenda Item No. 2.3. Proxies will be so voted unless shareholders specify otherwise in their proxies.

54            2010 Annual General Meeting Proxy Statement

AGENDA ITEM NO. 3—APPROVAL OF A DISTRIBUTION TO
SHAREHOLDERS IN THE FORM OF A CAPITAL REDUCTION

        By resolutions adopted on November 17, 2009, our Board of Directors declared it advisable to make a distribution to shareholders in the form of a capital reduction in a Swiss franc amount equal to US$ 0.64 per issued share (including treasury shares) to be calculated as described in the resolution below, such distribution to be paid in four equal quarterly installments of US$ 0.16 each, starting with the third fiscal quarter of 2010 and ending in the second fiscal quarter of 2011.

        Our Board of Directors directed that approval of this distribution in the form of a reduction of registered share capital be submitted for consideration by our shareholders at the Annual General Meeting.

Background

        Under Swiss law, we are required to obtain shareholder approval before paying any dividends or distributions. To that end, you are being asked to vote on a distribution to shareholders in the form of a capital reduction. This is essentially the same as a dividend, but is being structured as a capital reduction (that is, a reduction in the par value of our shares) so that the distribution can be made to you free of Swiss withholding tax.

        We are seeking your approval of a capital reduction of no more than a Swiss franc amount per share to be determined as discussed below, which will be paid in four equal quarterly installments of US$ 0.16 per share (the "Distribution"), in accordance with the exchange ratio of Swiss francs ("CHF") per one US dollar ("USD") as published on the website of the Swiss National Bank two business days prior to the date of the Annual General Meeting (the ratio being the "Rate").

        To determine the CHF amount of the capital reduction, we will (1) multiply US$ 0.64 by the Rate, (2) round the resulting CHF amount up to the nearest 0.04 multiple of a Swiss franc (the "Capital Reduction") and (3) divide the Capital Reduction by four, which result we refer to as the "Installment." To convert the Capital Reduction to the USD amount that you will receive in four equal quarterly installments, each Installment will be converted from Swiss francs to US dollars by (1) dividing the Installment by the Rate, and (2) rounding this result down to the nearest US$ 0.01. The first payment of the Capital Reduction ($ 0.16 in USD) is expected to be made during the quarterly period ending June 25, 2010 (the third fiscal quarter of 2010) or as soon as possible thereafter after registration of the first partial Capital Reduction in the competent Swiss commercial register. The second payment of the Capital Reduction ($ 0.16 in USD) is expected to be made during the quarterly period ending September 24, 2010 (the fourth fiscal quarter of 2010) or as soon as possible thereafter after registration of the second partial Capital Reduction in the competent Swiss commercial register. The third payment of the Capital Reduction ($ 0.16 in USD) is expected to be made during the quarterly period ending December 24, 2010 (the first fiscal quarter of 2011) or as soon as possible thereafter after registration of the third partial Capital Reduction in the competent Swiss commercial register. The fourth payment of the Capital Reduction ($ 0.16 in USD) is expected to be made during the quarterly period ending March 25, 2011 (the second fiscal quarter of 2011) or as soon as possible thereafter after registration of the fourth partial Capital Reduction in the competent Swiss commercial register.

        If the Capital Reduction is approved by shareholders at the Annual General Meeting, in accordance with the resolution below, the par value of shares issued out of conditional share capital or authorized share capital between the date of approval and registration of the first partial Capital Reduction, which will have been issued at a par value equal to CHF 2.09, will be reduced by the amount equal to one Installment per partial Capital Reduction upon registration of the first, second, third and fourth partial Capital Reductions. The par value of shares issued out of conditional share capital or authorized share capital between registration of the first partial Capital Reduction and registration of the second partial Capital Reduction, which will have been issued at a par value equal to

2010 Annual General Meeting Proxy Statement            55

CHF 2.09 minus the amount equal to one Installment, will be reduced by the amount equal to one Installment per partial Capital Reduction upon registration of the second, third and fourth partial Capital Reductions. The par value of shares issued out of conditional share capital or authorized share capital between registration of the second partial Capital Reduction and registration of the third partial Capital Reduction, which will have been issued at a par value equal to CHF 2.09 minus the amount equal to two Installments, will be reduced by the amount equal to one Installment per partial Capital Reduction upon registration of the third and fourth partial Capital Reductions. The par value of shares issued out of conditional share capital or authorized share capital between registration of the third partial Capital Reduction and registration of the fourth partial Capital Reduction, which will have been issued at a par value equal to CHF 2.09 minus the amount equal to three Installments, will be reduced by the amount equal to one Installment upon registration of the fourth partial Capital Reduction.

        It is a condition to each partial Capital Reduction that PricewaterhouseCoopers AG, the Company's special auditor, deliver a report in accordance with art. 732 of the Swiss Code of Obligations, confirming that the receivables of the creditors of Tyco Electronics will be fully covered by assets after giving effect to that partial Capital Reduction. The special auditor report relating to the first partial Capital Reduction will be available at the meeting. The special auditor report in relation to the second, third and fourth partial Capital Reductions will be available at the time of the second, third and fourth partial Capital Reductions, respectively.

        No other modifications will be made to the registered shares of Tyco Electronics. Appraisal rights are not available to shareholders who vote against the capital reduction agenda item.

Text of the Shareholder Resolution

        The blank numbers in the following resolution will be completed based upon the amount recommended by the Board of Directors, our actual registered share capital at the date of the Annual General Meeting (taking into account the second installment of the capital reduction of CHF 0.17 per share approved by shareholders on October 8, 2009) and the Rate. Immediately following the resolution, we have provided an illustrative example of the text of the resolution based on assumptions as to the number of registered shares and the Rate.

        The Shareholder Resolution approving the foregoing is as follows:

  IT IS RESOLVED, that based on a special auditor report dated [date of Annual General Meeting], 2010 in accordance with art. 732 para. 2 of the Swiss Code of Obligations (the "Swiss Code"), which is at hand, provided by PricewaterhouseCoopers AG, Zürich, Switzerland, as state supervised auditing enterprise present at the shareholders' meeting:

        1.     the registered share capital of Tyco Electronics Ltd. in the aggregate amount of Swiss francs ("CHF") 978,570,549.66 shall be reduced by the amount of CHF [    •    ];

        2.     it is acknowledged and recorded that according to the report of the auditor dated [date of Annual General Meeting], 2010 it is confirmed that the receivables of the creditors of Tyco Electronics Ltd. are fully covered by assets after giving effect to the capital reduction;

        3.     the capital reduction shall be accomplished as follows:

            (i)  by reducing the par value per share in four steps, i.e., (1) from CHF 2.09 by CHF [    •    ] to CHF [    •    ] to be submitted for registration to the commercial register in the third fiscal quarter 2010 (which ends on June 25, 2010), (2) from CHF [    •    ] by CHF [    •    ] to CHF [    •    ] to be submitted for registration to the commercial register in the fourth fiscal quarter 2010 (which ends on September 24, 2010), (3) from CHF [    •    ] by CHF [    •    ] to CHF [    •    ] to be submitted for registration to the commercial register in the first fiscal quarter 2011 (which ends on December 24, 2010), and (4) from CHF [    •    ] by CHF [    •    ] to CHF [    •    ] to be submitted for registration to the commercial register in the second fiscal quarter 2011 (which ends on March 25, 2011);

56            2010 Annual General Meeting Proxy Statement

           (ii)  by repayment to the shareholders of the respective partial reduction amount in US dollars ("USD") equal to the USD equivalent (rounded down to the next $0.01) of CHF [    •    ] per share, determined by dividing the CHF per share amount by the CHF per one USD exchange ratio of [    •    ] (being the CHF per one USD currency exchange ratio as published by the Swiss National Bank two business days prior to the date of the Annual General Meeting), and rounding the result down to the nearest US$ 0.01 (or [    •    ]), in four installments in each of June 2010, September 2010, December 2010 and March 2011 (or, in each case, as soon as possible after the respective registration); the USD equivalent repayment obligation of Tyco Electronics Ltd. shall be hedged by a hedging arrangement such that the payment in USD will at no point in time exceed in value the capital reduction amount in CHF as resolved by this resolution irrespective of the development of the CHF to one USD exchange rate;

          (iii)  an updated report in accordance with article 732 para. 2 of the Swiss Code by the state supervised auditing enterprise shall be prepared for the second partial reduction from CHF [    •    ] by CHF [    •    ] to CHF [    •    ] in the fourth fiscal quarter 2010;

          (iv)  an updated report in accordance with article 732 para. 2 of the Swiss Code by the state supervised auditing enterprise shall be prepared for the third partial reduction from CHF [    •    ] by CHF [    •    ] to CHF [    •    ] in the first fiscal quarter 2011; and

           (v)  an updated report in accordance with article 732 para. 2 of the Swiss Code by the state supervised auditing enterprise shall be prepared for the fourth partial reduction from CHF [    •    ] by CHF [    •    ] to CHF [    •    ] in the second fiscal quarter 2011.

        4.     the aggregate reduction amount pursuant to Section 1 shall be increased by par value reductions on shares, if any, issued from authorized share capital and conditional share capital after the general meeting until registration of the reduction in the commercial register.

        5.     the shareholders' meeting resolves that the articles of association of Tyco Electronics Ltd. shall be adapted as follows:

        5.1   First partial reduction to be submitted for registration in the third fiscal quarter 2010:

        Provided that

            (i)  the resolution to reduce the share capital was published three times in the Swiss Official Gazette of Commerce (SHAB) and in the manner provided for by the articles of association and the creditors were thereby notified that they could request either satisfaction or security by filing their claims within two months calculated from the last publication in the Swiss Official Gazette of Commerce;

           (ii)  the time period set for the creditors has expired and all creditors who have filed claims have been satisfied or secured; and

          (iii)  a public deed of compliance is established;

  the meeting of shareholders resolves to amend article 4, article 5, paragraph 1 and article 6, paragraph 1 (not including (a) and (b)) of the articles of association per the date of registration in the commercial register of the first partial capital reduction submitted for registration in the third fiscal quarter 2010 as follows:

    "Art. 4

    Share Capital

            1 The Company's share capital is CHF [    •    ]. It is divided into [    •    ] registered shares with a par value of CHF [    •    ] per share.

            2 The share capital is fully paid up."

2010 Annual General Meeting Proxy Statement            57

    "Art. 5

    Authorized Capital

            1 The Board of Directors is authorized to increase the share capital at any time until 22 June 2011 by an amount not exceeding CHF [    •    ] through the issuance of up to [    •    ] fully paid up registered shares with a par value of CHF [    •    ] each."

    "Art. 6

    Conditional Share Capital

            1 The share capital of the Company shall be increased by an amount not exceeding CHF [    •    ] through the issue of a maximum of [    •    ] registered shares, payable in full, each with a par value of CHF [    •    ][rest of paragraph unchanged]"

        5.2   Second partial reduction to be submitted for registration in the fourth fiscal quarter 2010:

        Provided that

            (i)  the first partial capital reduction for the third fiscal quarter 2010 has been effected in accordance with this resolution and entered into the commercial register;

           (ii)  the resolution to reduce the share capital was published three times in the Swiss Official Gazette of Commerce (SHAB) and in the manner provided for by the articles of association before the second partial capital reduction and the creditors were thereby notified that they could request either satisfaction or security by filing their claims within two months calculated from the last publication in the Swiss Official Gazette of Commerce;

          (iii)  the time period set for the creditors in view of the second partial capital reduction has expired and all creditors who have filed claims have been satisfied or secured;

          (iv)  a public deed of compliance is established with respect to the second partial capital reduction; and

           (v)  a special auditor report in accordance with art. 732 para. 2 of the Swiss Code, which report is up-to-date at the time of the second partial capital reduction, is available confirming that the receivables of the creditors of Tyco Electronics Ltd. are fully covered by assets after giving effect to the second partial capital reduction;

  the meeting of shareholders resolves to amend article 4, article 5, paragraph 1 and article 6, paragraph 1 (not including (a) and (b)) of the articles of association per the date of registration in the commercial register of the second partial capital reduction submitted for registration in the fourth fiscal quarter 2010 as follows:

    "Art. 4

    Share Capital

            1 The Company's share capital is CHF [    •    ]. It is divided into [    •    ] registered shares with a par value of CHF [    •    ] per share.

            2 The share capital is fully paid up."

    "Art. 5

    Authorized Capital

            1 The Board of Directors is authorized to increase the share capital at any time until 22 June 2011 by an amount not exceeding CHF [    •    ] through the issuance of up to [    •    ] fully paid up registered shares with a par value of CHF [    •    ] each."

58            2010 Annual General Meeting Proxy Statement

    "Art. 6

    Conditional Share Capital

            1 The share capital of the Company shall be increased by an amount not exceeding CHF [    •    ] through the issue of a maximum of [    •    ] registered shares, payable in full, each with a par value of CHF [    •    ][rest of paragraph unchanged]"

        5.3   Third partial reduction to be submitted for registration in the first fiscal quarter 2011:

        Provided that

            (i)  the first partial capital reduction for the third fiscal quarter 2010 and the second partial capital reduction for the fourth fiscal quarter 2010 have been effected in accordance with this resolution and entered into the commercial register;

           (ii)  the resolution to reduce the share capital was published three times in the Swiss Official Gazette of Commerce (SHAB) and in the manner provided for by the articles of association before the third partial capital reduction and the creditors were thereby notified that they could request either satisfaction or security by filing their claims within two months calculated from the last publication in the Swiss Official Gazette of Commerce;

          (iii)  the time period set for the creditors in view of the third partial capital reduction has expired and all creditors who have filed claims have been satisfied or secured;

          (iv)  a public deed of compliance is established with respect to the third partial capital reduction; and

           (v)  a special auditor report in accordance with art. 732 para. 2 of the Swiss Code, which report is up-to-date at the time of the third partial capital reduction, is available confirming that the receivables of the creditors of Tyco Electronics Ltd. are fully covered by assets after giving effect to the third partial capital reduction;

  the meeting of shareholders resolves to amend article 4, article 5, paragraph 1 and article 6, paragraph 1 (not including (a) and (b)) of the articles of association per the date of registration in the commercial register of the third partial capital reduction submitted for registration in the first fiscal quarter 2011 as follows:

    "Art. 4

    Share Capital

            1 The Company's share capital is CHF [    •    ]. It is divided into [    •    ] registered shares with a par value of CHF [    •    ] per share.

            2 The share capital is fully paid up."

    "Art. 5

    Authorized Capital

            1 The Board of Directors is authorized to increase the share capital at any time until 22 June 2011 by an amount not exceeding CHF [    •    ] through the issuance of up to [    •    ] fully paid up registered shares with a par value of CHF [    •    ] each."

    "Art. 6

    Conditional Share Capital

            1 The share capital of the Company shall be increased by an amount not exceeding CHF [    •    ] through the issue of a maximum of [    •    ] registered shares, payable in full, each with a par value of CHF [    •    ][rest of paragraph unchanged]"

2010 Annual General Meeting Proxy Statement            59

        5.4   Fourth partial reduction to be submitted for registration in the second fiscal quarter 2011:

        Provided that

            (i)  the first partial capital reduction for the third fiscal quarter 2010, the second partial capital reduction for the fourth fiscal quarter 2010 and the third partial capital reduction for the first fiscal quarter 2011 have been effected in accordance with this resolution and entered into the commercial register;

           (ii)  the resolution to reduce the share capital was published three times in the Swiss Official Gazette of Commerce (SHAB) and in the manner provided for by the articles of association before the fourth partial capital reduction and the creditors were thereby notified that they could request either satisfaction or security by filing their claims within two months calculated from the last publication in the Swiss Official Gazette of Commerce;

          (iii)  the time period set for the creditors in view of the fourth partial capital reduction has expired and all creditors who have filed claims have been satisfied or secured;

          (iv)  a public deed of compliance is established with respect to the fourth partial capital reduction; and

           (v)  a special auditor report in accordance with art. 732 para. 2 of the Swiss Code, which report is up-to-date at the time of the fourth partial capital reduction, is available confirming that the receivables of the creditors of Tyco Electronics Ltd. are fully covered by assets after giving effect to the fourth partial capital reduction;

  the meeting of shareholders resolves to amend article 4, article 5, paragraph 1 and article 6, paragraph 1 (not including (a) and (b)) of the articles of association per the date of registration in the commercial register of the fourth partial capital reduction submitted for registration in the second fiscal quarter 2011 as follows:

    "Art. 4

    Share Capital

            1 The Company's share capital is CHF [    •    ]. It is divided into [    •    ] registered shares with a par value of CHF [    •    ] per share.

            2 The share capital is fully paid up."

    "Art. 5

    Authorized Capital

            1 The Board of Directors is authorized to increase the share capital at any time until 22 June 2011 by an amount not exceeding CHF [    •    ] through the issuance of up to [    •    ] fully paid up registered shares with a par value of CHF [    •    ] each."

    "Art. 6

    Conditional Share Capital

            1 The share capital of the Company shall be increased by an amount not exceeding CHF [    •    ] through the issue of a maximum of [    •    ] registered shares, payable in full, each with a par value of CHF [    •    ][rest of paragraph unchanged]"

        6.     It is the task of the Board of Directors to execute this resolution of the shareholders' meeting and to file the required applications with the Commercial Register of the Canton of Schaffhausen, Switzerland (art. 716a para. 1 point 6 in connection with art. 734 of the Swiss Code). In the event that the special auditor report in accordance with art. 732 of the Swiss Code as prepared for any of the second, third or fourth partial Capital Reductions does not confirm that the receivables of the creditors

60            2010 Annual General Meeting Proxy Statement

of Tyco Electronics Ltd. are fully covered by assets after giving effect to the applicable partial Capital Reduction, the applicable partial Capital Reduction may not be effected.

Illustrative Example of Text of Shareholder Resolution

        Assuming that the number of our issued shares (including treasury shares) at the date of the Annual General Meeting is 468,215,574 and the Rate is 1.0082, the text of the shareholder resolution would be as follows (with illustrative dates and numbers presented in italics):

  IT IS RESOLVED, that based on a special auditor report dated [March 10], 2010 in accordance with art. 732 para. 2 of the Swiss Code of Obligations (the "Swiss Code"), which is at hand, provided by PricewaterhouseCoopers AG, Zürich, Switzerland, as state supervised auditing enterprise present at the shareholders' meeting:

        1.     the registered share capital of Tyco Electronics Ltd. in the aggregate amount of Swiss francs ("CHF") 978,570,549.66 shall be reduced by the amount of CHF [318,386,590.32];

        2.     it is acknowledged and recorded that according to the report of the auditor dated [March 10], 2010 it is confirmed that the receivables of the creditors of Tyco Electronics Ltd. are fully covered by assets after giving effect to the capital reduction;

        3.     the capital reduction shall be accomplished as follows:

            (i)  by reducing the par value per share in four steps, i.e., (1) from CHF 2.09 by CHF [0.17] to CHF [1.92] to be submitted for registration to the commercial register in the third fiscal quarter 2010 (which ends on June 25, 2010), (2) from CHF [1.92] by CHF [0.17] to CHF [1.75] to be submitted for registration to the commercial register in the fourth fiscal quarter 2010 (which ends on September 24, 2010), (3) from CHF [1.75] by CHF [0.17] to CHF [1.58] to be submitted for registration to the commercial register in the first fiscal quarter 2011 (which ends on December 24, 2010), and (4) from CHF [1.58] by CHF [0.17] to CHF [1.41] to be submitted for registration to the commercial register in the second fiscal quarter 2011 (which ends on March 25, 2011);

           (ii)  by repayment to the shareholders of the respective partial reduction amount in US dollars ("USD") equal to the USD equivalent (rounded down to the next $0.01) of CHF [0.17] per share, determined by dividing the CHF per share amount by the CHF per one USD exchange ratio of [1.0082] (being the CHF per one USD currency exchange ratio as published by the Swiss National Bank two business days prior to the date of the Annual General Meeting), and rounding the result down to the nearest US$ 0.01 (or [US$ 0.16]), in four installments in each of June 2010, September 2010, December 2010 and March 2011 (or, in each case, as soon as possible after the respective registration); the USD equivalent repayment obligation of Tyco Electronics Ltd. shall be hedged by a hedging arrangement such that the payment in USD will at no point in time exceed in value the capital reduction amount in CHF as resolved by this resolution irrespective of the development of the CHF to one USD exchange rate;

          (iii)  an updated report in accordance with article 732 para. 2 of the Swiss Code by the state supervised auditing enterprise shall be prepared for the second partial reduction from CHF [1.92] by CHF [0.17] to CHF [1.75] in the fourth fiscal quarter 2010;

          (iv)  an updated report in accordance with article 732 para. 2 of the Swiss Code by the state supervised auditing enterprise shall be prepared for the third partial reduction from CHF [1.75] by CHF [0.17] to CHF [1.58] in the first fiscal quarter 2011; and

           (v)  an updated report in accordance with article 732 para. 2 of the Swiss Code by the state supervised auditing enterprise shall be prepared for the fourth partial reduction from CHF [1.58] by CHF [0.17] to CHF [1.41] in the second fiscal quarter 2011.

2010 Annual General Meeting Proxy Statement            61

        4.     the aggregate reduction amount pursuant to Section 1 shall be increased by par value reductions on shares, if any, issued from authorized share capital and conditional share capital after the general meeting until registration of the reduction in the commercial register.

        5.     the shareholders' meeting resolves that the articles of association of Tyco Electronics Ltd. shall be adapted as follows:

        5.1   First partial reduction to be submitted for registration in the third fiscal quarter 2010:

        Provided that

            (i)  the resolution to reduce the share capital was published three times in the Swiss Official Gazette of Commerce (SHAB) and in the manner provided for by the articles of association and the creditors were thereby notified that they could request either satisfaction or security by filing their claims within two months calculated from the last publication in the Swiss Official Gazette of Commerce;

           (ii)  the time period set for the creditors has expired and all creditors who have filed claims have been satisfied or secured; and

          (iii)  a public deed of compliance is established;

  the meeting of shareholders resolves to amend article 4, article 5, paragraph 1 and article 6, paragraph 1 (not including (a) and (b)) of the articles of association per the date of registration in the commercial register of the first partial capital reduction submitted for registration in the third fiscal quarter 2010 as follows:

    "Art. 4

    Share Capital

            1 The Company's share capital is CHF [898,973,902.08]. It is divided into [468,215,574] registered shares with a par value of CHF [1.92] per share.

            2 The share capital is fully paid up."

    "Art. 5

    Authorized Capital

            1 The Board of Directors is authorized to increase the share capital at any time until 22 June 2011 by an amount not exceeding CHF [449,486,951.04] through the issuance of up to [234,107,787] fully paid up registered shares with a par value of CHF [1.92] each."

    "Art. 6

    Conditional Share Capital

            1 The share capital of the Company shall be increased by an amount not exceeding CHF [449,486,951.04] through the issue of a maximum of [234,107,787] registered shares, payable in full, each with a par value of CHF [1.92][rest of paragraph unchanged]"

        5.2   Second partial reduction to be submitted for registration in the fourth fiscal quarter 2010:

        Provided that

            (i)  the first partial capital reduction for the third fiscal quarter 2010 has been effected in accordance with this resolution and entered into the commercial register;

           (ii)  the resolution to reduce the share capital was published three times in the Swiss Official Gazette of Commerce (SHAB) and in the manner provided for by the articles of association before the second partial capital reduction and the creditors were thereby notified that they could request either satisfaction or security by filing their claims within two months calculated from the last publication in the Swiss Official Gazette of Commerce;

62            2010 Annual General Meeting Proxy Statement

          (iii)  the time period set for the creditors in view of the second partial capital reduction has expired and all creditors who have filed claims have been satisfied or secured;

          (iv)  a public deed of compliance is established with respect to the second partial capital reduction; and

           (v)  a special auditor report in accordance with art. 732 para. 2 of the Swiss Code, which report is up-to-date at the time of the second partial capital reduction, is available confirming that the receivables of the creditors of Tyco Electronics Ltd. are fully covered by assets after giving effect to the second partial capital reduction;

  the meeting of shareholders resolves to amend article 4, article 5, paragraph 1 and article 6, paragraph 1 (not including (a) and (b)) of the articles of association per the date of registration in the commercial register of the second partial capital reduction submitted for registration in the fourth fiscal quarter 2010 as follows:

    "Art. 4

    Share Capital

            1 The Company's share capital is CHF [819,377,254.50]. It is divided into [468,215,574] registered shares with a par value of CHF [1.75] per share.

            2 The share capital is fully paid up."

    "Art. 5

    Authorized Capital

            1 The Board of Directors is authorized to increase the share capital at any time until 22 June 2011 by an amount not exceeding CHF [409,688,627.25] through the issuance of up to [234,107,787] fully paid up registered shares with a par value of CHF [1.75] each."

    "Art. 6

    Conditional Share Capital

            1 The share capital of the Company shall be increased by an amount not exceeding CHF [409,688,627.25] through the issue of a maximum of [234,107,787] registered shares, payable in full, each with a par value of CHF [1.75][rest of paragraph unchanged]"

        5.3   Third partial reduction to be submitted for registration in the first fiscal quarter 2011:

        Provided that

            (i)  the first partial capital reduction for the third fiscal quarter 2010 and the second partial capital reduction for the fourth fiscal quarter 2010 have been effected in accordance with this resolution and entered into the commercial register;

           (ii)  the resolution to reduce the share capital was published three times in the Swiss Official Gazette of Commerce (SHAB) and in the manner provided for by the articles of association before the third partial capital reduction and the creditors were thereby notified that they could request either satisfaction or security by filing their claims within two months calculated from the last publication in the Swiss Official Gazette of Commerce;

          (iii)  the time period set for the creditors in view of the third partial capital reduction has expired and all creditors who have filed claims have been satisfied or secured;

          (iv)  a public deed of compliance is established with respect to the third partial capital reduction; and

           (v)  a special auditor report in accordance with art. 732 para. 2 of the Swiss Code, which report is up-to-date at the time of the third partial capital reduction, is available confirming that

2010 Annual General Meeting Proxy Statement            63

  the receivables of the creditors of Tyco Electronics Ltd. are fully covered by assets after giving effect to the third partial capital reduction;

  the meeting of shareholders resolves to amend article 4, article 5, paragraph 1 and article 6, paragraph 1 (not including (a) and (b)) of the articles of association per the date of registration in the commercial register of the third partial capital reduction submitted for registration in the first fiscal quarter 2011 as follows:

    "Art. 4

    Share Capital

            1 The Company's share capital is CHF [739,780,606.92]. It is divided into [468,215,574] registered shares with a par value of CHF [1.58] per share.

            2 The share capital is fully paid up."

    "Art. 5

    Authorized Capital

            1 The Board of Directors is authorized to increase the share capital at any time until 22 June 2011 by an amount not exceeding CHF [369,890,303.46] through the issuance of up to [234,107,787] fully paid up registered shares with a par value of CHF [1.58] each."

    "Art. 6

    Conditional Share Capital

            1 The share capital of the Company shall be increased by an amount not exceeding CHF [369,890,303.46] through the issue of a maximum of [234,107,787] registered shares, payable in full, each with a par value of CHF [1.58][rest of paragraph unchanged]"

        5.4   Fourth partial reduction to be submitted for registration in the second fiscal quarter 2011:

        Provided that

            (i)  the first partial capital reduction for the third fiscal quarter 2010, the second partial capital reduction for the fourth fiscal quarter 2010 and the third partial capital reduction for the first fiscal quarter 2011 have been effected in accordance with this resolution and entered into the commercial register;

           (ii)  the resolution to reduce the share capital was published three times in the Swiss Official Gazette of Commerce (SHAB) and in the manner provided for by the articles of association before the fourth partial capital reduction and the creditors were thereby notified that they could request either satisfaction or security by filing their claims within two months calculated from the last publication in the Swiss Official Gazette of Commerce;

          (iii)  the time period set for the creditors in view of the fourth partial capital reduction has expired and all creditors who have filed claims have been satisfied or secured;

          (iv)  a public deed of compliance is established with respect to the fourth partial capital reduction; and

           (v)  a special auditor report in accordance with art. 732 para. 2 of the Swiss Code, which report is up-to-date at the time of the fourth partial capital reduction, is available confirming that the receivables of the creditors of Tyco Electronics Ltd. are fully covered by assets after giving effect to the fourth partial capital reduction;

  the meeting of shareholders resolves to amend article 4, article 5, paragraph 1 and article 6, paragraph 1 (not including (a) and (b)) of the articles of association per the date of registration in

64            2010 Annual General Meeting Proxy Statement

  the commercial register of the fourth partial capital reduction submitted for registration in the second fiscal quarter 2011 as follows:

    "Art. 4

    Share Capital

            1 The Company's share capital is CHF [660,183,959.34]. It is divided into [468,215,574] registered shares with a par value of CHF [1.41] per share.

            2 The share capital is fully paid up."

    "Art. 5

    Authorized Capital

            1 The Board of Directors is authorized to increase the share capital at any time until 22 June 2011 by an amount not exceeding CHF [330,091,979,67] through the issuance of up to [234,107,787] fully paid up registered shares with a par value of CHF [1.41] each."

    "Art. 6

    Conditional Share Capital

            1 The share capital of the Company shall be increased by an amount not exceeding CHF [330,091,979,67] through the issue of a maximum of [234,107,787] registered shares, payable in full, each with a par value of CHF [1.41][rest of paragraph unchanged]"

        6.     It is the task of the Board of Directors to execute this resolution of the shareholders' meeting and to file the required applications with the Commercial Register of the Canton of Schaffhausen, Switzerland (art. 716a para. 1 point 6 in connection with art. 734 of the Swiss Code). In the event that the special auditor report in accordance with art. 732 of the Swiss Code as prepared for any of the second, third or fourth partial Capital Reductions does not confirm that the receivables of the creditors of Tyco Electronics Ltd. are fully covered by assets after giving effect to the applicable partial Capital Reduction, the applicable partial Capital Reduction may not be effected.

Vote Requirement to Approve Agenda Item

        The approval of a majority of our shares present and voting at the meeting, whether in person or by proxy, is required for approval of Agenda Item No. 3.

Recommendation

        The Board of Directors recommends a vote "FOR" approval of Agenda Item No. 3. Proxies will be so voted unless shareholders specify otherwise in their proxies.

2010 Annual General Meeting Proxy Statement            65

AGENDA ITEM NO. 4—RELEASE THE MEMBERS OF THE BOARD OF DIRECTORS AND EXECUTIVE OFFICERS FOR ACTIVITIES DURING FISCAL YEAR 2009

Agenda Item

        Our Board of Directors proposes that shareholders release the members of the Board of Directors and executives of Tyco Electronics from liability for their activities during the fiscal year ended September 25, 2009.

Explanation

        As is customary for Swiss corporations and in accordance with Article 698, subsection 2, item 5 of the Swiss Code of Obligations, shareholders are requested to release the members of the Board of Directors and the executive officers of Tyco Electronics from liability for their activities during the fiscal year ended September 25, 2009. This release from liability claims brought by Tyco Electronics or shareholders against members of the Board of Directors and executive officers of Tyco Electronics for activities carried out during the fiscal year ended September 25, 2009 is only effective with respect to facts that have been disclosed to shareholders. This release binds shareholders who either voted in favor of the agenda item or who subsequently acquired shares with knowledge of the resolution. Registered shareholders that do not vote in favor of this agenda item are not bound by the result for a period ending six months after the vote.

Vote Requirement to Approve Agenda Item

        The approval of a majority of our shares present and voting at the meeting, whether in person or by proxy, not counting the votes of any director or executive officer of Tyco Electronics, is required for approval of Agenda Item No. 4.

Recommendation

        The Board of Directors recommends a vote "FOR" approval of Agenda Item No. 4. Proxies will be so voted unless shareholders specify otherwise in their proxies.

66            2010 Annual General Meeting Proxy Statement

 AGENDA ITEM NO. 5—APPROVAL OF AN INCREASE IN THE NUMBER OF SHARES AVAILABLE
FOR AWARDS UNDER THE TYCO ELECTRONICS LTD. 2007 STOCK AND INCENTIVE PLAN

        The Tyco Electronics Ltd. 2007 Stock and Incentive Plan (the "SIP" or the "Plan") governs the award and payment of cash and equity awards to company employees and non-employee directors. The SIP was initially approved by the company's Board of Directors and by Tyco International Ltd., as our former sole shareholder, on June 4, 2007, prior to our separation from Tyco International on June 29, 2007. The SIP, as amended and restated to ensure that certain payments made under the SIP would continue to qualify as "performance-based" compensation under Section 162(m) ("Section 162(m)") of the Internal Revenue Code of 1986, as amended (the "Code"), was approved by our shareholders on June 22, 2009.

Discussion of the Purposes of this Agenda Item

        The Board of Directors and management are requesting that shareholders approve an increase of 15,000,000 shares to the number of shares reserved for issuance of awards under the SIP. The maximum number of common shares originally reserved for the issuance of awards under the SIP was 24,843,452, five percent (5%) of the outstanding common shares of the company on June 29, 2007, the original effective date of the SIP. As of November 24, 2009, approximately 2.5 million shares remain available for issuance under the SIP. Management and the Board have determined that, given current annual grant practices and the current market value of the company's shares, the company needs to seek shareholder approval to increase the authorized number of shares under the SIP at this Annual General Meeting.

        As discussed in the CD&A, our main competitors for talent are the companies listed in the primary and secondary peer groups. We believe that in order to compete with these organizations for top talent, we need to provide directors and employees with competitive compensation consisting of both short-and long-term cash and equity incentives. The Board and management believe that the issuance of equity incentive awards promotes the growth and success of our business by aligning the interests of directors and employees with those of our shareholders, and provides directors and employees an opportunity to participate in our growth and financial success. In order to issue competitive equity incentive awards to our directors and employees, we need to have a sufficient pool of shares available, and therefore we are requesting that shareholders approve an increase of 15,000,000 shares to the number of shares reserved for issuance under the SIP. Management and the Board expect that the proposed increase in authorized shares will be sufficient to permit awards to be made under the SIP in the next three years in light of our current share utilization rate, forfeiture rates, stock performance and the remaining shares available from the original authorization.

Material Terms of the SIP

        A summary of the material features of the SIP is set forth below. This summary is qualified in its entirety by reference to the complete text of the SIP (as proposed to be amended and restated upon approval by shareholders of this agenda item), which is attached as Appendix A to this proxy statement.

        Purpose.    The Plan is intended to make available incentives that aid us to attract, recruit and retain directors and employees, by providing performance-related incentives and an opportunity to participate in the company's growth and financial success, and to align the financial interests of directors and employees with that of our other shareholders.

2010 Annual General Meeting Proxy Statement            67

        Plan Administration.    The Plan is administered by the Management Development and Compensation Committee. The Committee, or to the extent required by applicable law, the Board of Directors, has broad discretion and authority under the Plan to:

  •
  interpret and administer the Plan;

  •
  select employees to receive awards, determine the form of an award, the number of common shares subject to an award and the terms and conditions of each award;

  •
  waive or amend any terms, conditions, restrictions or limitations on an award, except that the Plan's prohibition on the repricing of stock options and stock appreciation rights cannot be waived; and

  •
  delegate its duties and appoint agents to help administer the Plan.

        Eligibility.    In general, each of our employees, non-employee directors and grantees of an acquired company is eligible to receive awards under the Plan. The persons who are eligible to receive annual performance bonuses pursuant to the SIP are certain employees and non-employee directors designated by the Committee and who are subject to the reporting requirements of Section 16(a) of the Securities Exchange Act. The persons who are eligible to receive long-term performance awards pursuant to the SIP are certain employees and non-employee directors designated by the Committee. Subject to annual individual limits set forth in the Plan, the number of future awards that may be granted to any one individual or category of individuals is not presently determinable.

        Shares Subject to the Plan; Additional Share Authorization.    The total number of shares that presently may be issued to participants under the Plan is 5% of the company's shares outstanding as of the original effective date of the Plan (24,843,452 shares), subject to adjustments as provided under the terms of the Plan. As of November 24, 2009, approximately 2.5 million shares remain available for issuance under the Plan. We are requesting that shareholders approve an increase of 15,000,000 shares to the number of shares reserved for issuance under the SIP. Management and the Board expect that the proposed increase in authorized shares will be sufficient to permit awards to be made under the SIP in the next three years in light of our current share utilization rate, forfeiture rates, stock performance and the remaining shares available from the original authorization. When common shares are issued pursuant to a grant of restricted stock, restricted stock units, deferred stock units, performance units or as payment of an annual performance bonus or other stock-based award, the total number of common shares remaining available for grant will be decreased by a margin of 1.8 per common share issued. In determining the number of shares that remain available under the Plan, the following do not count against the Plan's share limit: (a) shares related to awards paid in cash; (b) shares related to awards that expire, are forfeited or cancelled or terminate for any other reason without issuance of shares; (c) any shares issued in connection with awards that are assumed, converted or substituted as a result of the acquisition of an acquired company by us or a combination of our company with another company; and (d) any shares of restricted stock that are returned to us upon a participant's termination of employment.

        Stock Options and Stock Appreciation Rights.    Stock options awarded under the Plan may be in the form of nonqualified stock options or incentive stock options or a combination of the two. Stock appreciation rights may be awarded either alone or in tandem with stock options. Stock appreciation rights will be paid in cash or common shares or a combination of cash and common shares, as determined by the Committee. Unless determined otherwise by the Committee or as required by law, stock options and stock appreciation rights granted under the Plan are subject to the following terms and conditions:

  •
  Exercise Price.  The Committee will set the exercise price at the time of grant, which will be no less than the fair market value of a common share as of the date of grant.

68            2010 Annual General Meeting Proxy Statement

  •
  No Repricing.  The exercise price of a stock option may not be decreased after the date of grant, other than in connection with permitted Plan adjustments, nor may stock options be cancelled for cash or otherwise be replaced by new stock option grants having a lower exercise price, unless approved by our shareholders.

  •
  Vesting.  Stock options and stock appreciation rights will vest at such time and in the manner as determined at the time of grant by the Committee. Stock options and stock appreciation rights (i) will immediately vest in full upon the death or disability of a participant, or upon a change in control that results in a termination without cause or resignation for good reason and (ii) will vest on a pro rata basis upon a participant's retirement (which is defined as the attainment of age 55 and completion of five years of service).

  •
  Post-Termination Exercise.  Unless the Committee provides otherwise, stock options, stock appreciation rights and long-term performance awards that have not vested as of the date of a participant's termination of employment will be forfeited, except in the case of death, disability, change in control termination or retirement, as described above. Subject to the term of the award, any vested stock option or stock appreciation right that has not already been exercised will remain exercisable for a period of three years after termination of employment because of retirement, death or disability, and any vested stock option or stock appreciation right that has not already been exercised will remain exercisable for a period of 90 days after termination for any other reason except for a termination of employment for cause.

        Performance-Based Awards.    The Plan provides for performance-based awards in the form of: (1) annual performance bonuses that may be granted in the form of cash or common shares; and (2) long-term performance awards in the form of performance units that may be paid in cash or shares or performance-based restricted stock units or restricted stock awards that are paid in shares. It is intended that annual performance bonuses and long-term performance awards will qualify as "performance-based" compensation for purposes of Section 162(m). The Committee, in its discretion, will fix the amount, terms and conditions of annual performance bonuses and long-term performance awards, subject to the following:

  •
  Performance Cycles.  Annual performance bonuses will be awarded in connection with a 12-month performance cycle, which will coincide with our fiscal year. Long-term performance awards will be awarded in connection with a performance cycle that will not be shorter than 12 months or longer than five years. The annual performance bonus amount and the number of shares or units that are earned will be determined by the level of performance attained in relation to the applicable performance measures, as certified by the Committee following completion of the performance period.

  •
  Target Awards and Award Criteria.  The Committee typically will set a target amount or target number of shares or units for each participant receiving an annual performance bonus or long-term performance award within 90 days after the start of a performance cycle. At that time, the Committee will also establish criteria for these awards, including the minimum level of performance that must be attained before any annual performance bonuses and long-term performance award will be paid or vest and the annual performance bonus amounts and the number of shares or units that will become payable upon attainment of various levels of performance. Financial performance measures may take into account such adjustments as the Committee may specify, which need not be consistent with accounting standards applicable to our financial statements.

        Restricted Stock, Restricted Stock Units and Deferred Stock Units.    Restricted stock, restricted stock units and deferred stock units may be awarded under the Plan to any employee selected by the Committee. Restricted stock units and deferred stock units may be settled in shares or cash. The

2010 Annual General Meeting Proxy Statement            69

Committee has the discretion to fix the terms and conditions applicable to awards of restricted stock, restricted stock units and deferred stock units, subject to the following:

  •
  Vesting.  Unless the award certificate provides otherwise, any restrictions on restricted stock, restricted stock units or deferred stock units will lapse in equal annual installments over a four-year period after the date of grant. In no event will the vesting period applicable to a restricted stock, restricted stock unit or deferred stock unit award be less than three years (on either a cliff or graded vesting basis), except that the Committee may grant up to 10% of the shares authorized for issuance with vesting periods less than three years under such circumstances as it deems appropriate.

  •
  Acceleration of Vesting.  Any restrictions on restricted stock, restricted stock units or deferred stock units that have not lapsed or been satisfied on the date of a participant's termination of employment will immediately lapse in part upon retirement, and will lapse in full upon death, disability or a change in control termination. Upon a termination of employment for any other reason, any unvested restricted stock units, deferred stock units or shares of restricted stock will be forfeited, unless otherwise provided by the Committee.

  •
  Dividends and Dividend Equivalents.  At the discretion of the Committee, dividends or distributions paid on shares may be paid immediately or withheld and deferred in the participant's account. In the event of a payment of dividends or distributions on common shares, the Committee may credit restricted stock units and deferred stock units with dividend equivalents, which may be distributed immediately or withheld and deferred in the participant's account or credited in the form of additional share units.

        Director Awards.    The Committee may grant deferred stock units to each director in such an amount as the Board of Directors, in its discretion, may approve in advance. Each such deferred stock unit will vest as determined by the Committee and will be paid in common shares within 30 days following the director's termination of Board service. In addition, the Committee may grant stock options, stock appreciation rights and other stock-based awards to directors.

        Substitute Awards.    The Committee may make awards to grantees of an acquired company through the assumption of, or in substitution for, outstanding stock-based awards previously granted to the grantees. The assumed or substituted awards will be subject to the terms and conditions of the original awards made by the acquired company, with any adjustments that the Committee considers appropriate to give effect to the relevant provisions of any agreement for the acquisition of the acquired company.

        Performance Goals.    The SIP provides for performance-based awards in the form of: (1) annual performance bonuses that may be granted in the form of cash or common shares; and (2) long-term performance awards in the form of performance units that may be paid in cash or shares or performance-based restricted stock units or restricted stock awards that are paid in shares. These performance-based awards are designed to satisfy the requirements of deductibility under Section 162(m) and are in addition to options or stock appreciation rights which may also qualify as performance-based awards for Section 162(m) purposes. Stock options and stock appreciation rights may be awarded under the SIP with an exercise price at the time of grant of no less than the fair market value of a common share. Accordingly, these options and stock appreciation rights can qualify as performance-based compensation under Section 162(m).

        In order to meet the requirement of deductibility under Section 162(m), the goals must be based on one or more of the following criteria set forth in the SIP:

  •
  Net operating profit after taxes;

  •
  Net operating profit after taxes, per share;

70            2010 Annual General Meeting Proxy Statement

  •
  Return on invested capital;

  •
  Return on assets or net assets;

  •
  Total shareholder return;

  •
  Relative total shareholder return (as compared with a peer group of the company);

  •
  Earnings before income taxes;

  •
  Earnings per share;

  •
  Net income;

  •
  Free cash flow;

  •
  Free cash flow per share;

  •
  Revenue (or any component thereof); or

  •
  Revenue growth.

        Maximum Performance Based Compensation.    The SIP is administered by the Management Development and Compensation Committee of the Board, which consists solely of two or more "outside directors" within the meaning of Section 162(m). The Committee has the sole authority to select employees to receive awards, determine the form of an award, the number of common shares subject to an award, and the terms and conditions of each award. However, no employee will be entitled to receive an annual performance bonus or long-term performance award under the SIP that is in excess of $10,000,000 for any performance cycle of 12 months. In addition, no employee may be granted more than six million shares over any calendar year pursuant to awards of stock options, stock appreciation rights, and performance-based restricted stock and restricted stock units, except that an incentive award of no more than ten million shares may be made pursuant to stock options, stock appreciation rights, and performance-based restricted stock and restricted stock units to any person who has been hired within the calendar year as a key employee (as defined in Section 162(m)). If a performance cycle is longer than 12 months, the maximum amount that may be paid under the SIP will be adjusted proportionately.

        Change in Control.    If there is a change in control that results in a participant's involuntary termination of employment (as described in the Plan), then all outstanding stock options and stock appreciation rights will become exercisable, all conditions applicable to outstanding restricted stock, restricted stock units and other stock-based awards (other than long-term performance awards) and deferred stock units will be waived, and each participant who has been granted an annual performance bonus or long-term performance award that is outstanding as of the date of the involuntary termination will be deemed to have achieved a level of performance that would cause all (100%) of the participant's target amounts to become payable and all restrictions applicable to the participant's restricted stock units and shares of restricted stock to lapse. Unless otherwise determined by the Committee, in its discretion, if awards payable in shares of company stock will not be substituted with comparable awards payable or redeemable in shares of publicly-traded stock after the change in control, then such awards will become fully vested immediately prior to the change in control and each such award that is a stock option will be paid out in cash (in an amount equal to the excess of the fair market value of the underlying shares over the exercise price of the option).

        Non-transferability of Awards.    Awards under the Plan will not be subject in any manner to alienation, anticipation, sale, assignment, pledge, encumbrance or transfer, and no other persons will otherwise acquire any rights therein, except transfer by will or by the laws of descent or distribution. However, the Committee may, in its discretion, permit a participant to transfer awards (e.g., to family members or trusts for family members) subject to such conditions as the Committee may establish.

2010 Annual General Meeting Proxy Statement            71

        Adjustments.    In the event of a change in the number of outstanding common shares by reason of a stock split, reverse stock split, dividend or other distribution, extraordinary cash dividend, recapitalization, merger, consolidation, split-up, spin-off, reorganization, combination, repurchase or exchange of shares or other securities or similar corporate transaction or event, the Committee shall make an appropriate adjustment to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan.

        Amendment and Termination.    The Plan may be amended or terminated by our Board of Directors at any time without shareholder approval, except that any material revision to the terms of the Plan requires shareholder approval before it can be effective. A revision is "material" for this purpose if it materially increases the number of common shares that may be issued under the Plan (other than an increase pursuant to an "adjustment" as described above), materially expands the types of awards available under the Plan, materially expands the class of persons eligible to receive awards, materially extends the term of the Plan, materially decreases the exercise price at which stock options or stock appreciation rights may be granted, reduces the exercise price of outstanding stock options or stock appreciation rights, or results in the replacement of outstanding stock options or stock appreciation rights with awards that have a lower exercise price. The Board of Directors may, without shareholder approval, amend the Plan to increase the maximum value of deferred stock units that may be granted to a director in any fiscal year and the maximum number of common shares that may be granted to a director in any fiscal year pursuant to awards of stock options, stock appreciation rights and other stock-based awards. If not earlier terminated, the Plan will terminate on June 3, 2017. No awards may be granted under the Plan after it is terminated, but any previously granted awards will remain in effect until they expire.

Summary of Federal Income Tax Consequences of Awards

        The following is a brief summary of the material United States federal income tax consequences of the grant, exercise and disposition of stock options, stock appreciation rights, restricted stock, performance units, restricted stock units and deferred stock units under the SIP. This summary is not intended to be exhaustive and, among other things, does not describe state, local or foreign tax consequences. Because the federal income tax rules governing awards and related payments are complex, subject to frequent change, and depend on individual circumstances, participants should consult their tax advisors before exercising options or other awards or disposing of stock acquired pursuant to awards. This summary assumes that all awards granted under the Plan are exempt from or comply with, the rules under Section 409A of the Code related to deferred compensation. The following is not intended or written to be used, and cannot be used, for the purposes of avoiding taxpayer penalties.

        Nonqualified Stock Options and Stock Appreciation Rights.    A participant will not recognize any income at the time a nonqualified stock option or stock appreciation right is granted, nor will the company be entitled to a deduction at that time. When a nonqualified stock option is exercised, the participant will recognize ordinary income in an amount equal to the excess of the fair market value of the common shares received as of the date of exercise over the exercise price. When a stock appreciation right is exercised, the participant will recognize ordinary income in an amount equal to the cash received or, if the stock appreciation right is paid in common shares, the fair market value of the common shares received as of the date of exercise. Payroll taxes are required to be withheld from the participant on the amount of ordinary income recognized by the participant. We will be entitled to a tax deduction with respect to a nonqualified stock option or stock appreciation right at the same time and in the same amount as the participant recognizes income. The participant's subsequent disposition of the common shares generally will give rise to capital gain or loss equal to the difference between the sale price and the sum of the exercise price the participant paid for the shares plus the ordinary

72            2010 Annual General Meeting Proxy Statement

income the participant recognized with respect to the shares, and these capital gains will be taxable as long-term capital gains if the participant held the shares for more than one year following exercise.

        Incentive Stock Options.    Incentive stock options, or ISOs, are intended to qualify for treatment under Section 422 of the Code. A participant will not recognize any income at the time an ISO is granted. Nor will a participant recognize any income at the time an ISO is exercised. However, the excess of the fair market value of the common shares on the date of exercise over the exercise price paid will be a preference item that could create a liability under the alternative minimum tax. If a participant disposes of the common shares acquired on exercise of an ISO after the later of two years after the date of grant of the ISO or one year after the date of exercise of the ISO (the "holding period"), the gain, if any, will be long-term capital gain subject to the applicable tax rates. If the participant disposes of the common shares prior to the end of the holding period, the participant will recognize ordinary income in the year of the disposition equal to the excess of the lesser of (i) the fair market value of the common shares on the date of exercise or (ii) the amount received for the common shares, over the exercise price paid. The balance of the gain or loss, if any, will be long-term or short-term capital gain or loss, depending on how long the common shares were held by the participant prior to disposition. If the amount realized upon such a disqualifying disposition is less than fair market value of the shares on the date of exercise, the amount of compensation income will be limited to the excess of the amount realized over the optionee's adjusted basis in the shares. We are not entitled to a deduction as a result of the grant or exercise of an ISO unless a participant recognizes ordinary income as a result of a disposition, in which case we will be entitled to a deduction at the same time and in the same amount as the participant recognizes ordinary income.

        Restricted Stock.    With respect to stock grants involving the issuance of shares that are restricted as to transferability and subject to a substantial risk of forfeiture, the participant must generally recognize ordinary income equal to the fair market value of the shares received at the first time the shares become transferable or are not subject to a substantial risk of forfeiture, whichever occurs earlier. The participant may elect under Section 83(b) of the Code to be taxed at the time of receipt of shares rather than upon lapse of restrictions on transferability or substantial risk of forfeiture, but if the participant subsequently forfeits such shares, the participant would not be entitled to any tax deduction, including as a capital loss, for the value of the shares on which the participant previously paid tax. The participant must file such election with the Internal Revenue Service ("IRS") within 30 days of the receipt of the shares. We generally will be entitled to a deduction in an amount equal to the ordinary income recognized by the participant. Any otherwise taxable disposition of the restricted stock after the time the restrictions lapse will result in a capital gain or loss (long-term or short-term, depending on the holding period) to the extent the amount realized from the sale differs from the tax basis, i.e., the fair market value of the common shares on the date the restrictions lapse. Dividends paid in cash and received by a participant prior to the time the restrictions lapse will constitute ordinary income to the participant in the year paid and we will generally be entitled to a corresponding deduction for such dividends. Any dividends paid in stock will be treated as an award of additional restricted stock subject to the tax treatment described herein.

        Performance Units, Restricted Stock Units and Deferred Stock Units.    Except as otherwise described in the following paragraph, the grant of a performance unit, restricted stock unit or deferred stock unit will create no income tax consequences to the company or the participant. Upon the participant's receipt of cash and/or shares at the end of the applicable performance or vesting period, the participant will recognize ordinary income equal to the amount of cash and/or the fair market value of the shares received, and the company will be entitled to a corresponding deduction in the same amount and at the same time. If performance units are settled in whole or in part in shares, upon the participant's subsequent disposition of the shares the participant will recognize a capital gain or loss (long-term or short-term, depending on the holding period) to the extent the amount realized upon disposition differs

2010 Annual General Meeting Proxy Statement            73

from the shares' tax basis, i.e., the fair market value of the shares on the date the participant received the shares.

        Section 457A of the Code.    Section 457A was added to the Code in 2008 and generally subjects compensation that is deferred under a plan of a "nonqualified entity" to immediate taxation in the year in which the compensation is no longer subject to a substantial risk of forfeiture. Section 457A is generally applicable to compensation payable for services rendered on and after January 1, 2009. Based on Section 457A and guidance published by the IRS, it is possible that certain awards that can be granted under the SIP for services rendered on and after January 1, 2009 may be subject to immediate taxation upon grant. The company is currently seeking clarification of the IRS guidance and when the implications of Section 457A are better understood, the Committee will take whatever action it deems appropriate.

        Additional Taxes Under Section 409A of the Code.    If an award under the SIP is neither exempt from nor compliant with the requirements of Section 409A of the Code, then the participant may be subject to additional taxes under such section. Section 409A of the Code imposes additional taxes equal to 20% of the compensation required to be included in gross income by reason of a failure to comply with such section, if applicable, plus interest thereon had such deferred compensation been includable in gross income in the year in which it was first deferred or is no longer subject to a substantial risk of forfeiture, if later.

Equity Compensation Plan Information

        The following table provides information as of September 25, 2009 with respect to Tyco Electronics' common shares issuable under its equity compensation plans or equity compensation plans of Tyco International prior to the separation:

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)(3)
Equity compensation plans approved by security holders:
2007 Stock and Incentive Plan(1)	10,670,448	$24.88	10,091,396
Equity compensation plans not approved by security holders:
Equity awards under Tyco International Ltd. 2004 Stock and Incentive Plan and other equity incentive plans(2)	19,327,975	$43.25	n/a

Total	29,998,423		10,091,396

(1)
The Tyco Electronics Ltd. 2007 Stock and Incentive Plan provides for the award of share options, stock appreciation rights, annual performance bonuses, long-term performance awards, restricted stock units, deferred stock units, restricted shares, promissory shares and other share-based awards (collectively, "Awards") to Board members, officers and non-officer employees. The Plan presently provides for a maximum of 24,843,452 common shares to be issued as Awards, subject to adjustment as provided under the terms of the Plan.

74            2010 Annual General Meeting Proxy Statement

(2)
Includes common shares that may be issued by Tyco Electronics pursuant to the Separation and Distribution Agreement among Tyco Electronics, Tyco International and Covidien plc under equity awards, including share options, restricted shares, restricted stock units, and deferred stock units, granted to current and former employees and directors of Tyco International and its subsidiaries, which may include individuals currently or formerly employed by or serving with Tyco Electronics, Tyco International or Covidien subsequent to the separation. See Note 23 to the consolidated and combined financial statements set forth in Tyco Electronics' Annual Report on Form 10-K for the fiscal year ended September 25, 2009 for additional information regarding these outstanding awards.

(3)
The Plan applies a weighting factor of 1.8 to outstanding non-vested restricted shares, restricted stock units, deferred stock units and performance units. The remaining shares issuable are increased by forfeitures and cancellations, among other factors. As of November 24, 2009, approximately 2.5 million shares remain available for issuance under the Plan.

Vote Requirement to Approve Agenda Item

        The approval of a majority of the votes cast on this agenda item, provided that the total votes cast represent over 50% of the voting power of the total outstanding registered shares with voting rights, is required for approval of Agenda Item No. 5.

Recommendation

        The Board of Directors recommends a vote "FOR" approval of Agenda Item No. 5. Proxies will be so voted unless shareholders specify otherwise in their proxies.

2010 Annual General Meeting Proxy Statement            75

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Review and Approval of Related Person Transactions

        All relationships and transactions in which the company and our directors and executive officers or their immediate family members are participants were reviewed to determine whether such persons have a direct or indirect material interest. As required under SEC rules, transactions that are determined to be directly or indirectly material to the company or a related person are disclosed in the company's proxy statement. In addition, the Nominating, Governance and Compliance Committee reviews and approves or ratifies any related person transaction that is required to be disclosed. In the course of its review and approval or ratification of a disclosable related person transaction, the committee considers whether the transaction is fair and reasonable to the company and will take into account, among other factors it deems appropriate:

  •
  whether the transaction is on terms no less favorable than terms generally available to an unaffiliated third-party under the same or similar circumstances;

  •
  the extent of the related person's interest in the transaction and the materiality of the transaction to the company;

  •
  the related person's relationship to the company;

  •
  the material facts of the transaction, including the proposed aggregate value of the transaction;

  •
  the business purpose for and reasonableness of the transaction, taken in the context of the alternatives available to the company for attaining the purposes of the transaction;

  •
  whether the transaction is in the ordinary course of the company's business and was proposed and considered in the ordinary course of business; and

  •
  the effect of the transaction on the company's business and operations, including on the company's internal control over financial reporting and system of disclosure controls or procedures, and any additional conditions or controls (including reporting and review requirements) that should be applied to such transaction.

        Any member of the committee who is a related person with respect to a transaction under review may not participate in the deliberations or vote respecting approval or ratification of the transaction, provided, however, that such director may be counted in determining the presence of a quorum at a meeting at which the committee considers the transaction.

Related Party Transactions

        In June 2009, Frederic Poses, a director and Chairman, became Chief Executive Officer and an equity owner of Ascend Performance Materials ("Ascend"), a private manufacturer of nylon related chemicals, resins and fibers for commercial and industrial products. Tyco Electronics made $2.3 million in purchases from Ascend during the portion of fiscal 2009 during which Ascend was a standalone company with which Mr. Poses was affiliated. Pierre Brondeau, a director, was the President and Chief Executive Officer of Rohm & Haas Company, a manufacturer of specialty materials and a wholly-owned subsidiary of Dow Chemical Company from April through September 2009, from which Tyco Electronics made $9.8 million in purchases during fiscal 2009. William Hernandez, the brother of Robert Hernandez, a director, was the Senior Vice President and Chief Financial Officer of PPG Industries, a supplier of paints, coatings, chemicals, optical products, specialty materials, glass and fiber glass, to which Tyco Electronics made $0.9 million in sales during fiscal 2009. David Steiner, a director, is the Chief Executive Officer of Waste Management, Inc., a provider of waste management services, from which Tyco Electronics made $0.4 million in purchases during fiscal 2009. John Van Scoter, a director, is a Senior Vice President of Texas Instruments Incorporated, a global semiconductor company, to which Tyco Electronics made $0.3 million in sales and from which Tyco Electronics made $0.1 million in purchases during fiscal 2009.

        The foregoing directors could be deemed to have indirect interests in the transactions based on their current or former executive or ownership positions with the companies with which Tyco Electronics transacted business in fiscal 2009, but such transactions were arms-length commercial dealings between the companies, none of which are material individually or in the aggregate. The Committee has reviewed and approved or ratified these transactions.

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 SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Securities Exchange Act requires Tyco Electronics' executive officers and directors and persons who beneficially own more than ten percent of Tyco Electronics' common shares to file electronically reports of ownership and changes in ownership of such common shares with the SEC and NYSE. These persons are required by SEC regulations to furnish Tyco Electronics with copies of all Section 16(a) forms they file. As a matter of practice, Tyco Electronics' administrative staff assists Tyco Electronics' executive officers and directors in preparing initial reports of ownership and reports of changes in ownership and files those reports on their behalf. Based on Tyco Electronics' review of such forms, as well as information provided and representations made by the reporting persons, Tyco Electronics believes that all of its executive officers, directors and beneficial owners of more than ten percent of its common shares complied with the reporting requirements of Section 16(a) during Tyco Electronics' fiscal year ended September 25, 2009.

AUDIT COMMITTEE REPORT

        The information contained in the report below shall not be deemed to be "soliciting material" or to be "filed" with the SEC, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the company specifically incorporates it by reference in such filing.

        During our fiscal year ended September 25, 2009, the Audit Committee of the Board generally was composed of three directors. Throughout fiscal 2009, Pierre R. Brondeau and Lawrence S. Smith served on the Committee, and Mr. Smith became chair on January 14, 2009, replacing Sandra S. Wijnberg. Ms. Wijnberg left the Board and Audit Committee on January 31, 2009. Paula A. Sneed replaced Ms. Wijnberg on the Committee beginning January 14, 2009. Mr. Smith, Mr. Brondeau and Ms. Sneed continue to serve in these roles. The Board of Directors determined that each of the members of the Audit Committee met the independence and experience requirements of the NYSE and applicable federal regulations during their periods of service. In addition, the Board determined that Mr. Smith and Ms. Sneed are audit committee financial experts (and that Ms. Wijnberg was an audit committee financial expert during her service as chair).

        The Audit Committee operates under a charter approved by the Board of Directors. A summary description of the duties and powers of the Audit Committee can be found in "The Board of Directors and Board Committees" section of this proxy statement. The Audit Committee oversees the company's financial reporting process on behalf of the Board. Management has the primary responsibility for the financial statements and the reporting process, assures that the company develops and maintains adequate financial controls and procedures, and monitors compliance with these processes. The company's independent registered public accounting firm (the "independent auditor") is responsible for performing an audit of the consolidated and combined year-end financial statements in accordance with the standards of the Public Company Accounting Oversight Board ("PCAOB") (United States) to obtain reasonable assurance that the company's consolidated and combined financial statements are free from material misstatement and expressing an opinion on the conformity of the financial statements with accounting principles generally accepted in the United States. The company's Swiss registered auditor is responsible for performing an audit of the statutory financial statements of Tyco Electronics Ltd. prepared in accordance with Swiss law and the company's Articles of Association. The internal auditors are responsible to the Audit Committee and the Board for testing the integrity of the financial accounting and reporting control systems and such other matters as the Audit Committee and Board determine. The company's special auditor is responsible for delivering reports in accordance with Swiss law confirming that the receivables of the creditors of the company will be fully covered by assets after giving effect to any reductions of capital in connection with shareholders' approvals of distributions to shareholders in the form of capital reductions.

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        In this context, the Audit Committee has reviewed the consolidated and combined financial statements in Tyco Electronics' Annual Report on Form 10-K for the fiscal year ended September 25, 2009. The Committee held discussions with management, the internal auditors, the independent auditor and the Swiss registered auditor concerning the consolidated and combined financial statements, as well as the independent auditor's and Swiss registered auditor's opinions thereon. The Committee also discussed with management, the internal auditors and the independent auditor the report of management and the independent auditor's opinion regarding the company's internal control over financial reporting required by Section 404 of the Sarbanes-Oxley Act of 2002. Management represented to the Committee that the company's consolidated and combined financial statements were prepared in accordance with generally accepted accounting principles in the United States. The Audit Committee reviewed and discussed the statutory financial statements with management, the internal auditors and the Swiss registered auditor, as well as the Swiss registered auditor's opinion thereon. The Audit Committee reviewed and discussed with management and the special auditor the capital reduction reports issued by the special auditor for the capital reductions approved by shareholders of the company in the year ended September 25, 2009. The Committee routinely reviewed and discussed with management and the Ombudsman any concerns from employees or external constituencies (including investors, suppliers and customers) about the company's accounting, internal accounting controls or auditing matters.

        The Committee discussed with the independent auditor all communications required by auditing standards of the PCAOB (United States). In addition, the Committee discussed with the independent auditor the auditor's independence from Tyco Electronics and its management, including the matters in the letter received from the independent auditor regarding the independent auditor's communications with the audit committee concerning independence.

        Based upon the Committee's review and discussions referred to above, the Committee recommended that the Board include the company's audited consolidated and combined financial statements in Tyco Electronics' Annual Report on Form 10-K for the fiscal year ended September 25, 2009 filed with the Securities and Exchange Commission. The Committee further recommended that the audited statutory financial statements of Tyco Electronics Ltd., together with the company's audited consolidated and combined financial statements, be included in the company's Annual Report to Shareholders for the fiscal year ended September 25, 2009.

The Audit Committee:

Lawrence S. Smith, Chair
Pierre R. Brondeau
Paula A. Sneed

November 17, 2009

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AGENDA ITEM NO. 6—ELECTION OF AUDITORS

Agenda Item No. 6.1    Election of Deloitte & Touche LLP as independent registered public accounting firm for the fiscal year ending September 24, 2010

Agenda Item

        Our Board of Directors proposes that our shareholders elect Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending September 24, 2010.

Explanation

        The election of our independent registered public accounting firm is recommended by our Audit Committee to the Board of Directors for approval by our shareholders annually. The Audit Committee reviews both the audit scope and estimated fees for professional services for the coming year. The Audit Committee has recommended the ratification of the engagement of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending September 24, 2010.

        Representatives of Deloitte & Touche LLP will attend the Annual General Meeting and will have an opportunity to make a statement if they wish. They will also be available to answer appropriate questions at the meeting.

Independent Auditor Fee Information

        Aggregate fees for professional services rendered by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates as of and for the fiscal years ended September 25, 2009 and September 26, 2008 are set forth below. The aggregate fees included in the audit fees category are fees paid or accrued for the fiscal years for the services described below. The aggregate fees included in each of the other categories are fees billed in the fiscal years or expected to be billed with respect to the fiscal years for the services described below. (All references to "$" below are to United States dollars.)

Fiscal Years 2009 and 2008 Fees

	Fiscal Year 2009	Fiscal Year 2008
Audit Fees	$17,407,000	$19,680,000
Audit-Related Fees	450,000	287,000
Tax Fees	1,748,000	3,470,000
All Other Fees	4,000	2,000

Total	$19,609,000	$23,439,000

        Audit fees for the fiscal years ended September 25, 2009 and September 26, 2008 were for professional services rendered for the year-end audits of the consolidated and combined financial statements of the company, review of quarterly financial statements included in the company's quarterly reports on Form 10-Q, consents, comfort letters and statutory and regulatory filings in foreign jurisdictions.

        Audit-related fees for the fiscal years ended September 25, 2009 and September 26, 2008 were primarily related to audits of carve-out financial statements of certain businesses that have been divested or are being considered for divestiture and other attest services.

        Tax fees for the fiscal years ended September 25, 2009 and September 26, 2008 were primarily for tax compliance services.

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        Other fees for the fiscal years ended September 25, 2009 and September 26, 2008 were for subscriptions.

        None of the services described above were approved by the Audit Committee under the de minimus exception provided by Rule 2-01(c)(7)(i)(C) under Regulation S-X.

Policy for the Pre-Approval of Audit and Non-Audit Services

        The Audit Committee adopted a pre-approval policy that provides guidelines for the audit, audit-related, tax and other permissible non-audit services that may be provided by the independent auditor. The policy identifies the principles that must be considered by the Audit Committee in approving services to ensure that the auditor's independence is not impaired. The policy provides that the controller and senior vice president and chief tax officer will support the Audit Committee by providing a list of proposed services to the Committee, monitoring the services and fees pre-approved by the Committee, providing periodic reports to the Committee with respect to pre-approved services and ensuring compliance with the policy.

        Under the policy, the Audit Committee annually pre-approves the audit fee and terms of the engagement, as set forth in the audit engagement letter. This approval includes approval of a specified list of audit, audit-related and tax services. Any service not included in the specified list of services must be submitted to the Audit Committee for pre-approval. All services may not extend for more than twelve months, unless the Audit Committee specifically provides for a different period. The independent auditor may not begin work on any engagement without confirmation of Audit Committee pre-approval from the controller or his delegate.

        In accordance with the policy, the Audit Committee may delegate one or more of its members the authority to pre-approve the engagement of the independent auditor when the entire Committee is unable to do so. The chair must report all such pre-approvals to the Audit Committee at the next committee meeting.

Vote Requirement to Approve Agenda Item

        The approval of a majority of our shares present and voting at the meeting, whether in person or by proxy, is required for approval of Agenda Item No. 6.1.

Recommendation

        The Board of Directors recommends a vote "FOR" approval of Agenda Item No. 6.1. Proxies will be so voted unless shareholders specify otherwise in their proxies.

Agenda Item No. 6.2    Election of Deloitte AG, Zurich, Switzerland as our Swiss registered auditor until our next annual general meeting

Agenda Item

        Our Board of Directors proposes that Deloitte AG, Zurich, Switzerland be elected as the Company's Swiss registered auditor until our next annual general meeting.

Explanation

        Under Swiss law, our shareholders must elect an independent Swiss registered public accounting firm. The Swiss registered auditor's main task is to audit our consolidated financial statements and the statutory financial statements of Tyco Electronics. Our Board of Directors has recommended that Deloitte AG, Zurich, Switzerland, be elected as our Swiss registered auditor for our consolidated financial statements and the statutory financial statements of Tyco Electronics Ltd.

80            2010 Annual General Meeting Proxy Statement

        Representatives of Deloitte AG will attend the Annual General Meeting and will have an opportunity to make a statement if they wish. They will also be available to answer appropriate questions at the meeting.

        For independent auditor fee information and information on our pre-approval policy of audit and non-audit services, see Agenda Item No. 6.1. See the Audit Committee Report included in this proxy statement for additional information about our Swiss registered auditors.

Vote Requirement to Approve Agenda Item

        The approval of a majority of our shares present and voting at the meeting, whether in person or by proxy, is required for approval of Agenda Item No. 6.2.

Recommendation

        The Board of Directors recommends a vote "FOR" approval of Agenda Item No. 6.2. Proxies will be so voted unless shareholders specify otherwise in their proxies.

Agenda Item No. 6.3    Election of PricewaterhouseCoopers AG, Zurich, Switzerland as special auditing firm until our next annual general meeting

Agenda Item

        Our Board of Directors proposes that PricewaterhouseCoopers AG, Zurich, Switzerland be elected as our special auditing firm until our next annual general meeting.

Explanation

        Under Swiss law, special reports by an auditor are required in connection with certain corporate transactions, including certain types of increases and decreases in share capital.

Vote Requirement to Approve Agenda Item

        The approval of a majority of our shares present and voting at the meeting, whether in person or by proxy, is required for approval of Agenda Item No. 6.3.

Recommendation

        The Board of Directors recommends a vote "FOR" approval of Agenda Item No. 6.3. Proxies will be so voted unless shareholders specify otherwise in their proxies.

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 AGENDA ITEM NO. 7—APPROVAL OF ANY ADJOURNMENTS OR POSTPONEMENTS
OF THE MEETING

Agenda Item

        Our Board of Directors proposes that our shareholders approve any adjournments or postponements of the Annual General Meeting.

Explanation

        You are being asked to approve any adjournments or postponements of the meeting so that we can solicit additional proxies if there are insufficient proxies to elect directors and approve the remaining agenda items at the time of the meeting.

Vote Requirement to Approve Agenda Item

        The approval of a majority of our shares present and voting at the meeting, whether in person or by proxy, is required for approval of Agenda Item No. 7.

Recommendation

        The Board of Directors recommends a vote "FOR" approval of Agenda Item No. 7. Proxies will be so voted unless shareholders specify otherwise in their proxies.

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 ADDITIONAL INFORMATION

Cost of Solicitation

        The cost of solicitation of proxies will be paid by Tyco Electronics. Tyco Electronics has engaged Innisfree M&A Incorporated as the proxy solicitor for the Annual General Meeting for an approximate fee of $15,000. In addition, certain directors, officers or employees of Tyco Electronics may solicit proxies by telephone or personal contact. Upon request, Tyco Electronics will reimburse brokers, dealers, banks and trustees, or their nominees, for reasonable expenses incurred by them in forwarding proxy materials to beneficial owners of shares.

Registered and Principal Executive Offices

        The registered and principal executive offices of Tyco Electronics are located at Rheinstrasse 20, CH-8200 Schaffhausen, Switzerland. The telephone number is +41 (0)52 633 66 61.

Annual Report

        Copies of our Annual Report for the fiscal year ended September 25, 2009 containing our audited consolidated financial statements with accompanying notes and our audited Swiss statutory financial statements prepared in accordance with Swiss law as well as additionally required Swiss disclosures, are available to shareholders free of charge on our Web site at www.tycoelectronics.com or by writing to Tyco Electronics Shareholder Services, Tyco Electronics Ltd., Rheinstrasse 20, CH-8200 Schaffhausen, Switzerland.

TYCO ELECTRONICS 2011 ANNUAL GENERAL MEETING OF SHAREHOLDERS

        Tyco Electronics anticipates that the 2011 Annual General Meeting of Shareholders will be held on or about March 9, 2011.

        Shareholder proposals submitted pursuant to Rule 14a-8 under the Securities Exchange Act and article 14 of Tyco Electronics' Articles of Association will be considered for inclusion in Tyco Electronics' 2011 proxy statement and proxy card for the meeting if the proposal is received in writing by Tyco Electronics' Secretary no later than [    •    ], 2010. The notice of proposal must comply with the requirements established by the SEC and must include the information specified in article 14 of Tyco Electronics' Articles of Association and must be a proper subject for shareholder action under Swiss law.

        Article 14 of Tyco Electronics' Articles of Association sets forth the procedures (including, without limitation, advance notice requirements) a shareholder must follow to request that an item be put on the agenda of a general meeting of shareholders. No prior notice is required to bring proposals (including the nomination of persons for election to the Board of Directors) at a general meeting of shareholders where such proposals relate to items that are already included on the agenda for that meeting.

        Proposals should be addressed to Harold G. Barksdale, Secretary, Tyco Electronics Ltd., Rheinstrasse 20, CH-8200 Schaffhausen, Switzerland.

        Tyco Electronics will furnish a copy of its Articles of Association to any shareholder without charge upon written request to the Secretary.

2010 Annual General Meeting Proxy Statement            83

 WHERE YOU CAN FIND MORE INFORMATION

        We file annual, quarterly and special reports, proxy statements and other information with the SEC. You may read and copy these materials at the SEC reference room at 100 F Street, N.E., Washington, D.C. 20549, USA. Please call the SEC at 1-800-SEC-0330 for further information on their public reference room. Our SEC filings are also available to the public at the SEC's Web site (http://www.sec.gov). In addition, you can obtain reports and proxy statements and other information about us at the offices of the New York Stock Exchange, 20 Broad Street, New York, New York 10005, USA.

        We maintain a Web site on the Internet at http://www.tycoelectronics.com. We make available free of charge, on or through our Web site, our annual report on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and any amendments to those reports, as soon as reasonably practicable after such material is filed with the SEC. This reference to our Internet address is for informational purposes only and shall not, under any circumstances, be deemed to incorporate the information available at such Internet address into this proxy statement.

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Appendix A

TYCO ELECTRONICS LTD.
2007 STOCK AND INCENTIVE PLAN
(AMENDED AND RESTATED AS OF [DATE OF 2010 ANNUAL GENERAL MEETING])

ARTICLE I
PURPOSE

        1.1    Purpose.    The purposes of this Tyco Electronics Ltd. 2007 Stock and Incentive Plan (Amended and Restated as of [date of 2010 Annual General Meeting]) (the "Plan") are to promote the interests of Tyco Electronics Ltd. (and any successor thereto) by (i) aiding in the recruitment and retention of Directors and Employees, (ii) providing incentives to such Directors and Employees by means of performance-related incentives to achieve short-term and long-term performance goals, (iii) providing Directors and Employees an opportunity to participate in the growth and financial success of the Company, and (iv) promoting the growth and success of the Company's business by aligning the financial interests of Directors and Employees with that of the other stockholders of the Company. Toward these objectives, the Plan provides for the grant of Stock Options, Stock Appreciation Rights, Annual Performance Bonuses, Long Term Performance Awards and other Stock-Based Awards.

        1.2    Effective Dates; Shareholder Approval.    The Plan was originally effective June 29, 2007, the date of the dividend distribution of Tyco Electronics Ltd. shares to the Tyco International Ltd. shareholders of record on the distribution date. The Plan was approved by the Tyco Electronics Ltd. Board of Directors on June 4, 2007 and adopted by Tyco International Ltd., as the Company's sole shareholder, on June 4, 2007. An amendment and restatement to the Plan to ensure its compliance with Section 409A of the Code and to make certain other clarifying changes was adopted by the Board of Directors of the Company on January 13, 2009 and approved by the Company's shareholders on June 22, 2009. This amended and restated Plan was adopted by the Board of Directors of the Company on November 17, 2009 and is effective as of [date of 2010 Annual General Meeting, subject to approval by shareholders of the Company].

ARTICLE II
DEFINITIONS

        For purposes of the Plan, the following terms have the following meanings, unless another definition is clearly indicated by particular usage and context:

          "Acquired Company" means any business, corporation or other entity acquired by the Company or any Subsidiary.

          "Acquired Grantee" means the grantee of a stock-based award of an Acquired Company and may include a current or former Director of an Acquired Company.

          "Annual Performance Bonus" means an Award of cash or Shares granted under Section 4.4 of the Plan that is paid solely on account of the attainment of a specified performance target in relation to one or more Performance Measures.

          "Award" means any form of incentive or performance award granted under the Plan, whether singly or in combination, to a Participant by the Committee pursuant to any terms and conditions that the Committee may establish and set forth in the applicable Award Certificate. Awards granted under the Plan may consist of:

            (a) "Stock Options" awarded pursuant to Section 4.3;

            (b) "Stock Appreciation Rights" awarded pursuant to Section 4.3;

2010 Annual General Meeting Proxy Statement            A-1

            (c) "Annual Performance Bonuses" awarded pursuant to Section 4.4;

            (d) "Long Term Performance Awards" awarded pursuant to Section 4.5;

            (e) "Other Stock-Based Awards" awarded pursuant to Section 4.6;

            (f) "Director Awards" awarded pursuant to Section 4.7; and

            (g)"Substitute Awards" awarded pursuant to Section 4.8.

          "Award Certificate" means the document issued, either in writing or an electronic medium, by the Committee or its designee to a Participant evidencing the grant of an Award.

          "Board" means the Board of Directors of the Company.

          "Cause" means misconduct that is willfully or wantonly harmful to the Company or any of its Subsidiaries, monetarily or otherwise, including, without limitation, conduct that violates the Company's Code of ethical Conduct.

          "Change in Control" means the first to occur of any of the following events:

            (a) any "person" (as defined in Section 13(d) and 14(d) of the Exchange Act, excluding for this purpose, (i) the Company or any Subsidiary or (ii) any employee benefit plan of the Company or any Subsidiary (or any person or entity organized, appointed or established by the Company for or pursuant to the terms of any such plan that acquires beneficial ownership of voting securities of the Company), is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act) directly or indirectly of securities of the Company representing more than 30 percent of the combined voting power of the Company's then outstanding securities; provided, however, that no Change in Control will be deemed to have occurred as a result of a change in ownership percentage resulting solely from an acquisition of securities by the Company; or

            (b) persons who, as of the Effective Date constitute the Board (the "Incumbent Directors") cease for any reason (including without limitation, as a result of a tender offer, proxy contest, merger or similar transaction) to constitute at least a majority thereof, provided that any person becoming a Director of the Company subsequent to the Effective Date shall be considered an Incumbent Director if such person's election or nomination for election was approved by a vote of at least 50 percent of the Incumbent Directors; but provided further, that any such person whose initial assumption of office is in connection with an actual or threatened proxy contest relating to the election of members of the Board or other actual or threatened solicitation of proxies or consents by or on behalf of a "person" (as defined in Section 13(d) and 14(d) of the Exchange Act) other than the Board, including by reason of agreement intended to avoid or settle any such actual or threatened contest or solicitation, shall not be considered an Incumbent Director; or

            (c) consummation of a reorganization, merger or consolidation or sale or other disposition of at least 80 percent of the assets of the Company (a "Business Combination"), in each case, unless, following such Business Combination, all or substantially all of the individuals and entities who were the beneficial owners of outstanding voting securities of the Company immediately prior to such Business Combination beneficially own directly or indirectly more than 50 percent of the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, of the company resulting from such Business Combination (including, without limitation, a company which, as a result of such transaction, owns the Company or all or substantially all of the Company's assets either directly or through one or more Subsidiaries) in substantially the same proportions as their

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    ownership, immediately prior to such Business Combination, of the outstanding voting securities of the Company; or

            (d) approval by the stockholders of the Company of a complete liquidation or dissolution of the Company;

    provided, however, that if and to the extent that any provision of this Plan or an Award Certificate would cause a payment of deferred compensation that is subject to Code Section 409A(a)(2) to be made upon the occurrence of a "Change in Control," or would change the timing and/or form of any payment of deferred compensation that is subject to Code Section 409A(a)(2) upon a specified date or event occurring after a "Change in Control" or upon a "Change in Control Termination," then such payment shall not be made, or such change in timing or form of payment shall not occur, unless such "Change in Control" is also a "change in ownership or effective control" of the Company within the meaning of Code Section 409A(2)(A)(v) and applicable regulations and rulings thereunder and such payment, or such associated date or event, occurs no later than two years after the date of such "Change in Control."

          "Change in Control Termination" means a Participant's involuntary termination of employment that occurs during the 12 month period immediately following a Change in Control. For this purpose, a Participant's involuntary termination of employment includes only the following:

            (a) termination of the Participant's employment by the Company for any reason other than for Cause, Disability or death;

            (b) termination of the Participant's employment by the Participant after one of the following events, provided that the Participant's termination of employment occurs within one hundred and eighty (180) days after the occurrence of any such event:

              i.    the Company (1) assigns or causes to be assigned to the Participant duties inconsistent in any material respect with his or her position as in effect immediately prior to the Change in Control; (2) makes or causes to be made any material adverse change in the Participant's position, authority, duties or responsibilities; or (3) takes or causes to be taken any other action which, in the reasonable judgment of the Participant, would cause him or her to violate his or her ethical or professional obligations (after written notice of such judgment has been provided by the Participant to the Company and the Company has been given a 15-day period within which to cure such action), or which results in a significant diminution in such position, authority, duties or responsibilities; or

              ii.    the Company, without the Participant's consent, (1) requires the Participant to relocate to a principal place of employment more than fifty (50) miles from his or her existing place of employment; or (2) reduces the Participant's base salary, annual bonus, or retirement, welfare, stock incentive, perquisite (if any) and other benefits taken as a whole.

          "Code" means the United States Internal Revenue Code of 1986, as amended.

          "Committee" means the Management Development and Compensation Committee of the Board or any successor committee or subcommittee of the Board, which committee is comprised solely of two or more persons who are outside directors within the meaning of Section 162(m)(4)(C)(i) of the Code and the applicable regulations and nonemployee directors within the meaning of Rule 16b-3(b)(3) under the Exchange Act.

          "Common Stock" means the common stock of the Company, $.20 (U.S.) par value, and such other securities or property as may become subject to Awards pursuant to an adjustment made under Section 5.3 of the Plan.

2010 Annual General Meeting Proxy Statement            A-3

          "Company" means Tyco Electronics Ltd., a Swiss company, or any successor thereto.

          "Deferred Stock Unit" means a Unit granted under Section 4.6 to acquire Shares upon Termination of Directorship or Termination of Employment, subject to any restrictions that the Committee, in its discretion, may determine.

          "Director" means a member of the Board who is a "non-employee director" within the meaning of Rule 16b-3(b)(3) under the Exchange Act.

          "Director Shares" means the award of fully-vested Shares to a Director under Section 4.6 as part of the Director's annual compensation, or under such circumstances as are deemed appropriate by the Board.

          "Disabled" or "Disability" means the inability of the Director or Employee to perform the material duties pertaining to such Director's directorship or such Employee's employment due to a physical or mental injury, infirmity or incapacity for 180 days (including weekends and holidays) in any 365-day period. The existence or nonexistence of a Disability shall be determined by an independent physician selected by the Company and reasonably acceptable to the Director or Employee. Notwithstanding the above, if and to the extent that any provision of this Plan or an Award Certificate would cause a payment of deferred compensation that is subject to Code Section 409A(a)(2) to be made upon the occurrence of a "Disability" or upon a person becoming "Disabled," or would cause a change in the timing or form of payment of such deferred compensation upon the occurrence of a "Disability" or upon a person becoming "Disabled," then such payment shall not be made, or such change in timing or form of payment shall not occur, unless such "Disability" or condition of being "Disabled" satisfies the requirements of Code Section 409A(2)(C) and applicable regulations and rulings thereunder.

          "Dividend Equivalent" means an amount equal to the cash dividend or the Fair Market Value of the stock dividend that would be paid on each Share underlying an Award if the Share were duly issued and outstanding on the date on which the dividend is payable. Dividend Equivalents will not be awarded in connection with stock option or Stock Appreciation Rights Awards.

          "Effective Date" means [date of 2010 Annual General Meeting, subject to approval by shareholders of the Company]. The original effective date of the Tyco Electronics Ltd. Stock and Incentive Plan was, June 29, 2007, the date of the dividend distribution of Tyco Electronics Ltd. shares to the Tyco International Ltd. shareholders of record on the distribution date.

          "Employee" means any individual who performs services as an officer or employee of the Company or a Subsidiary.

          "Exchange Act" means the United States Securities Exchange Act of 1934, as amended.

          "Exercise Price" means the price of a Share, as fixed by the Committee, which may be purchased under a Stock Option or with respect to which the amount of any payment pursuant to a Stock Appreciation Right is determined.

          "Fair Market Value" of a Share means the closing sales price on the New York Stock Exchange on the date as of which the determination of Fair Market Value is being made or, if no sale is reported for such day, on the next preceding day on which a sale of Shares was reported. Notwithstanding anything to the contrary herein, the Fair Market Value of a Share will in no event be determined to be less than par value.

          "Fair Market Value Stock Option" means a Stock Option the Exercise Price of which is fixed by the Committee at a price equal to the Fair Market Value of a Share on the date of grant.

          "GAAP" means United States generally accepted accounting principles.

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          "Incentive Stock Option" means a Stock Option granted under Section 4.3 of the Plan that meets the requirements of Section 422 of the Code and any related regulations and is designated in the Award Certificate to be an Incentive Stock Option.

          "Key Employee" means an Employee who is a "covered employee" within the meaning of Section 162(m)(3) of the Code.

          "Long Term Performance Award" means an Award granted under Section 4.5 of the Plan that is paid solely on account of the attainment of a specified performance target in relation to one or more Performance Measures or other performance criteria as selected in the discretion of the Committee.

          "Non-Employee Director" means any member of the Board, elected or appointed, who is not otherwise an Employee of the Company or a Subsidiary. An individual who is elected to the Board at an annual meeting of the stockholders of the Company will be deemed to be a member of the Board as of the date of the meeting.

          "Nonqualified Stock Option" means any Stock Option granted under Section 4.3 of the Plan that is not an Incentive Stock Option.

          "Participant" means a Director, Employee or Acquired Grantee who has been granted an Award under the Plan.

          "Performance Cycle" means, with respect to any Award that vests based on Performance Measures, the period of 12 months or longer over which the level of performance will be assessed. The first Performance Cycle under the Plan will begin on such date as is set by the Committee, in its discretion.

          "Performance Measure" means, with respect to any Annual Performance Bonus or Long Term Performance Award, the business criteria selected by the Committee to measure the level of performance of the Company during the Performance Cycle. The Committee may select as the Performance Measure for a Performance Cycle any one or combination of the following Company measures, as interpreted by the Committee, which measures (to the extent applicable) will be determined in accordance with GAAP:

            (a) Net operating profit after taxes;

            (b) Net operating profit after taxes, per Share;

            (c) Return on invested capital;

            (d) Return on assets or net assets;

            (e) Total shareholder return;

            (f) Relative total shareholder return (as compared with a peer group of the Company);

            (g) Earnings before income taxes;

            (h) Earnings per Share;

            (i) Net income;

            (j) Free cash flow;

            (k) Free cash flow per Share;

            (l) Revenue (or any component thereof); or

            (m) Revenue growth.

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          "Performance Unit" means a Long Term Performance Award denominated in dollar Units.

          "Plan" means the Tyco Electronics Ltd. 2007 Stock and Incentive Plan (Amended and Restated as of [Date of 2010 Annual General Meeting]), as it may be amended from time to time.

          "Premium-Priced Stock Option" means a Stock Option the Exercise Price of which is fixed by the Committee at a price that exceeds the Fair Market Value of a Share on the date of grant.

          "Reporting Person" means a Director or an Employee who is subject to the reporting requirements of Section 16(a) of the Exchange Act.

          "Restricted Stock" means Shares issued pursuant to Section 4.6 that are subject to any restrictions that the Committee, in its discretion, may impose.

          "Restricted Unit" means a Unit granted under Section 4.6 to acquire Shares or an equivalent amount in cash, which Unit is subject to any restrictions that the Committee, in its discretion, may impose.

          "Retirement" means Termination of Employment on or after a Participant has attained age fifty-five (55) and has completed at least five years of service with the Company and its Subsidiaries.

          "Securities Act" means the United States Securities Act of 1933, as amended.

          "Share" means a share of Common Stock.

          "Stock Appreciation Right" means a right granted under Section 4.3 of the Plan to an amount in cash or Shares equal to any difference between the Fair Market Value of the Shares as of the date on which the right is exercised and the Exercise Price, where the amount of Shares attributable to each Stock Appreciation Right is set forth on or before the grant date.

          "Stock-Based Award" means an Award granted under Section 4.6 of the Plan and denominated in Shares.

          "Stock Option" means a right granted under Section 4.3 of the Plan to purchase from the Company a stated number of Shares at a specified price. Stock Options awarded under the Plan may be in the form of Incentive Stock Options or Nonqualified Stock Options.

          "Subsidiary" means a subsidiary company (wherever incorporated) of the Company; provided, that in the case of any Award that provides deferred compensation subject to Code Section 409A, "Subsidiary" shall not include any subsidiary company as defined above unless such company is within a controlled group of corporations with the Company as defined in Code Sections 1563(a)(1), (2) and (3) where the phrase "at least 50%" is substituted in each place "at least 80%" appears or is with the Company part of a group of trades or businesses under common control as defined in Code Section 414(c) and Treas. Reg. § 1.414(c)-2 where the phrase "at least 50%" is substituted in each place "at least 80%" appears, provided, however, that when the relevant determination is to be based upon legitimate business criteria (as described in Treas. Reg. § 1.409A-1(b)(5)(iii)(E) and § 1.409A-1(h)(3)), the phrase "at least 20%" shall be substituted in each place "at least 50%" appears as described above with respect to both a controlled group of corporations and trades or business under common control.

          "Target Amount" means the amount of Performance Units that will be paid if the Performance Measure is fully (100%) attained, as determined by the Committee.

          "Target Vesting Percentage" means the percentage of performance-based Restricted Units or Shares of Restricted Stock that will vest if the Performance Measure is fully (100%) attained, as determined by the Committee.

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          "Termination of Directorship" means the date of cessation of a Director's membership on the Board for any reason, with or without Cause, as determined by the Company; provided, that if and to the extent that any provision of this Plan or an Award Certificate would cause a payment of deferred compensation that is subject to Code Section 409A(a)(2) to be made upon the occurrence of a Termination of Directorship or would change the timing and/or form of any payment of deferred compensation that is subject to Code Section 409A(a)(2) upon a person's Termination of Directorship, then such payment shall not be made, or such change in timing and/or form of payment shall not occur, unless such Termination of Directorship would be deemed a "separation from service" within the meaning of Code Section 409A(a)(2)(A)(i) and applicable regulations and rulings thereunder, and shall not include any services provided in the capacity of an employee or otherwise.

          "Termination of Employment" means the date of cessation of an Employee's employment relationship with the Company or a Subsidiary for any reason, with or without Cause, as determined by the Company; provided, that if and to the extent that any provision of this Plan or an Award Certificate would cause a payment of deferred compensation that is subject to Code Section 409A(a)(2) to be made upon the occurrence of a Termination of Employment or would change the timing and/or form of any payment of deferred compensation that is subject to Code Section 409A(a)(2) upon a person's Termination of Employment, then such payment shall not be made or such change in timing and/or form of payment shall not occur, unless such Termination of Employment would be deemed a "separation from service" within the meaning of Code Section 409A(a)(2)(A)(i) and applicable regulations and rulings thereunder.

          "Unit" means, for purposes of Performance Units, the potential right to an Award equal to a specified amount denominated in such form as is deemed appropriate in the discretion of the Committee and, for purposes of Restricted Units or Deferred Stock Units, the potential right to acquire one Share.

ARTICLE III
ADMINISTRATION

        3.1    Committee.    The Plan will be administered by the Committee.

        3.2    Authority of the Committee.    The Committee or, to the extent required by applicable law, the Board will have the authority, in its sole and absolute discretion and subject to the terms of the Plan, to:

          (a)   Interpret and administer the Plan and any instrument or agreement relating to the Plan;

          (b)   Prescribe the rules and regulations that it deems necessary for the proper operation and administration of the Plan, and amend or rescind any existing rules or regulations relating to the Plan;

          (c)   Select Employees to receive Awards under the Plan;

          (d)   Determine the form of an Award, the number of Shares subject to each Award, all the terms and conditions of an Award, including, without limitation, the conditions on exercise or vesting, the designation of Stock Options as Incentive Stock Options or Nonqualified Stock Options, and the circumstances in which an Award may be settled in cash or Shares or may be cancelled, forfeited or suspended, and the terms of the Award Certificate;

          (e)   Determine whether Awards will be granted singly, in combination or in tandem;

          (f)    Establish and interpret Performance Measures (or, as applicable, other performance criteria) in connection with Annual Performance Bonuses and Long Term Performance Awards, evaluate the level of performance over a Performance Cycle and certify the level of performance attained with respect to Performance Measures (or other performance criteria, as applicable);

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          (g)   Except as provided in Section 6.1, waive or amend any terms, conditions, restrictions or limitations on an Award, except that the prohibition on the repricing of Stock Options and Stock Appreciation Rights, as described in Section 4.3(g), may not be waived and further provided that any such waiver or amendment shall either comply with the requirements of Section 409A or preserve any exemption from the application of Code Section 409A;

          (h)   Make any adjustments to the Plan (including but not limited to adjustment of the number of Shares available under the Plan or any Award) and any Award granted under the Plan as may be appropriate pursuant to Section 5.3;

          (i)    Determine and set forth in the applicable Award Certificate the circumstances under which Awards may be deferred and the extent to which a deferral will be credited with Dividend Equivalents and interest thereon;

          (j)    Determine whether a Nonqualified Stock Option or Restricted Share may be transferable to family members, a family trust or a family partnership;

          (k)   Establish any subplans and make any modifications to the Plan or to Awards made hereunder (including the establishment of terms and conditions not otherwise inconsistent with the terms of the Plan) that the Committee may determine to be necessary or advisable for grants made in countries outside the United States to comply with, or to achieve favorable tax treatment under, applicable foreign laws or regulations;

          (l)    Appoint such agents as it shall deem appropriate for proper administration of the Plan; and

          (m)  Take any and all other actions it deems necessary or advisable for the proper operation or administration of the Plan.

        3.3    Effect of Determinations.    All determinations of the Committee will be final, binding and conclusive on all persons having an interest in the Plan.

        3.4    Delegation of Authority.    The Board or, if permitted under applicable corporate law, the Committee, in its discretion and consistent with applicable law and regulations, may delegate to the Chief Executive Officer of the Company or any other officer or group of officers as it deems to be advisable, the authority to select Employees to receive an Award and to determine the number of Shares under any such Award, subject to any terms and conditions that the Board or the Committee may establish. When the Board or the Committee delegates authority pursuant to the foregoing sentence, it will limit, in its discretion, the number of Shares or aggregate value that may be subject to Awards that the delegate may grant. Only the Committee will have authority to grant and administer Awards to Directors, Key Employees and other Reporting Persons or to delegates of the Committee, and to establish and certify Performance Measures.

        3.5    Employment of Advisors.    The Committee may employ attorneys, consultants, accountants and other advisors, and the Committee, the Company and the officers and directors of the Company may rely upon the advice, opinions or valuations of the advisors employed.

        3.6    No Liability.    No member of the Committee or any person acting as a delegate of the Committee with respect to the Plan will be liable for any losses resulting from any action, interpretation or construction made in good faith with respect to the Plan or any Award granted under the Plan.

ARTICLE IV
AWARDS

        4.1    Eligibility.    All Participants and Employees are eligible to be designated to receive Awards granted under the Plan, except as otherwise provided in this Article IV.

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        4.2    Form of Awards.    Awards will be in the form determined by the Committee, in its discretion, and will be evidenced by an Award Certificate. Awards may be granted singly or in combination or in tandem with other Awards.

        4.3    Stock Options and Stock Appreciation Rights.    The Committee may grant Stock Options and Stock Appreciation Rights under the Plan to those Employees whom the Committee may from time to time select, in the amounts and pursuant to the other terms and conditions that the Committee, in its discretion, may determine and set forth in the Award Certificate, subject to the provisions below:

          (a)    Form.    Stock Options granted under the Plan will, at the discretion of the Committee and as set forth in the Award Certificate, be in the form of Incentive Stock Options, Nonqualified Stock Options or a combination of the two. If an Incentive Stock Option and a Nonqualified Stock Option are granted to the same Participant under the Plan at the same time, the form of each will be clearly identified, and they will be deemed to have been granted in separate grants. In no event will the exercise of one Award affect the right to exercise the other Award. Stock Appreciation Rights may be granted either alone or in connection with concurrently or previously granted Nonqualified Stock Options.

          (b)    Exercise Price.    The Committee will set the Exercise Price of Fair Market Value Stock Options or Stock Appreciation Rights granted under the Plan at a price that is equal to the Fair Market Value of a Share on the date of grant, subject to adjustment as provided in Section 5.3. The Committee will set the Exercise Price of Premium-Priced Stock Options at a price that is higher than the Fair Market Value of a Share as of the date of grant, provided that such price is no higher than 150 percent of such Fair Market Value. The Exercise Price of Incentive Stock Options will be equal to or greater than 110 percent of the Fair Market Value of a Share as of the date of grant if the Participant receiving the Stock Options owns stock possessing more than 10 percent of the total combined voting power of all classes of stock of the Company or any subsidiary or parent corporation of the Company, as defined in Section 424 of the Code. The Exercise Price of a Stock Appreciation Right granted in tandem with a Stock Option will equal the Exercise Price of the related Stock Option. The Committee will set forth the Exercise Price of a Stock Option or Stock Appreciation Right in the Award Certificate. Stock Options granted under the Plan will, at the discretion of the Committee and as set forth in the Award Certificate, be Fair Market Value Stock Options, Premium-Priced Stock Options or a combination of Fair Market Value Stock Options and Premium-Priced Stock Options.

          (c)    Term and Timing of Exercise.    Each Stock Option or Stock Appreciation Right granted under the Plan will be exercisable in whole or in part, subject to the following conditions, unless determined otherwise by the Committee:

              (i)  The Committee will determine and set forth in the Award Certificate the date on which any Award of Stock Options or Stock Appreciation Rights to a Participant may first be exercised. Unless the applicable Award Certificate provides otherwise, a Stock Option or Stock Appreciation Right will become exercisable in equal annual installments over a period of four years beginning immediately after the date on which the Stock Option or Stock Appreciation Right was granted. The right to exercise a Stock Option or Stock Appreciation Right will lapse no later than 10 years after the date of grant, except to the extent necessary to comply with applicable laws outside of the United States or to preserve the tax advantages of the Award outside the United States.

             (ii)  Unless the applicable Award Certificate provides otherwise, upon the death or Disability of a Participant who has outstanding Stock Options or Stock Appreciation Rights, the unvested Stock Options or Stock Appreciation Rights will vest. Unless the applicable Award Certificate provides otherwise, the Participant's Stock Options and Stock Appreciation Rights will lapse, and will not thereafter be exercisable, upon the earlier of (A) their original

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    expiration date or (B) the date that is three years after the date on which the Participant dies, incurs a Disability or retires.

            (iii)  Unless the applicable Award Certificate provides otherwise, upon the Retirement of a Participant, a pro rata portion of the Participant's Stock Options and Stock Appreciation Rights will vest so that the total number of vested Stock Options or Stock Appreciation Rights held by the Participant at Termination of Employment (including those that have already vested as of such date) will be equal to (A) the total number of Stock Options or Stock Appreciation Rights originally granted to the Participant under each Award multiplied by (ii) a fraction, the numerator of which is the period of time (in whole months) that have elapsed since the date of grant, and the denominator of which is four years (or such other applicable vesting term as is set forth in the Award Certificate). Unless the Award Certificate provides otherwise, such Participant's Stock Options and Stock Appreciation Rights will lapse, and will not thereafter be exercisable, upon the earlier of (A) their original expiration date or (B) the date that is three years after the date of Termination of Employment.

            (iv)  Upon the Termination of Employment of a Participant that does not meet the requirements of paragraphs (ii) or (iii) above, or as otherwise provided in Section 5.4 (Change in Control), any unvested Stock Options or Stock Appreciation Rights will be forfeited unless the Award Certificate provides otherwise. Any Stock Options or Stock Appreciation Rights that are vested as of such Termination of Employment will lapse, and will not thereafter be exercisable, upon the earlier of (A) their original expiration date or (B) the date that is ninety (90) days after the date of such Termination of Employment unless the Award Certificate provides otherwise.

             (v)  Stock Options and Stock Appreciation Rights of a deceased Participant may be exercised only by the estate of the Participant or by the person given authority to exercise the Stock Options or Stock Appreciation Rights by the Participant's will or by operation of law. If a Stock Option or Stock Appreciation Right is exercised by the executor or administrator of a deceased Participant, or by the person or persons to whom the Stock Option or Stock Appreciation Right has been transferred by the Participant's will or the applicable laws of descent and distribution, the Company will be under no obligation to deliver Shares or cash until the Company is satisfied that the person exercising the Stock Option or Stock Appreciation Right is the duly appointed executor or administrator of the deceased Participant or the person to whom the Stock Option or Stock Appreciation Right has been transferred by the Participant's will or by applicable laws of descent and distribution.

            (vi)  A Stock Appreciation Right granted in tandem with a Stock Option is subject to the same terms and conditions as the related Stock Option and will be exercisable only to the extent that the related Stock Option is exercisable.

          (d)    Payment of Exercise Price.    The Exercise Price of a Stock Option must be paid in full when the Stock Option is exercised. Stock certificates will be registered and delivered only upon receipt of payment. Payment of the Exercise Price may be made in cash or by certified check, bank draft, wire transfer, or postal or express money order, provided that the format is approved by the Company or a designated third-party administrator. The Committee, in its discretion may also allow payment to be made by any of the following methods, as set forth in the Award Certificate:

              (i)  Delivering a properly executed exercise notice to the Company or its agent, together with irrevocable instructions to a broker to deliver to the Company, within the typical settlement cycle for the sale of equity securities on the relevant trading market (or otherwise in accordance with the provisions of Regulation T issued by the Federal Reserve Board), the amount of sale proceeds with respect to the portion of the Shares to be acquired having a Fair

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    Market Value on the date of exercise equal to the sum of the applicable portion of the Exercise Price being so paid;

             (ii)  Tendering (actually or by attestation) to the Company previously acquired Shares that have been held by the Participant for at least six months, subject to paragraph (iv), and that have a Fair Market Value on the day prior to the date of exercise equal to the applicable portion of the Exercise Price being so paid, provided that the Board has specifically approved the repurchase of such Shares (unless such approval is not required by the terms of the bye-laws of the Company) and the Committee has determined that, as of the date of repurchase, the Company is, and after the repurchase will continue to be, able to pay its liabilities as they become due; or

            (iii)  Provided such payment method has been expressly authorized by the Board or the Committee in advance and subject to any requirements of applicable law and regulations, instructing the Company to reduce the number of Shares that would otherwise be issued by such number of Shares as have in the aggregate a Fair Market Value on the date of exercise equal to the applicable portion of the Exercise Price being so paid.

            (iv)  The Committee, in consideration of applicable accounting standards, may waive any holding period on Shares required to tender pursuant to clause (ii).

          (e)    Incentive Stock Options.    Incentive Stock Options granted under the Plan will be subject to the following additional conditions, limitations and restrictions:

            (i)    Eligibility.    Incentive Stock Options may be granted only to Employees of the Company or a Subsidiary that is a subsidiary or parent corporation of the Company, within the meaning of Section 424 of the Code.

            (ii)    Timing of Grant.    No Incentive Stock Option will be granted under the Plan after the 10-year anniversary of the date on which the Plan is adopted by the Board or, if earlier, the date on which the Plan is approved by the Company's stockholders.

            (iii)    Amount of Award.    Subject to Section 5.3 of the Plan, no more than 10 million Shares may be available for grant in the form of Incentive Stock Options. The aggregate Fair Market Value (as of the date of grant) of the Shares with respect to which the Incentive Stock Options awarded to any Employee first become exercisable during any calendar year may not exceed $100,000 (U.S.). For purposes of this $100,000 (U.S.) limit, the Employee's Incentive Stock Options under this Plan and all other plans maintained by the Company and its Subsidiaries will be aggregated. To the extent any Incentive Stock Option would exceed the $100,000 (U.S.) limit, the Incentive Stock Option will afterwards be treated as a Nonqualified Stock Option for all purposes to the extent required by the Code and underlying regulations and rulings.

            (iv)    Timing of Exercise.    If the Committee exercises its discretion in the Award Certificate to permit an Incentive Stock Option to be exercised by a Participant more than three months after the Participant has ceased being an Employee (or more than 12 months if the Participant is permanently and totally disabled, within the meaning of Section 22(e) of the Code), the Incentive Stock Option will afterwards be treated as a Nonqualified Stock Option to the extent required by the Code and underlying regulations and rulings. For purposes of this paragraph (iv), an Employee's employment relationship will be treated as continuing intact while the Employee is on military leave, sick leave or another approved leave of absence if the period of leave does not exceed 90 days, or a longer period to the extent that the Employee's right to reemployment with the Company or a Subsidiary is guaranteed by statute or by contract. If the period of leave exceeds 90 days and the Employee's right to

2010 Annual General Meeting Proxy Statement            A-11

    reemployment is not guaranteed by statute or contract, the employment relationship will be deemed to have ceased on the 91st day of the leave.

            (v)    Transfer Restrictions.    In no event will the Committee permit an Incentive Stock Option to be transferred by an Employee other than by will or the laws of descent and distribution, and any Incentive Stock Option awarded under this Plan will be exercisable only by the Employee during the Employee's lifetime.

          (f)    Exercise of Stock Appreciation Rights.    Upon exercise of a Participant's Stock Appreciation Rights, the Company will pay cash or Shares or a combination of cash and Shares, in the discretion of the Committee and as described in the Award Certificate. Cash payments will be equal to the excess of the Fair Market Value of a Share on the date of exercise over the Exercise Price, for each Share for which a Stock Appreciation Right was exercised. If Shares are paid for the Stock Appreciation Right, the Participant will receive a number of whole Shares equal to the quotient of the cash payment amount divided by the Fair Market Value of a Share on the date of exercise.

          (g)    No Repricing.    Except as otherwise provided in Section 5.3, in no event will the Committee (i) decrease the Exercise Price of a Stock Option or Stock Appreciation Right after the date of grant or (ii) cancel outstanding Stock Options or Stock Appreciation Rights in exchange for a cash payment or for a grant of replacement Stock Options or Stock Appreciation Rights with a lower Exercise Price than that of the replaced Stock Options or Stock Appreciation Rights or other Awards, without first obtaining the approval of the holders of a majority of the Shares who are present in person or by proxy at a meeting of the Company's stockholders and entitled to vote.

        4.4    Annual Performance Bonuses.    The Committee may grant Annual Performance Bonuses under the Plan in the form of cash or Shares to the Reporting Persons that the Committee may from time to time select, in the amounts and pursuant to the terms and conditions that the Committee may determine and set forth in the Award Certificate, subject to the provisions below:

          (a)    Performance Cycles.    Annual Performance Bonuses will be awarded in connection with a 12-month Performance Cycle, which will be the fiscal year of the Company.

          (b)    Eligible Participants.    Within 90 days after the commencement of a Performance Cycle, the Committee will determine the Reporting Persons who will be eligible to receive an Annual Performance Bonus under the Plan.

          (c)   Performance Measures; Targets; Award Criteria.

              (i)  Within 90 days after the commencement of a Performance Cycle, the Committee will fix and establish in writing (A) the Performance Measures that will apply to that Performance Cycle; (B) the Target Amount payable to each Participant; and (C) subject to subsection (d) below, the criteria for computing the amount that will be paid with respect to each level of attained performance. The Committee will also set forth the minimum level of performance, based on objective factors, that must be attained during the Performance Cycle before any Annual Performance Bonus will be paid and the percentage of the Target Amount that will become payable upon attainment of various levels of performance that equal or exceed the minimum required level.

             (ii)  The Committee may, in its discretion, select Performance Measures that measure the performance of the Company or one or more business units, divisions or Subsidiaries of the Company. The Committee may select Performance Measures that are absolute or relative to the performance of one or more comparable companies or an index of comparable companies.

            (iii)  The Committee, in its discretion, may, on a case-by-case basis, reduce, but not increase, the amount payable to any Key Employee with respect to any given Performance

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    Cycle, provided, however, that no reduction will result in an increase in the amount payable under any Annual Performance Bonus of another Key Employee.

          (d)    Payment, Certification.    No Annual Performance Bonus will vest with respect to any Reporting Person until the Committee certifies in writing the level of performance attained for the Performance Cycle in relation to the applicable Performance Measures. In applying Performance Measures, the Committee may, in its discretion, exclude unusual or infrequently occurring items (including any event listed in Section 5.3 and the cumulative effect of changes in the law, regulations or accounting rules), and may determine no later than ninety (90) days after the commencement of any applicable Performance Cycle to exclude other items, each determined in accordance with GAAP (to the extent applicable) and as identified in the financial statements, notes to the financial statements or discussion and analysis of management.

          (e)    Form of Payment.    Annual Performance Bonuses will be paid in cash or Shares. All such Performance Bonuses shall be paid no later than the 15th day of the third month following the end of the calendar year (or, if later, following the end of the Company's fiscal year) in which such Performance Bonuses are no longer subject to a substantial risk of forfeiture (as determined for purposes of Section 409A of the Code), except to the extent that a Participant has elected to defer payment under the terms of a duly authorized deferred compensation arrangement in which case the terms of such arrangement shall govern.

          (f)    Section 162(m) of the Code.    It is the intent of the Company that Annual Performance Bonuses be "performance-based compensation" for purposes of Section 162(m) of the Code, that this Section 4.4 be interpreted in a manner that satisfies the applicable requirements of Section 162(m)(C) of the Code and related regulations, and that the Plan be operated so that the Company may take a full tax deduction for Annual Performance Bonuses. If any provision of this Plan or any Annual Performance Bonus would otherwise frustrate or conflict with this intent, the provision will be interpreted and deemed amended so as to avoid this conflict.

        4.5    Long Term Performance Awards.    The Committee may grant Long Term Performance Awards under the Plan in the form of Performance Units, Restricted Units or Restricted Stock to any Employee who the Committee may from time to time select, in the amounts and pursuant to the terms and conditions that the Committee may determine and set forth in the Award Certificate, subject to the provisions below:

          (a)    Performance Cycles.    Long Term Performance Awards will be awarded in connection with a Performance Cycle, as determined by the Committee in its discretion, provided, however, that a Performance Cycle may be no shorter than 12 months and no longer than 5 years.

          (b)    Eligible Participants.    Within 90 days after the commencement of a Performance Cycle, the Committee will determine the Employees who will be eligible to receive a Long Term Performance Award for the Performance Cycle, provided that the Committee may determine the eligibility of any Employee other than a Key Employee after the expiration of the 90-day period.

          (c)    Performance Measures; Targets; Award Criteria.

              (i)  Within 90 days after the commencement of a Performance Cycle, the Committee will fix and establish in writing (A) the Performance Measures that will apply to that Performance Cycle; (B) with respect to Performance Units, the Target Amount payable to each Participant; (C) with respect to Restricted Units and Restricted Stock, the Target Vesting Percentage for each Participant; and (D) subject to subsection (d) below, the criteria for computing the amount that will be paid or will vest with respect to each level of attained performance. The Committee will also set forth the minimum level of performance, based on objective factors, that must be attained during the Performance Cycle before any Long Term Performance Award will be paid or vest, and the percentage of Performance Units that will become payable

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    and the percentage of performance-based Restricted Units or Shares of Restricted Stock that will vest upon attainment of various levels of performance that equal or exceed the minimum required level.

             (ii)  The Committee may, in its discretion, select Performance Measures that measure the performance of the Company or one or more business units, divisions or Subsidiaries of the Company. The Committee may select Performance Measures that are absolute or relative to the performance of one or more comparable companies or an index of comparable companies.

            (iii)  The Committee, in its discretion, may, on a case-by-case basis, reduce, but not increase, the amount of Long Term Performance Awards payable to any Key Employee with respect to any given Performance Cycle, provided, however, that no reduction will result in an increase in the dollar amount or number of Shares payable under any Long Term Performance Award of another Key Employee.

            (iv)  With respect to Employees who are not Key Employees, the Committee may establish, in its discretion, performance criteria other than the Performance Measures that will be applicable for the Performance Cycle.

          (d)    Payment, Certification.    No Long Term Performance Award will vest with respect to any Employee until the Committee certifies in writing the level of performance attained for the Performance Cycle in relation to the applicable Performance Measures. Long Term Performance Awards awarded to Participants who are not Key Employees will be based on the Performance Measures, or other applicable performance criteria, and payment formulas that the Committee, in its discretion, may establish for these purposes. These Performance Measures, or other performance criteria, and formulas may be the same as or different than the Performance Measures and formulas that apply to Key Employees.

          In applying Performance Measures, the Committee may, in its discretion, exclude unusual or infrequently occurring items (including any event listed in Section 5.3) and the cumulative effect of changes in the law, regulations or accounting rules, and may determine no later than ninety (90) days after the commencement of any applicable Performance Cycle to exclude other items, each determined in accordance with GAAP (to the extent applicable) and as identified in the financial statements, notes to the financial statements or discussion and analysis of management.

          (e)    Form of Payment.    Long Term Performance Awards in the form of Performance Units may be paid in cash or full Shares, in the discretion of the Committee, and as set forth in the Award Certificate. Performance-based Restricted Units and Restricted Stock will be paid in full Shares. Payment with respect to any fractional Share will be in cash in an amount based on the Fair Market Value of the Share as of the date the Performance Unit becomes payable. All such Long Term Performance Awards shall be paid no later than the 15th day of the third month following the end of the calendar year (or, if later, following the end of the Company's fiscal year) in which such Long Term Performance Awards are no longer subject to a substantial risk of forfeiture (as determined for purposes of Code Section 409A), except to the extent that a Participant has elected to defer payment under the terms of a duly authorized deferred compensation arrangement, in which case the terms of such arrangement shall govern.

          (f)    Section 162(m) of the Code.    It is the intent of the Company that Long Term Performance Awards made to Key Employees be "performance-based compensation" for purposes of Section 162(m) of the Code, that this Section 4.5 be interpreted in a manner that satisfies the applicable requirements of Section 162(m)(C) of the Code and related regulations with respect to Long Term Performance awards made to Key Employees, and that the Plan be operated so that the Company may take a full tax deduction for Long Term Performance Awards. If any provision of this Plan or any Long Term Performance Award would otherwise frustrate or conflict with this intent, the provision will be interpreted and deemed amended so as to avoid this conflict.

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          (g)    Retirement.    If a Participant would be entitled to a Long Term Performance Award but for the fact that the Participant's employment with the Company terminated prior to the end of the Performance Cycle as a result of the Participant's Retirement, the Participant may, in the Committee's discretion, receive a Long Term Performance Award, pro rated for the portion of the Performance Cycle that the Participant completed and payable at the same time after the end of the Performance Cycle that payments to other Long Term Performance Award recipients are made.

        4.6    Other Stock-Based Awards.    The Committee may, from time to time, grant Awards (other than Stock Options, Stock Appreciation Rights, Annual Performance Bonuses or Long Term Performance Awards) to any Employee who the Committee may from time to time select, which Awards consist of, or are denominated in, payable in, valued in whole or in part by reference to, or otherwise related to, Shares. These Awards may include, among other forms, Restricted Stock, Restricted Units, or Deferred Stock Units. The Committee will determine, in its discretion, the terms and conditions that will apply to Awards granted pursuant to this Section 4.6, which terms and conditions will be set forth in the applicable Award Certificate.

          (a)    Vesting.    Unless the Award Certificate provides otherwise, restrictions on Stock-Based Awards granted under this Section 4.6 will lapse in equal annual installments over a period of four years beginning immediately after the date of grant. If the restrictions on Stock-Based Awards have not lapsed or been satisfied as of the Participant's Termination of Employment, the Shares will be forfeited by the Participant if the termination is for any reason other than the Retirement, death or Disability of the Participant or a Change in Control. Unless the Award Certificate provides otherwise, (i) all restrictions on Stock-Based Awards granted pursuant to this Section 4.6 will lapse upon the death or Disability of the Participant, (ii) in the event of Retirement, the Award will vest pro rata with respect to the portion of the four-year vesting term (or such other vesting term as is set forth in the Award Certificate) that the Participant has completed as of the Participant's Termination of Employment and provided that the Participant has satisfied all other applicable conditions established by the Committee with respect to such pro rata vesting, and (iii) in the event of a Change in Control, Stock-Based Awards will be treated in accordance with Section 5.4. In no event may the vesting period of a time-based full-value share award be less than three years (on either a cliff or graded vesting basis), except that the Committee may award up to 10 percent of the shares authorized for issuance under Section 5.1 with a vesting period of less than three years under such circumstances as it deems appropriate.

          (b)    Grant of Restricted Stock.    The Committee may grant Restricted Stock to any Employee, which Shares will be registered in the name of the Participant and held for the Participant by the Company. The Participant will have all rights of a stockholder with respect to the Shares, including the right to vote and to receive dividends or other distributions, except that the Shares may be subject to a vesting schedule and will be forfeited if the Participant attempts to sell, transfer, assign, pledge or otherwise encumber or dispose of the Shares before the restrictions are satisfied or lapse.

          (c)    Grant of Restricted Units.    The Committee may grant Restricted Units to any Employee, which Units will be paid in cash or whole Shares or a combination of cash and Shares, as determined in the discretion of the Committee. The Committee will determine the terms and conditions applicable to the grant of Restricted Units, which terms and conditions will be set forth in the Award Certificate. For each Restricted Unit that vests, one Share will be paid or an amount in cash equal to the Fair Market Value of a Share, as set forth in the Award Certificate, will be delivered to the Participant on the applicable delivery date.

2010 Annual General Meeting Proxy Statement            A-15

          (d)    Grant of Deferred Stock Units.    The Committee may grant Deferred Stock Units to any Employee, which Units will be paid in whole Shares upon the Employee's Termination of Employment if the restrictions on the Units have lapsed. One Share will be paid for each Deferred Stock Unit that becomes payable.

          (e)    Dividends and Dividend Equivalents.    At the discretion of the Committee and as set forth in the applicable Award Certificate, dividends issued on Shares may be paid immediately or withheld and deferred in the Participant's account. In the event of a payment of dividends on Common Stock, the Committee may credit Restricted Units with Dividend Equivalents in accordance with terms and conditions established in the discretion of the Committee. Dividend Equivalents will be subject to such vesting terms as is determined by the Committee and may be distributed immediately or withheld and deferred in the Participant's account as determined by the Committee and set forth in the applicable Award Certificate. Deferred Stock Units may, in the discretion of the Committee and as set forth in the Award Certificate, be credited with Dividend Equivalents or additional Deferred Stock Units. The number of any Deferred Stock Units credited to a Participant's account upon the payment of a dividend will be equal to the quotient produced by dividing the cash value of the dividend by the Fair Market Value of one Share as of the date the dividend is paid. The Committee will determine any terms and conditions on deferral of a dividend or Dividend Equivalent, including the rate of interest to be credited on deferral and whether interest will be compounded.

        4.7    Director Awards.

          (a)   The Committee may grant Deferred Stock Units to each Director in such an amount as the Board, in its discretion, may approve in advance. Each such Deferred Stock Unit will vest as determined by the Committee and set forth in the Award Certificate and will be paid in Shares within 30 days following the recipient's Termination of Directorship, subject to deferral under any applicable deferred compensation plan approved by the Committee, in which case the terms of such arrangement shall govern. Dividend Equivalents or additional Deferred Stock Units will be credited to each Director's account when dividends are paid on Common Stock to the shareholders, and will be paid to the Director at the same time that the Deferred Stock Units are paid to the Director.

          (b)   The Committee may grant Director Shares to each Director in such amounts as the Board, in its discretion, may approve in advance.

          (c)   The Committee may, in its discretion, grant Stock Options, Stock Appreciation Rights and other Stock-Based Awards to Directors.

        4.8    Substitute Awards.    The Committee may make Awards under the Plan to Acquired Grantees through the assumption of, or in substitution for, outstanding Stock-Based Awards previously granted to such Acquired Grantees. Such assumed or substituted Awards will be subject to the terms and conditions of the original awards made by the Acquired Company, with such adjustments therein as the Committee considers appropriate to give effect to the relevant provisions of any agreement for the acquisition of the Acquired Company, provided that any such adjustment with respect to Nonqualified Stock Options and Stock Appreciation Rights shall satisfy the requirements of Treas. Reg. § 1.409A-1(b)(5)(v)(D) and otherwise ensure that such awards continue to be exempt from Code Section 409A and provided that any adjustment to Awards that are subject to Code Section 409A is in compliance with Code Section 409A and the regulations and rulings thereunder. Any grant of Incentive Stock Options pursuant to this Section 4.8 will be made in accordance with Section 424 of the Code and any final regulations published thereunder.

        4.9    Limit on Individual Grants.    Subject to Sections 5.1 and 5.3, no Employee may be granted more than 6 million Shares over any calendar year pursuant to Awards of Stock Options, Stock

A-16            2010 Annual General Meeting Proxy Statement

Appreciation Rights and performance-based Restricted Stock and Restricted Units, except that an incentive Award of no more than 10 million Shares may be made pursuant to Stock Options, Stock Appreciation Rights and performance-based Restricted Stock and Restricted Units to any person who has been hired within the calendar year as a Key Employee. The maximum amount that may be paid in cash or Shares pursuant to Annual Performance Bonuses or Long Term Performance Awards paid in Performance Units to any one Employee is $10 million (U.S.) for any Performance Cycle of 12 months. For any longer Performance Cycle, this maximum will be adjusted proportionally.

        4.10    Termination for Cause.    Notwithstanding anything to the contrary herein, if a Participant incurs a Termination of Directorship or Termination of Employment for Cause, then all Stock Options, Stock Appreciation Rights, Annual Performance Bonuses, Long Term Performance Awards, Restricted Units, Restricted Stock and other Stock-Based Awards will immediately be cancelled. The exercise of any Stock Option or Stock Appreciation Right or the payment of any Award may be delayed, in the Committee's discretion, in the event that a potential termination for Cause is pending, subject to ensuring an exemption from or compliance with Code Section 409A and the underlying regulations and rulings. If a Participant incurs a Termination of Employment for Cause, or the Company becomes aware (after the Participant's Termination of Employment) of conduct on the part of the Participant that would be grounds for a Termination of Employment for Cause, then the Participant will be required to deliver to the Company (i) Shares (or, in the discretion of the Committee, cash) in an amount that is equal in value to the amount of any profit the Participant realized upon the exercise of an Option during the period beginning six (6) months prior to the Participant's Termination of Employment for Cause and ending on the two (2) year anniversary of such Termination of Employment; and (ii) the number of Shares (or, in the discretion of the Committee, the cash value of said shares) the Participant received for Restricted Shares or Restricted Units that vested during the period described in (i) above.

ARTICLE V
SHARES SUBJECT TO THE PLAN; ADJUSTMENTS

        5.1    Shares Available.    The Shares issuable under the Plan will be authorized but unissued Shares, and, to the extent permissible under applicable law, Shares acquired by the Company, any Subsidiary or any other person or entity designated by the Company. The original number of shares issuable under the Plan on and after the original effective date of the Plan (June 29, 2007) was five percent (5%) of the Shares outstanding as of that date. The total number of Shares with respect to which Awards may be issued under the Plan on and after the Effective Date may equal, but not exceed, the total number of shares remaining from the original number of shares issuable under the Plan, plus an additional fifteen million (15,000,000) shares, subject to adjustment in accordance with Section 5.3; provided that when Shares are issued pursuant to a grant of Restricted Stock, Restricted Units, Deferred Stock Units, Performance Units or as payment of an Annual Performance Bonus or other Stock-Based Award, the total number of Shares remaining available for grant will be decreased by a margin of at least 1.8 per Share issued. In addition, in the case of the settlement of any stock-settled Stock Appreciation Right, the total number of Shares available for grant will be decreased by the total number of Shares equal in value to the total value of the Stock Appreciation Right on the day of settlement. No more than 10 million Shares of the total Shares issuable under the Plan may be available for grant in the form of Incentive Stock Options.

        5.2    Counting Rules.    The following Shares related to Awards under this Plan may again be available for issuance under the Plan, in addition to the Shares described in Section 5.1:

          (a)   Shares related to Awards paid in cash;

          (b)   Shares related to Awards that expire, are forfeited or cancelled or terminate for any other reason without issuance of Shares, and provided that each such forfeited, cancelled or terminated

2010 Annual General Meeting Proxy Statement            A-17

  Share that was originally issued pursuant to a grant of Restricted Stock, Restricted Units, Deferred Stock Units, Performance Units or as payment of an Annual Performance Bonus or other Stock-Based Award shall be counted as 1.8 Share;

          (c)   Any Shares issued in connection with Awards that are assumed, converted or substituted as a result of the acquisition of an Acquired Company by the Company or a combination of the Company with another company; and

          (d)   Any Shares of Restricted Stock that are returned to the Company upon a Participant's Termination of Employment.

        5.3    Adjustments.    In the event of a change in the outstanding Shares by reason of a stock split, reverse stock split, dividend or other distribution (whether in the form of cash, Shares, other securities or other property), extraordinary cash dividend, recapitalization, merger, consolidation, split-up, spin-off, reorganization, combination, repurchase or exchange of Shares or other securities or similar corporate transaction or event, the Committee shall make an appropriate adjustment to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan. Any such adjustment with respect to Nonqualified Stock Options and Stock Appreciation Rights shall satisfy the requirements of Treas. Reg. § 1.409A-1(b)(5)(v)(D) and otherwise ensure that such awards continue to be exempt from Code Section 409A, and any adjustment to Awards that are subject to Code Section 409A shall comply with Code Section 409A and the regulations and rulings thereunder. Any adjustment made by the Committee under this Section 5.3 will be conclusive and binding for all purposes under the Plan.

        5.4    Change in Control.

          (a)   Unless otherwise provided under the terms of an applicable Award Certificate, (i) all outstanding Stock Options and Stock Appreciation Rights will become exercisable as of the effective date of a Participant's Change in Control Termination if the Awards are not otherwise vested, and all conditions will be waived with respect to outstanding Restricted Stock, Restricted Units and other Stock-Based Awards (other than Long Term Performance Awards) and Deferred Stock Units, and (ii) each Participant who has been granted an Annual Performance Bonus or Long Term Performance Award that is outstanding as of the date of such Participant's Change in Control Termination will be deemed to have achieved a level of performance, as of the Change in Control Termination, that would cause all (100%) of the Participant's Target Amounts to become payable and all restrictions on the Participant's Restricted Units and Shares of Restricted Stock to lapse. Unless the Committee determines otherwise in its discretion (either when the award is granted or any time thereafter), in the event that Awards outstanding as of the date of a Change in Control that are payable in shares of Company Common Stock will not be substituted with comparable awards payable or redeemable in shares of publicly-traded stock after the Change in Control, each such outstanding Award (i) will become fully vested (at target, where applicable) immediately prior to the Change in Control and (ii) each such Award that is a Stock Option will be settled in cash, without the Participant's consent, for an amount equal to the amount that could have been attained upon the exercise of such Award immediately prior to the Change in Control had such Award been exercisable or payable at such time.

          (b)   In addition to the such other actions described in Section 5.4(a), in the event of a Change in Control the Committee may take any one or more of the following actions with respect to any or all outstanding Awards, without the consent of the Participant: (i) the Committee may determine that outstanding Stock Options and Stock Appreciation Rights shall be fully exercisable, and restrictions on Restricted Stock, Restricted Units, Deferred Stock Units and other Stock-Based Awards shall lapse, as of the date of the Change in Control or such other time (prior to a Participant's Change in Control Termination) as the Committee determines, (ii) the Committee may require that a Participant surrender their outstanding Stock Options and Stock Appreciation

A-18            2010 Annual General Meeting Proxy Statement

  Rights in exchange for one or more payments by the Company, in cash or Common Stock as determined by the Committee, in an amount equal to the amount by which the then Fair Market Value of the shares of Common Stock subject to the Participant's unexercised Stock Options and Stock Appreciation Rights exceeds the exercise price, if any, and on such terms as the Committee determines, (iii) after giving Participants an opportunity to exercise their outstanding Stock Options and Stock Appreciation Rights, the Committee may terminate any or all unexercised Stock Options and Stock Appreciation Rights at such time as the Committee deems appropriate, (iv) the Committee may determine that Annual Performance Bonuses and/or Long Term Performance Awards will be paid out at their target level, in cash or Common Stock as determined by the Committee, or (v) the Committee may determine that Awards that remain outstanding after the Change in Control shall be converted to similar grants of, or assumed by, the surviving corporation (or a parent or subsidiary of the surviving corporation or successor). Such acceleration, surrender, termination, settlement or conversion shall take place as of the date of the Change in Control or such other date as the Committee may specify. The Committee may specify how an Award will be treated in the event of a Change in Control either when the Award is granted or at any time thereafter, except as otherwise provided herein.

        5.5    Fractional Shares.    No fractional Shares will be issued under the Plan. Except as otherwise provided in Section 4.5(e), if a Participant acquires the right to receive a fractional Share under the Plan, the Participant will receive, in lieu of the fractional Share, a full Share as of the date of settlement, unless otherwise provided by the Committee.

ARTICLE VI
AMENDMENT AND TERMINATION

        6.1    Amendment.    The Plan may be amended at any time and from time to time by the Board without the approval of stockholders of the Company, except that no material revision to the terms of the Plan will be effective until the amendment is approved by the stockholders of the Company. A revision is "material" for this purpose if, among other changes, it materially increases the number of Shares that may be issued under the Plan (other than an increase pursuant to Section 5.3 of the Plan), expands the types of Awards available under the Plan, materially expands the class of persons eligible to receive Awards under the Plan, materially extends the term of the Plan, materially decreases the Exercise Price at which Stock Options or Stock Appreciation Rights may be granted, reduces the Exercise Price of outstanding Stock Options or Stock Appreciation Rights, or results in the replacement of outstanding Stock Options and Stock Appreciation Rights with new Awards that have an Exercise Price that is lower than the Exercise Price of the replaced Stock Options and Stock Appreciation Rights. No amendment of the Plan or any outstanding Award made without the Participant's written consent may adversely affect any right of a Participant with respect to an outstanding Award.

        6.2    Termination.    The Plan will terminate upon the earlier of the following dates or events to occur:

          (a)   the adoption of a resolution of the Board terminating the Plan; or

          (b)   the day before the 10th anniversary of the adoption of the Plan by the Company's shareholder as described in Section 1.2.

No Awards will be granted under this Plan after it has terminated. The termination of the Plan, however, will not alter or impair any of the rights or obligations of any person under any Award previously granted under the Plan without such person's consent. After the termination of the Plan, any previously granted Awards will remain in effect and will continue to be governed by the terms of the Plan and the applicable Award Certificate.

2010 Annual General Meeting Proxy Statement            A-19

 ARTICLE VII
GENERAL PROVISIONS

        7.1    Nontransferability of Awards.    No Award under the Plan will be subject in any manner to alienation, anticipation, sale, assignment, pledge, encumbrance or transfer, and no other persons will otherwise acquire any rights therein, except as provided below.

          (a)   Any Award may be transferred by will or by the laws of descent or distribution.

          (b)   The Committee may provide in the applicable Award Certificate that all or any part of a Nonqualified Option or Shares of Restricted Stock may, subject to the prior written consent of the Committee, be transferred to a family member. For purposes of this subsection (b), "family member" includes any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law of the Participant, including adoptive relationships, any person sharing the Participant's household (other than a tenant or employee), a trust in which these persons have more than 50 percent of the beneficial interest, a foundation in which these persons (or the Participant) control the management of assets, and any other entity in which these persons (or the Participant) own more than 50 percent of the voting interests.

  Any transferred Award will be subject to all of the same terms and conditions as provided in the Plan and the applicable Award Certificate. The Participant or the Participant's estate will remain liable for any withholding tax that may be imposed by any federal, state or local tax authority. The Committee may, in its discretion, disallow all or a part of any transfer of an Award pursuant to this subsection (b) unless and until the Participant makes arrangements satisfactory to the Committee for the payment of any withholding tax. The Participant must immediately notify the Committee, in the form and manner required by the Committee, of any proposed transfer of an Award pursuant to this subsection (b). No transfer will be effective until the Committee consents to the transfer in writing.

          (c)   Except as otherwise provided in the applicable Award Certificate, any Nonqualified Stock Option transferred by a Participant pursuant to this subsection (c) may be exercised by the transferee only to the extent that the Award would have been exercisable by the Participant had no transfer occurred. The transfer of Shares upon exercise of the Award will be conditioned on the payment of any withholding tax.

          (d)   Restricted Stock may be freely transferred after the restrictions lapse or are satisfied and the Shares are delivered, provided, however, that Restricted Stock awarded to an affiliate of the Company may be transferred only pursuant to Rule 144 under the Securities Act, or pursuant to an effective registration for resale under the Securities Act. For purposes of this subsection (d), "affiliate" will have the meaning assigned to that term under Rule 144.

          (e)   In no event may a Participant transfer an Incentive Stock Option other than by will or the laws of descent and distribution.

        7.2    Withholding of Taxes.    The Committee, in its discretion, may satisfy a Participant's tax withholding obligations by any of the following methods or any method as it determines to be in accordance with the laws of the jurisdiction in which the Participant resides, has domicile or performs services.

          (a)    Stock Options and Stock Appreciation Rights.    As a condition to the delivery of Shares pursuant to the exercise of a Stock Option or Stock Appreciation Right, the Committee may require that the Participant, at the time of exercise, pay to the Company by cash, certified check, bank draft, wire transfer or postal or express money order an amount sufficient to satisfy any applicable tax withholding obligations. The Committee may also, in its discretion, accept payment

A-20            2010 Annual General Meeting Proxy Statement

  of tax withholding obligations through any of the Exercise Price payment methods described in Section 4.3(d).

          (b)    Other Awards Payable in Shares.    The Participant shall satisfy the Participant's tax withholding obligations arising in connection with the release of restrictions on Restricted Units, Restricted Stock and other Stock-Based Awards by payment to the Company in cash or by certified check, bank draft, wire transfer or postal or express money order, provided that the format is approved by the Company or a designated third-party administrator. However, subject to any requirements of applicable law, the Company may also satisfy the Participant's tax withholding obligations by other methods, including selling or withholding Shares that would otherwise be available for delivery, provided that the Board or the Committee has specifically approved such payment method in advance.

          (c)    Cash Awards.    The Company may satisfy a Participant's tax withholding obligation arising in connection with the payment of any Award in cash by withholding cash from such payment.

        7.3    Special Forfeiture Provision.    The Committee may, in its discretion, provide in an Award Certificate that the Participant may not, within two years of the Participant's Termination of Employment with the Company, enter into any employment or consultation arrangement (including service as an agent, partner, stockholder, consultant, officer or director) with any entity or person engaged in any business in which the Company or any Subsidiary is engaged without prior written approval of the Committee if, in the sole judgment of the Committee, the business is competitive with the Company or any Subsidiary or business unit or such employment or consultation arrangement would present a risk that the Participant would likely disclose Company proprietary information (as determined by the Committee). If the Committee makes a determination that this prohibition has been violated, the Participant (i) will forfeit all rights under any outstanding Stock Option or Stock Appreciation Right that was granted subject to the Award Certificate and will return to the Company the amount of any profit realized upon an exercise of all Awards during the period, as the Committee determines and sets forth in the Award Certificate, beginning no earlier than six months prior to the Participant's Termination of Employment, and (ii) will forfeit and return to the Company any Annual Performance Bonuses, Performance Units, Shares of Restricted Stock, Restricted Units (including any credited Dividend Equivalents), Deferred Stock Units, and other Stock-Based Awards that are outstanding on the date of the Participant's Termination of Employment, subject to the Award Certificate, and have not vested or that had vested and remain subject to this Section 7.3 during a period, as the Committee determines and sets forth in the Award Certificate, beginning no earlier than six months prior to the Participant's Termination of Employment.

        7.4    No Implied Rights.    The establishment and operation of the Plan, including the eligibility of a Participant to participate in the Plan, will not be construed as conferring any legal or other right upon any Director for any continuation of directorship or any Employee for the continuation of employment through the end of any Performance Cycle or other period. The Company expressly reserves the right, which may be exercised at any time and in the Company's sole discretion, to discharge any individual or treat him or her without regard to the effect such discharge might have upon him or her as a Participant in the Plan.

        7.5    No Obligation to Exercise Awards.    The grant of a Stock Option or Stock Appreciation Right will impose no obligation upon the Participant to exercise the Award.

        7.6    No Rights as Stockholders.    A Participant who is granted an Award under the Plan will have no rights as a stockholder of the Company with respect to the Award unless and until certificates for the Shares underlying the Award are registered in the Participant's name and (other than in the case of Restricted Stock) delivered to the Participant. The right of any Participant to receive an Award by virtue of participation in the Plan will be no greater than the right of any unsecured general creditor of the Company.

2010 Annual General Meeting Proxy Statement            A-21

        7.7    Indemnification of Committee.    The Company will indemnify, to the fullest extent permitted by law, each person made or threatened to be made a party to any civil or criminal action or proceeding by reason of the fact that the person, or the executor or administrator of the person's estate, is or was a member of the Committee or a delegate of the Committee.

        7.8    No Required Segregation of Assets.    Neither the Company nor any Subsidiary will be required to segregate any assets that may at any time be represented by Awards granted pursuant to the Plan.

        7.9    Nature of Payments.    All Awards made pursuant to the Plan are in consideration of services for the Company or a Subsidiary. Any gain realized pursuant to Awards under the Plan constitutes a special incentive payment to the Participant and will not be taken into account as compensation for purposes of any other employee benefit plan of the Company or a Subsidiary, except as the Committee otherwise provides. The adoption of the Plan will have no effect on Awards made or to be made under any other benefit plan covering an employee of the Company or a Subsidiary or any predecessor or successor of the Company or a Subsidiary.

        7.10    Securities Law Compliance.    Awards under the Plan are intended to satisfy the requirements of Rule 16b-3 under the Exchange Act. If any provision of this Plan or any grant of an Award would otherwise frustrate or conflict with this intent, that provision will be interpreted and deemed amended so as to avoid conflict. No Participant will be entitled to a grant, exercise, transfer or payment of any Award if the grant, exercise, transfer or payment would violate the provisions of the Sarbanes-Oxley Act of 2002 or any other applicable law.

        7.11    Section 409A Compliance.    To the extent the Committee determines that any Award granted under the Plan is subject to Section 409A of the Code, the Award Certificate evidencing such Award will incorporate the terms and conditions required by Section 409A of the Code. To the extent applicable, the Plan and the Award Certificate will be interpreted in accordance with Section 409A of the Code and Department of Treasury regulations and other interpretive guidance issued thereunder, including without limitation any such regulations or other guidance that may be issued after the Effective Date. Notwithstanding any provision of the Plan, in the event that the Committee determines that any Award may be subject to Section 409A of the Code, the Committee may adopt such amendments to the Plan and/or the applicable Award Certificate or adopt policies and procedures or take any other action or actions, including an action or amendment with retroactive effect, that the Committee determines is necessary or appropriate to (i) exempt the Award from the application of Section 409A of the Code or (ii) comply with the requirements of Section 409A of the Code. Any Award that provides for a payment to any Participant who is a "specified employee" of deferred compensation that is subject to Code Section 409A(a)(2) and that becomes payable upon, or that is accelerated upon, such Participant's Termination of Employment, shall also provide that no such payment shall be made on or before the date which is six months following such Participant's Termination of Employment (or, if earlier, such Participant's death). A specified employee for this purpose shall be determined by the Committee or its delegate in accordance with the provisions of Code Section 409A and the regulations and rulings thereunder.

        7.12    Governing Law, Severability.    The Plan and all determinations made and actions taken under the Plan will be governed by the law of Switzerland and construed accordingly. If any provision of the Plan is held unlawful or otherwise invalid or unenforceable in whole or in part, the unlawfulness, invalidity or unenforceability will not affect any other parts of the Plan, which parts will remain in full force and effect.

A-22            2010 Annual General Meeting Proxy Statement

Appendix B

PRIMARY TALENT MARKET PEER GROUP

Aerospace & Defense, Electronics & Scientific Equipment, Industrial Manufacturing

3M Company
Advanced Micro Devices Inc.
Aerojet, GenCorp. Co.
Agilent Technologies Inc.
Ameron International Corp.
AMETEK Inc.
A. O. Smith Corporation
Applied Materials Inc.
Arrow Electronics, Inc.
BAE Systems PLC
Ball Corp.
Beckman Coulter Inc.
Bio-Rad Laboratories, Inc.
The Boeing Company
Brady Corp.
Calgon Carbon Corporation
Cameron International Corp.
Caterpillar Inc.
Celestica Inc.
CommScope, Inc.
The Connell Company
Cubic Corp.
Curtiss-Wright Corporation
Deere & Company
Donaldson Co. Inc.
Eaton Corporation
Embraer-Empresa Brasiliera
    de Aeronautica S.A.
Fairchild Controls Corporation	FANUC Robotics America
Fortune Brands Inc.
GAF Materials Corporation
    (Canada)
General Atomics
General Dynamics Corporation
General Electric Company
Goodrich Corp.
Goodyear Tire & Rubber Co.
Greif, Inc.
Herman Miller
Honeywell International Inc.
Ingersoll-Rand
Invensys Controls
Johns-Manville
Kaman Industrial Technologies
KLA-Tencor Corporation
L-3 Communications Holdings
    Inc.
Lafarge North America
Lockheed Martin Corp.
Matthews International
    Corporation
MeadWestvaco Corp.
Millipore Corp.
Mine Safety Appliances Co.
MSC Industrial Direct Co. Inc.
Omnova Solutions Inc.
Owens-Illinois Inc.	Panasonic Corporation of North
    America

Parker Hannifin Corporation
Plexus Corp.
Polymer Group, Inc.
PolyOne Corporation
Raytheon Company
Regal Beloit Corporation
Rockwell Automation Inc.
Rockwell Collins Inc.
Rolls-Royce North America
SCA Americas
Schneider Electric SA
Sealed Air Corporation
Sensata Technologies, Inc.
Siemens AG
Sonoco Products Co.
SPX Corporation
Taylor-Wharton
Terex Corp.
Textron Inc.
Thomas & Betts Corp.
Timex Group USA, Inc.
Toro Co.
United Technologies Corporation
USG Corp.
VWR International, LLC
W. W. Grainger, Inc.

2010 Annual General Meeting Proxy Statement            B-1

Please check one of the following boxes:

☐

The person signing on the reverse side of this card, being a holder of shares of Tyco Electronics, revoking any proxy heretofore given in connection with the Meeting, hereby appoints as his/her proxy at the Meeting, Thomas J. Lynch, Terrence R. Curtin or Robert A. Scott, or any of them, (the “Company Officers”) with full powers of substitution, and directs such proxy to vote (or abstain from voting) at the Meeting all of his/her shares as indicated on the reverse side of this card or, to the extent that no such indication is given, to vote as set forth herein, and authorizes such proxy to vote in accordance with the recommendation of the Board of Directors on such other business as may properly be presented at the Meeting. See Company Officers address below for return of proxy card.

☐

The person signing on the reverse side of this card, being a holder of shares of Tyco Electronics, revoking any proxy heretofore given in connection with the Meeting, hereby appoints as his/her proxy at the Meeting, the independent proxy, Dr. Jvo Grundler, Ernst & Young AG, (the “Independent Proxy”) with full powers of substitution, and directs such proxy to vote (or abstain from voting) at the Meeting all of his/her shares as indicated on the reverse side of this card or, to the extent that no such indication is given, to vote as set forth herein, and authorizes such proxy to vote in accordance with the recommendation of the Board of Directors on such other business as may properly be presented at the Meeting. See Independent Proxy address below for return of proxy card.

Please indicate on the reverse side of this card how the shares represented by the Company Officers or the Independent Proxy are to be voted. If this card is returned duly signed but without any indication as to the appointment of the proxy above or how the shares are to be voted in respect of any of the resolutions described on the reverse side, the shareholder will be deemed to have appointed the Company Officers as the shareholder’s proxy and/or to have directed the proxy to vote “FOR” each of the director nominees and all of the agenda items (including each subpart thereof) described on the reverse side.

PLEASE MARK YOUR VOTES IN THE CORRESPONDING BOXES ON THE REVERSE SIDE

In order to assure that your votes are tabulated in time to be voted at the Meeting, you must submit your proxy card to either of the following addresses so that it is received by 5:00 p.m., Central European Time (11:00 a.m., Eastern Standard Time) on March 9, 2010.

If granting a proxy to the Company Officers:

Tyco Electronics Ltd.
c/o BNY Mellon Shareowner Services
P. O. Box 3550
South Hackensack, NJ 07606-9250
United States of America

If granting a proxy to the Independent Proxy:

Dr. Jvo Grundler
Ernst & Young AG
Legal
Bleicherweg 21
P.O. Box
CH-8022, Zurich, Switzerland

(CONTINUED AND TO BE SIGNED ON REVERSE SIDE)

Address Change/Comments (Mark the corresponding box on the reverse side)

PLEASE INDICATE WITH AN “X” IN THE APPROPRIATE SPACE HOW YOU WISH YOUR SHARES TO BE VOTED.	Please Mark Here for Address Change or Comments	☐

If no direction is made, this proxy will be voted “FOR” each of the director nominees listed below and “FOR” each agenda item (including each subpart hereof). The Board of Directors recommends a vote “FOR” each of the director nominees listed below and “FOR” each agenda item (including each subpart hereof).

		FOR	AGAINST	ABSTAIN
1.1	Election of Pierre R. Brondeau	☐	☐	☐
1.2	Election of Ram Charan	☐	☐	☐
1.3	Election of Juergen W. Gromer	☐	☐	☐
1.4	Election of Robert M. Hernandez	☐	☐	☐
1.5	Election of Thomas J. Lynch	☐	☐	☐
1.6	Election of Daniel J. Phelan	☐	☐	☐
1.7	Election of Frederic M. Poses	☐	☐	☐
1.8	Election of Lawrence S. Smith	☐	☐	☐
1.9	Election of Paula A. Sneed	☐	☐	☐
1.10	Election of David P. Steiner	☐	☐	☐
1.11	Election of John C. Van Scoter	☐	☐	☐
2.1

To approve the 2009 Annual Report of Tyco Electronics Ltd. (excluding the statutory financial statements for the period ended September 25, 2009 and the consolidated financial statements for the fiscal year ended September 25, 2009)

		☐	☐	☐
2.2	To approve the statutory financial statements of Tyco Electronics Ltd. for the period ended September 25, 2009	☐	☐	☐
2.3	To approve the consolidated financial statements of Tyco Electronics Ltd. for the fiscal year ended September 25, 2009	☐	☐	☐
3.

To approve the equivalent of a dividend payment in the form of a distribution to shareholders through a reduction of the par value of our shares, such payment to be made in four equal quarterly installments on or before March 25, 2011 (the end of the second fiscal quarter of 2011)

		☐	☐	☐
4.	To release the members of the Board of Directors and executive officers of Tyco Electronics for activities during fiscal year 2009	☐	☐	☐
5.	To approve an increase in the number of shares available for awards under the Tyco Electronics Ltd. 2007 Stock and Incentive Plan	☐	☐	☐
6.1	To elect Deloitte & Touche LLP as our independent registered public accounting firm for fiscal year 2010	☐	☐	☐
6.2	To elect Deloitte AG, Zurich, Switzerland, as our Swiss registered auditor until our next annual general meeting	☐	☐	☐
6.3	To elect PricewaterhouseCoopers AG, Zurich, Switzerland, as our special auditor until our next annual general meeting	☐	☐	☐
7.	To approve any adjournments or postponements of the Annual General Meeting	☐	☐	☐

In the event of other agenda items or proposals during the Annual General Meeting on which voting is permissible under Swiss law, the Company Officers or the Independent Proxy, as applicable, will vote your shares in accordance with the respective recommendation of the Board of Directors.

Note:

1. In the case of a corporation, this proxy must be under its common seal or signed by a duly authorized officer or director whose designation must be stated.

2. In the case of joint holders, any holder may sign, but the vote of the senior who tenders a vote, whether in person or by proxy, will be accepted to the exclusion of the votes of the other joint holders and for this purpose seniority will be determined by the order in which the names stand in the Register of Shareholders.

3. Please sign as name appears hereon. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

Signature	Name/Title	Date

FOLD AND DETACH HERE

ADMISSION TICKET

Annual General Meeting

of

Shareholders of

Tyco Electronics Ltd.

March 10, 2010

2:00 p.m., Central European Time

8:00 a.m., Eastern Standard Time

Radisson Blu Hotel, Zurich Airport, Zurich, Switzerland

TYCO ELECTRONICS LTD.

THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

Proxy Card for use at the Annual General Meeting of Shareholders of Tyco Electronics Ltd., a Swiss corporation (“Tyco Electronics”), or any adjournment or postponement thereof (the “Meeting”), to be held on March 10, 2010 at 2:00 p.m., Central European Time, at the Radisson Blu Hotel, Zurich Airport, Zurich, Switzerland.